EXHIBIT 99

BACM 2004-06                                          Banc of America Securities
Class A1

12/03/04 23:49:23, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Pre-RED\PreRed.oxd

-------------------------------------------------------------------------------
   Date                             0%       25%       50%       75%      100%
-------------------------------------------------------------------------------
Initial                          100.00    100.00    100.00    100.00    100.00
12/10/2005                        83.55     83.55     83.55     83.55     83.55
12/10/2006                        63.56     63.56     63.56     63.56     63.56
12/10/2007                        40.12     40.12     40.12     40.12     40.12
12/10/2008                        13.91     13.91     13.91     13.91     13.91
12/10/2009                         0.00      0.00      0.00      0.00      0.00
WAL (yrs)                          2.49      2.48      2.48      2.48      2.47
-------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
Class A2

12/03/04 23:49:23, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Pre-RED\PreRed.oxd

-------------------------------------------------------------------------------
   Date                             0%       25%       50%       75%      100%
-------------------------------------------------------------------------------
Initial                          100.00    100.00    100.00    100.00    100.00
12/10/2005                       100.00    100.00    100.00    100.00    100.00
12/10/2006                       100.00    100.00    100.00    100.00    100.00
12/10/2007                       100.00    100.00    100.00    100.00    100.00
12/10/2008                       100.00    100.00    100.00    100.00    100.00
12/10/2009                        10.09      9.42      8.55      7.25      0.41
12/10/2010                         0.00      0.00      0.00      0.00      0.00
WAL (yrs)                          4.79      4.77      4.75      4.71      4.47s
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
Class A3

12/03/04 23:49:23, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Pre-RED\PreRed.oxd

-------------------------------------------------------------------------------
  Date                              0%       25%       50%       75%      100%
-------------------------------------------------------------------------------
Initial                          100.00    100.00    100.00    100.00    100.00
12/10/2005                       100.00    100.00    100.00    100.00    100.00
12/10/2006                       100.00    100.00    100.00    100.00    100.00
12/10/2007                       100.00    100.00    100.00    100.00    100.00
12/10/2008                       100.00    100.00    100.00    100.00    100.00
12/10/2009                       100.00    100.00    100.00    100.00    100.00
12/10/2010                       100.00    100.00    100.00    100.00    100.00
12/10/2011                         0.00      0.00      0.00      0.00      0.00
WAL (yrs)                          6.87      6.86      6.85      6.83      6.66
-------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
Class AAB

12/03/04 23:49:23, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Pre-RED\PreRed.oxd

-------------------------------------------------------------------------------
   Date                             0%       25%       50%       75%      100%
-------------------------------------------------------------------------------
Initial                          100.00    100.00    100.00    100.00    100.00
12/10/2005                       100.00    100.00    100.00    100.00    100.00
12/10/2006                       100.00    100.00    100.00    100.00    100.00
12/10/2007                       100.00    100.00    100.00    100.00    100.00
12/10/2008                       100.00    100.00    100.00    100.00    100.00
12/10/2009                       100.00    100.00    100.00    100.00    100.00
12/10/2010                        86.06     86.06     86.06     86.06     86.06
12/10/2011                        74.40     74.15     73.81     73.25     63.91
12/10/2012                        18.55     15.80     13.12     10.56      8.28
12/10/2013                         5.02      0.50      0.00      0.00      0.00
12/10/2014                         0.00      0.00      0.00      0.00      0.00
WAL (yrs)                          7.38      7.31      7.26      7.22      7.10
-------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
Class A4

12/03/04 23:49:23, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Pre-RED\PreRed.oxd

-------------------------------------------------------------------------------
  Date                              0%       25%       50%       75%      100%
-------------------------------------------------------------------------------
Initial                          100.00    100.00    100.00    100.00    100.00
12/10/2005                       100.00    100.00    100.00    100.00    100.00
12/10/2006                       100.00    100.00    100.00    100.00    100.00
12/10/2007                       100.00    100.00    100.00    100.00    100.00
12/10/2008                       100.00    100.00    100.00    100.00    100.00
12/10/2009                       100.00    100.00    100.00    100.00    100.00
12/10/2010                       100.00    100.00    100.00    100.00    100.00
12/10/2011                       100.00    100.00    100.00    100.00    100.00
12/10/2012                       100.00    100.00    100.00    100.00    100.00
12/10/2013                       100.00    100.00     99.24     98.71     98.55
12/10/2014                         0.00      0.00      0.00      0.00      0.00
WAL (yrs)                          9.68      9.65      9.62      9.58      9.38
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
Class AJ

12/03/04 23:49:23, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Pre-RED\PreRed.oxd

-------------------------------------------------------------------------------
   Date                             0%       25%       50%       75%      100%
-------------------------------------------------------------------------------
Initial                          100.00    100.00    100.00    100.00    100.00
12/10/2005                       100.00    100.00    100.00    100.00    100.00
12/10/2006                       100.00    100.00    100.00    100.00    100.00
12/10/2007                       100.00    100.00    100.00    100.00    100.00
12/10/2008                       100.00    100.00    100.00    100.00    100.00
12/10/2009                       100.00    100.00    100.00    100.00    100.00
12/10/2010                       100.00    100.00    100.00    100.00    100.00
12/10/2011                       100.00    100.00    100.00    100.00    100.00
12/10/2012                       100.00    100.00    100.00    100.00    100.00
12/10/2013                       100.00    100.00    100.00    100.00    100.00
12/10/2014                         0.00      0.00      0.00      0.00      0.00
WAL (yrs)                          9.89      9.88      9.88      9.86      9.66
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
Class B

12/03/04 23:49:23, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Pre-RED\PreRed.oxd

-------------------------------------------------------------------------------
   Date                             0%       25%       50%       75%      100%
-------------------------------------------------------------------------------
Initial                          100.00    100.00    100.00    100.00    100.00
12/10/2005                       100.00    100.00    100.00    100.00    100.00
12/10/2006                       100.00    100.00    100.00    100.00    100.00
12/10/2007                       100.00    100.00    100.00    100.00    100.00
12/10/2008                       100.00    100.00    100.00    100.00    100.00
12/10/2009                       100.00    100.00    100.00    100.00    100.00
12/10/2010                       100.00    100.00    100.00    100.00    100.00
12/10/2011                       100.00    100.00    100.00    100.00    100.00
12/10/2012                       100.00    100.00    100.00    100.00    100.00
12/10/2013                       100.00    100.00    100.00    100.00    100.00
12/10/2014                         0.00      0.00      0.00      0.00      0.00
WAL (yrs)                          9.97      9.93      9.89      9.88      9.72
-------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
Class C

12/03/04 23:49:23, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Pre-RED\PreRed.oxd

-------------------------------------------------------------------------------
   Date                             0%       25%       50%       75%      100%
-------------------------------------------------------------------------------
Initial                          100.00    100.00    100.00    100.00    100.00
12/10/2005                       100.00    100.00    100.00    100.00    100.00
12/10/2006                       100.00    100.00    100.00    100.00    100.00
12/10/2007                       100.00    100.00    100.00    100.00    100.00
12/10/2008                       100.00    100.00    100.00    100.00    100.00
12/10/2009                       100.00    100.00    100.00    100.00    100.00
12/10/2010                       100.00    100.00    100.00    100.00    100.00
12/10/2011                       100.00    100.00    100.00    100.00    100.00
12/10/2012                       100.00    100.00    100.00    100.00    100.00
12/10/2013                       100.00    100.00    100.00    100.00    100.00
12/10/2014                         0.00      0.00      0.00      0.00      0.00
WAL (yrs)                          9.97      9.97      9.97      9.88      9.72
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
Class D

12/03/04 23:49:23, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Pre-RED\PreRed.oxd

-------------------------------------------------------------------------------
  Date                              0%       25%       50%       75%      100%
-------------------------------------------------------------------------------
Initial                          100.00    100.00    100.00    100.00    100.00
12/10/2005                       100.00    100.00    100.00    100.00    100.00
12/10/2006                       100.00    100.00    100.00    100.00    100.00
12/10/2007                       100.00    100.00    100.00    100.00    100.00
12/10/2008                       100.00    100.00    100.00    100.00    100.00
12/10/2009                       100.00    100.00    100.00    100.00    100.00
12/10/2010                       100.00    100.00    100.00    100.00    100.00
12/10/2011                       100.00    100.00    100.00    100.00    100.00
12/10/2012                       100.00    100.00    100.00    100.00    100.00
12/10/2013                       100.00    100.00    100.00    100.00    100.00
12/10/2014                         0.00      0.00      0.00      0.00      0.00
WAL (yrs)                          9.97      9.97      9.97      9.96      9.72
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
Prepay Provision Table

12/03/04 17:20:27, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Tape\Tape_Load_RED_Prepay Provision.oxd

-------------------------------------------------------------------------------------------------------------------------------
                    Dec-04     Dec-05     Dec-06     Dec-07     Dec-08     Dec-09     Dec-10     Dec-11     Dec-12     Dec-13
-------------------------------------------------------------------------------------------------------------------------------
Lockout               99.70%     99.70%     98.44%     85.52%     85.37%     82.24%     84.12%     97.28%     97.10%     97.10%
Yield Maintenance      0.30%      0.30%      1.56%     14.48%     14.34%     15.27%     15.88%      1.20%      1.29%      1.29%
Penalty 1.0            0.00%      0.00%      0.00%      0.00%      0.30%      0.00%      0.00%      0.00%      0.00%      0.00%
Open                   0.00%      0.00%      0.00%      0.00%      0.00%      2.49%      0.00%      1.52%      1.62%      1.62%
-------------------------------------------------------------------------------------------------------------------------------
Total                100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total
Beginning
Balance as of
the Cut-off
Date (in
millions)            976.58     969.64     961.21     951.32     940.26     758.72     728.93     499.57     459.17     449.38
-------------------------------------------------------------------------------------------------------------------------------
Percent of
Initial Balance      100.00%     99.29%     98.43%     97.41%     96.28%     77.69%     74.64%     51.15%     47.02%     46.02%
-------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                    Dec-14     Dec-15     Dec-16     Dec-17     Dec-18     Dec-18
----------------------------------------------------------------------------------
Lockout               58.53%    100.00%    100.00%    100.00%    100.00%     0.00%
Yield Maintenance      0.00%      0.00%      0.00%      0.00%      0.00%     0.00%
Penalty 1.0            0.00%      0.00%      0.00%      0.00%      0.00%     0.00%
Open                  41.47%      0.00%      0.00%      0.00%      0.00%     0.00%
----------------------------------------------------------------------------------
Total                100.00%    100.00%    100.00%    100.00%    100.00%     0.00%
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Total
Beginning
Balance as of
the Cut-off
Date (in
millions)             40.39       1.22       0.94       0.64       0.32      0.00
----------------------------------------------------------------------------------
Percent of
Initial Balance        4.14%      0.13%      0.10%      0.07%      0.03%     0.00%
----------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          Price/Yield Table - Class XP

Security ID:          BACM Series 2004-6   Initial Balance:             946,822,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:        0.5557%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
     2.554950000         5.89          5.89          5.89          5.89          5.89
     2.570570000         5.66          5.66          5.66          5.66          5.66
     2.586200000         5.43          5.43          5.43          5.43          5.43
     2.601820000         5.20          5.20          5.20          5.20          5.20
     2.617450000         4.98          4.98          4.98          4.98          4.98
     2.633070000         4.76          4.76          4.76          4.76          4.76
     2.648700000         4.54          4.54          4.54          4.54          4.54
     2.664320000         4.32          4.32          4.32          4.32          4.32
     2.679950000         4.11          4.11          4.11          4.11          4.11
     2.695570000         3.89          3.89          3.89          3.89          3.89
     2.711200000         3.68          3.68          3.68          3.68          3.68
     2.726830000         3.47          3.47          3.47          3.47          3.47
     2.742450000         3.27          3.27          3.27          3.27          3.27
     2.758080000         3.06          3.06          3.06          3.06          3.06
     2.773700000         2.86          2.86          2.86          2.86          2.86
     2.789330000         2.66          2.66          2.66          2.66          2.66
     2.804950000         2.46          2.46          2.46          2.46          2.46
WAL (yrs)                5.39          5.39          5.39          5.39          5.39
Mod Dur                  2.69          2.69          2.69          2.69          2.69
First Prin Pay      6/10/2005     6/10/2005     6/10/2005     6/10/2005     6/10/2005
Maturity           12/10/2011    12/10/2011    12/10/2011    12/10/2011    12/10/2011
Yield Spread               45            45            45            45            45

                                   Assumptions

1% Cleanup Call is Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP

Security ID:          BACM Series 2004-6   Initial Balance:             946,822,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:        0.5557%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%        25.00%        50.00%        75.00%       100.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
     2.554950000         5.89          5.89          5.88          5.47          4.24
     2.570570000         5.66          5.66          5.65          5.24          4.01
     2.586200000         5.43          5.43          5.42          5.02          3.79
     2.601820000         5.20          5.20          5.19          4.79          3.57
     2.617450000         4.98          4.98          4.97          4.57          3.35
     2.633070000         4.76          4.76          4.75          4.35          3.13
     2.648700000         4.54          4.54          4.53          4.13          2.92
     2.664320000         4.32          4.32          4.31          3.91          2.71
     2.679950000         4.11          4.11          4.10          3.70          2.50
     2.695570000         3.89          3.89          3.89          3.49          2.29
     2.711200000         3.68          3.68          3.67          3.28          2.08
     2.726830000         3.47          3.47          3.47          3.07          1.88
     2.742450000         3.27          3.27          3.26          2.86          1.68
     2.758080000         3.06          3.06          3.05          2.66          1.48
     2.773700000         2.86          2.86          2.85          2.46          1.28
     2.789330000         2.66          2.66          2.65          2.25          1.08
     2.804950000         2.46          2.46          2.45          2.06          0.88
WAL (yrs)                5.39          5.39          5.39          5.36          5.26
Mod Dur                  2.69          2.69          2.69          2.70          2.75
First Prin Pay      6/10/2005     5/10/2005     5/10/2005     4/10/2005     1/10/2005
Maturity           12/10/2011    12/10/2011    12/10/2011    12/10/2011    12/10/2011
Yield Spread               45            45            44             5          -114

                                   Assumptions

1% Cleanup Call is Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP

Security ID:          BACM Series 2004-6   Initial Balance:             946,822,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:        0.5557%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)            Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
-------------------------   ----------    ----------    ----------    ----------    ----------
During YM                         0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty                  100.00%       100.00%       100.00%       100.00%       100.00%
During Open                     100.00%       100.00%       100.00%       100.00%       100.00%

Prepayment (CPR)            Scenario 6    Scenario 7    Scenario 8    Scenario 9
-------------------------   ----------    ----------    ----------    ----------
During YM                         0.00%         0.00%         0.00%         0.00%
During Penalty                  100.00%       100.00%       100.00%       100.00%
During Open                     100.00%       100.00%       100.00%       100.00%

Defualt (CDR)               Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
-------------------------   ----------    ----------    ----------    ----------    ----------
Default Rate                      0.00%         1.00%         2.00%         3.00%         4.00%
Loss Severity                     0.00%        35.00%        35.00%        35.00%        35.00%
Lag (months)                         0            12            12            12            12
Default Starting in Month            0             1             1             1             1

Defualt (CDR)               Scenario 6    Scenario 7    Scenario 8    Scenario 9
-------------------------   ----------    ----------    ----------    ----------
Default Rate                      5.00%         6.00%         7.00%         8.00%
Loss Severity                    35.00%        35.00%        35.00%        35.00%
Lag (months)                        12            12            12            12
Default Starting in Month            1             1             1             1

                            Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
-------------------------   ----------    ----------    ----------    ----------    ----------
              2.554950000         5.89          5.89          5.89          5.89          5.89
              2.570570000         5.66          5.66          5.66          5.66          5.66
              2.586200000         5.43          5.43          5.43          5.43          5.43
              2.601820000         5.20          5.20          5.20          5.20          5.20
              2.617450000         4.98          4.98          4.98          4.98          4.98
              2.633070000         4.76          4.76          4.76          4.76          4.76
              2.648700000         4.54          4.54          4.54          4.54          4.54
              2.664320000         4.32          4.32          4.32          4.32          4.32
              2.679950000         4.11          4.11          4.11          4.11          4.11
              2.695570000         3.89          3.89          3.89          3.89          3.89
              2.711200000         3.68          3.68          3.68          3.68          3.68
              2.726830000         3.47          3.47          3.47          3.47          3.47
              2.742450000         3.27          3.27          3.27          3.27          3.27
              2.758080000         3.06          3.06          3.06          3.06          3.06
              2.773700000         2.86          2.86          2.86          2.86          2.86
              2.789330000         2.66          2.66          2.66          2.66          2.66
              2.804950000         2.46          2.46          2.46          2.46          2.46
WAL (yrs)                         5.39          5.39          5.39          5.39          5.39
Mod Dur                           2.69          2.69          2.69          2.69          2.69
First Prin Pay               6/10/2005     6/10/2005     6/10/2005     6/10/2005     6/10/2005
Maturity                    12/10/2011    12/10/2011    12/10/2011    12/10/2011    12/10/2011
Yield Spread                        45            45            45            45            45

                            Scenario 6    Scenario 7    Scenario 8    Scenario 9
-------------------------   ----------    ----------    ----------    ----------
              2.554950000         5.89          5.89          5.49          4.86
              2.570570000         5.66          5.66          5.26          4.63
              2.586200000         5.43          5.43          5.04          4.40
              2.601820000         5.20          5.20          4.81          4.17
              2.617450000         4.98          4.98          4.59          3.95
              2.633070000         4.76          4.76          4.36          3.73
              2.648700000         4.54          4.54          4.15          3.51
              2.664320000         4.32          4.32          3.93          3.29
              2.679950000         4.11          4.11          3.71          3.07
              2.695570000         3.89          3.89          3.50          2.86
              2.711200000         3.68          3.68          3.29          2.65
              2.726830000         3.47          3.47          3.08          2.44
              2.742450000         3.27          3.27          2.87          2.23
              2.758080000         3.06          3.06          2.67          2.03
              2.773700000         2.86          2.86          2.46          1.82
              2.789330000         2.66          2.66          2.26          1.62
              2.804950000         2.46          2.46          2.06          1.42
WAL (yrs)                         5.39          5.39          5.32          5.23
Mod Dur                           2.69          2.69          2.69          2.69
First Prin Pay               6/10/2005     6/10/2005     6/10/2005     6/10/2005
Maturity                    12/10/2011    12/10/2011    12/10/2011    12/10/2011
Yield Spread                        45            45             7           -56

                                   Assumptions

1% Cleanup Call is Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP

Security ID:          BACM Series 2004-6   Initial Balance:             946,822,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:        0.5557%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)            Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
-------------------------   ----------    ----------    ----------    ----------    ----------
During YM                         0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty                  100.00%       100.00%       100.00%       100.00%       100.00%
During Open                     100.00%       100.00%       100.00%       100.00%       100.00%

Prepayment (CPR)            Scenario 6    Scenario 7    Scenario 8    Scenario 9
-------------------------   ----------    ----------    ----------    ----------
During YM                         0.00%         0.00%         0.00%         0.00%
During Penalty                  100.00%       100.00%       100.00%       100.00%
During Open                     100.00%       100.00%       100.00%       100.00%

Defualt (CDR)               Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
-------------------------   ----------    ----------    ----------    ----------    ----------
Default Rate                      0.00%         1.00%         2.00%         3.00%         4.00%
Loss Severity                     0.00%        35.00%        35.00%        35.00%        35.00%
Lag (months)                         0            12            12            12            12
Default Starting in Month            0            24            24            24            24

Defualt (CDR)               Scenario 6    Scenario 7    Scenario 8    Scenario 9
-------------------------   ----------    ----------    ----------    ----------
Default Rate                      5.00%         6.00%         7.00%         8.00%
Loss Severity                    35.00%        35.00%        35.00%        35.00%
Lag (months)                        12            12            12            12
Default Starting in Month           24            24            24            24

                            Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
-------------------------   ----------    ----------    ----------    ----------    ----------
              2.554950000         5.89          5.89          5.89          5.89          5.89
              2.570570000         5.66          5.66          5.66          5.66          5.66
              2.586200000         5.43          5.43          5.43          5.43          5.43
              2.601820000         5.20          5.20          5.20          5.20          5.20
              2.617450000         4.98          4.98          4.98          4.98          4.98
              2.633070000         4.76          4.76          4.76          4.76          4.76
              2.648700000         4.54          4.54          4.54          4.54          4.54
              2.664320000         4.32          4.32          4.32          4.32          4.32
              2.679950000         4.11          4.11          4.11          4.11          4.11
              2.695570000         3.89          3.89          3.89          3.89          3.89
              2.711200000         3.68          3.68          3.68          3.68          3.68
              2.726830000         3.47          3.47          3.47          3.47          3.47
              2.742450000         3.27          3.27          3.27          3.27          3.27
              2.758080000         3.06          3.06          3.06          3.06          3.06
              2.773700000         2.86          2.86          2.86          2.86          2.86
              2.789330000         2.66          2.66          2.66          2.66          2.66
              2.804950000         2.46          2.46          2.46          2.46          2.46
WAL (yrs)                         5.39          5.39          5.39          5.39          5.39
Mod Dur                           2.69          2.69          2.69          2.69          2.69
First Prin Pay               6/10/2005     6/10/2005     6/10/2005     6/10/2005     6/10/2005
Maturity                    12/10/2011    12/10/2011    12/10/2011    12/10/2011    12/10/2011
Yield Spread                        45            45            45            45            45

                            Scenario 6    Scenario 7    Scenario 8    Scenario 9
-------------------------   ----------    ----------    ----------    ----------
              2.554950000         5.89          5.89          5.89          5.89
              2.570570000         5.66          5.66          5.66          5.66
              2.586200000         5.43          5.43          5.43          5.43
              2.601820000         5.20          5.20          5.20          5.20
              2.617450000         4.98          4.98          4.98          4.98
              2.633070000         4.76          4.76          4.76          4.76
              2.648700000         4.54          4.54          4.54          4.54
              2.664320000         4.32          4.32          4.32          4.32
              2.679950000         4.11          4.11          4.11          4.11
              2.695570000         3.89          3.89          3.89          3.89
              2.711200000         3.68          3.68          3.68          3.68
              2.726830000         3.47          3.47          3.47          3.47
              2.742450000         3.27          3.27          3.27          3.27
              2.758080000         3.06          3.06          3.06          3.06
              2.773700000         2.86          2.86          2.86          2.86
              2.789330000         2.66          2.66          2.66          2.66
              2.804950000         2.46          2.46          2.46          2.46
WAL (yrs)                         5.39          5.39          5.39          5.39
Mod Dur                           2.69          2.69          2.69          2.69
First Prin Pay               6/10/2005     6/10/2005     6/10/2005     6/10/2005
Maturity                    12/10/2011    12/10/2011    12/10/2011    12/10/2011
Yield Spread                        45            45            45            45

                                   Assumptions

1% Cleanup Call is Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-1

Security ID:          BACM Series 2004-6   Initial Balance:              42,300,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:        3.8170%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%         0.00%         0.00%         0.00%         0.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
     99.75000000         3.91          3.91          3.91          3.91          3.91
     99.81250000         3.89          3.89          3.89          3.89          3.89
     99.87500000         3.86          3.86          3.86          3.86          3.86
     99.93750000         3.83          3.83          3.83          3.83          3.83
    100.00000000         3.81          3.81          3.81          3.81          3.81
    100.06250000         3.78          3.78          3.78          3.78          3.78
    100.12500000         3.75          3.75          3.75          3.75          3.75
    100.18750000         3.73          3.72          3.72          3.72          3.72
    100.25000000         3.70          3.70          3.70          3.70          3.70
    100.31250000         3.67          3.67          3.67          3.67          3.67
    100.37500000         3.64          3.64          3.64          3.64          3.64
    100.43750000         3.62          3.62          3.62          3.62          3.62
    100.50000000         3.59          3.59          3.59          3.59          3.59
    100.56250000         3.56          3.56          3.56          3.56          3.56
    100.62500000         3.54          3.54          3.54          3.54          3.54
    100.68750000         3.51          3.51          3.51          3.51          3.51
    100.75000000         3.48          3.48          3.48          3.48          3.48
WAL (yrs)                2.50          2.49          2.48          2.48          2.48
Mod Dur                  2.31          2.30          2.30          2.30          2.30
First Prin Pay      1/10/2005     1/10/2005     1/10/2005     1/10/2005     1/10/2005
Maturity            7/10/2009     4/10/2009     3/10/2009     3/10/2009     2/10/2009
Yield Spread            64.90         65.13         65.17         65.22         65.28

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-2

Security ID:          BACM Series 2004-6   Initial Balance:             195,270,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         4.238%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%         0.00%         0.00%         0.00%         0.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         4.25          4.25          4.25          4.25          4.25
    100.06250000         4.24          4.24          4.24          4.24          4.23
    100.12500000         4.22          4.22          4.22          4.22          4.22
    100.18750000         4.21          4.21          4.21          4.21          4.20
    100.25000000         4.19          4.19          4.19          4.19          4.19
    100.31250000         4.18          4.18          4.18          4.18          4.17
    100.37500000         4.16          4.16          4.16          4.16          4.16
    100.43750000         4.15          4.15          4.15          4.15          4.14
    100.50000000         4.13          4.13          4.13          4.13          4.12
    100.56250000         4.12          4.12          4.12          4.12          4.11
    100.62500000         4.10          4.10          4.10          4.10          4.09
    100.68750000         4.09          4.09          4.09          4.09          4.08
    100.75000000         4.08          4.07          4.07          4.07          4.06
    100.81250000         4.06          4.06          4.06          4.06          4.05
    100.87500000         4.05          4.05          4.04          4.04          4.03
    100.93750000         4.03          4.03          4.03          4.03          4.02
    101.00000000         4.02          4.02          4.02          4.01          4.00
WAL (yrs)                4.79          4.77          4.75          4.71          4.47
Mod Dur                  4.25          4.24          4.22          4.19          3.99
First Prin Pay      7/10/2009     4/10/2009     3/10/2009     3/10/2009     2/10/2009
Maturity            1/10/2010     1/10/2010     1/10/2010     1/10/2010     1/10/2010
Yield Spread            57.41         57.76         58.24         58.96         63.45

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-3

Security ID:          BACM Series 2004-6   Initial Balance:             256,609,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         4.613%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%         0.00%         0.00%         0.00%         0.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         4.64          4.64          4.64          4.64          4.64
    100.06250000         4.63          4.63          4.63          4.63          4.63
    100.12500000         4.62          4.62          4.62          4.62          4.62
    100.18750000         4.61          4.61          4.61          4.61          4.60
    100.25000000         4.60          4.60          4.59          4.59          4.59
    100.31250000         4.58          4.58          4.58          4.58          4.58
    100.37500000         4.57          4.57          4.57          4.57          4.57
    100.43750000         4.56          4.56          4.56          4.56          4.56
    100.50000000         4.55          4.55          4.55          4.55          4.55
    100.56250000         4.54          4.54          4.54          4.54          4.54
    100.62500000         4.53          4.53          4.53          4.53          4.53
    100.68750000         4.52          4.52          4.52          4.52          4.52
    100.75000000         4.51          4.51          4.51          4.51          4.51
    100.81250000         4.50          4.50          4.50          4.50          4.50
    100.87500000         4.49          4.49          4.49          4.49          4.48
    100.93750000         4.48          4.48          4.48          4.48          4.47
    101.00000000         4.47          4.47          4.47          4.47          4.46
WAL (yrs)                6.97          6.96          6.95          6.93          6.75
Mod Dur                  5.84          5.83          5.82          5.80          5.68
First Prin Pay      9/10/2011     7/10/2011     7/10/2011     7/10/2011     7/10/2011
Maturity            8/10/2012     8/10/2012     8/10/2012     8/10/2012     6/10/2012
Yield Spread            68.74         68.87         69.03         69.28         71.34

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

           Price/Yield Table - Class A-AB

Security ID:          BACM Series 2004-6   Initial Balance:              36,655,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         4.706%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%         0.00%         0.00%         0.00%         0.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                          Price/Yield Table - Class A-1

Security ID:          BACM Series 2004-6   Initial Balance:              42,300,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:        3.8170%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
     99.75000000         3.91          3.92          3.92          3.92          3.92
     99.81250000         3.89          3.89          3.89          3.89          3.90
     99.87500000         3.86          3.86          3.86          3.86          3.87
     99.93750000         3.83          3.83          3.84          3.84          3.84
    100.00000000         3.81          3.81          3.81          3.81          3.81
    100.06250000         3.78          3.78          3.78          3.78          3.79
    100.12500000         3.75          3.75          3.75          3.75          3.76
    100.18750000         3.73          3.73          3.73          3.73          3.73
    100.25000000         3.70          3.70          3.70          3.70          3.71
    100.31250000         3.67          3.67          3.67          3.67          3.68
    100.37500000         3.64          3.64          3.65          3.65          3.65
    100.43750000         3.62          3.62          3.62          3.62          3.62
    100.50000000         3.59          3.59          3.59          3.59          3.60
    100.56250000         3.56          3.56          3.56          3.57          3.57
    100.62500000         3.54          3.54          3.54          3.54          3.54
    100.68750000         3.51          3.51          3.51          3.51          3.52
    100.75000000         3.48          3.48          3.48          3.48          3.49
WAL (yrs)                2.50          2.48          2.48          2.48          2.46
Mod Dur                  2.31          2.30          2.30          2.30          2.28
First Prin Pay      1/10/2005     1/10/2005     1/10/2005     1/10/2005     1/10/2005
Maturity            7/10/2009     4/10/2009     3/10/2009     3/10/2009     2/10/2009
Yield Spread            64.90         65.26         65.42         65.64         66.46

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-2

Security ID:          BACM Series 2004-6   Initial Balance:             195,270,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         4.238%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         4.25          4.25          4.25          4.25          4.25
    100.06250000         4.24          4.24          4.24          4.24          4.23
    100.12500000         4.22          4.22          4.22          4.22          4.22
    100.18750000         4.21          4.21          4.21          4.21          4.20
    100.25000000         4.19          4.19          4.19          4.19          4.19
    100.31250000         4.18          4.18          4.18          4.18          4.17
    100.37500000         4.16          4.16          4.16          4.16          4.16
    100.43750000         4.15          4.15          4.15          4.15          4.14
    100.50000000         4.13          4.13          4.13          4.13          4.12
    100.56250000         4.12          4.12          4.12          4.12          4.11
    100.62500000         4.10          4.10          4.10          4.10          4.09
    100.68750000         4.09          4.09          4.09          4.09          4.08
    100.75000000         4.08          4.07          4.07          4.07          4.06
    100.81250000         4.06          4.06          4.06          4.06          4.05
    100.87500000         4.05          4.05          4.04          4.04          4.03
    100.93750000         4.03          4.03          4.03          4.03          4.02
    101.00000000         4.02          4.02          4.02          4.01          4.00
WAL (yrs)                4.79          4.77          4.74          4.70          4.46
Mod Dur                  4.25          4.24          4.21          4.18          3.99
First Prin Pay      7/10/2009     4/10/2009     3/10/2009     3/10/2009     2/10/2009
Maturity            1/10/2010     1/10/2010     1/10/2010     1/10/2010     1/10/2010
Yield Spread            57.41         57.79         58.33         59.10         63.58

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-3

Security ID:          BACM Series 2004-6   Initial Balance:             256,609,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         4.613%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         4.64          4.64          4.64          4.64          4.64
    100.06250000         4.63          4.63          4.63          4.63          4.63
    100.12500000         4.62          4.62          4.62          4.62          4.62
    100.18750000         4.61          4.61          4.61          4.61          4.60
    100.25000000         4.60          4.60          4.59          4.59          4.59
    100.31250000         4.58          4.58          4.58          4.58          4.58
    100.37500000         4.57          4.57          4.57          4.57          4.57
    100.43750000         4.56          4.56          4.56          4.56          4.56
    100.50000000         4.55          4.55          4.55          4.55          4.55
    100.56250000         4.54          4.54          4.54          4.54          4.54
    100.62500000         4.53          4.53          4.53          4.53          4.53
    100.68750000         4.52          4.52          4.52          4.52          4.52
    100.75000000         4.51          4.51          4.51          4.51          4.51
    100.81250000         4.50          4.50          4.50          4.50          4.50
    100.87500000         4.49          4.49          4.49          4.49          4.48
    100.93750000         4.48          4.48          4.48          4.48          4.47
    101.00000000         4.47          4.47          4.47          4.47          4.46
WAL (yrs)                6.97          6.96          6.95          6.93          6.75
Mod Dur                  5.84          5.83          5.82          5.80          5.68
First Prin Pay      9/10/2011     7/10/2011     7/10/2011     7/10/2011     7/10/2011
Maturity            8/10/2012     8/10/2012     8/10/2012     8/10/2012     6/10/2012
Yield Spread            68.74         68.87         69.03         69.28         71.34

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-AB

Security ID:          BACM Series 2004-6   Initial Balance:              36,655,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         4.706%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         4.73          4.73          4.73          4.73          4.73
    100.06250000         4.72          4.72          4.72          4.72          4.72
    100.12500000         4.71          4.71          4.71          4.71          4.71
    100.18750000         4.70          4.70          4.70          4.70          4.70
    100.25000000         4.69          4.69          4.69          4.69          4.69
    100.31250000         4.68          4.68          4.68          4.68          4.68
    100.37500000         4.67          4.67          4.67          4.67          4.67
    100.43750000         4.66          4.66          4.66          4.66          4.66
    100.50000000         4.65          4.65          4.65          4.65          4.64
    100.56250000         4.64          4.64          4.64          4.63          4.63
    100.62500000         4.63          4.63          4.63          4.62          4.62
    100.68750000         4.62          4.62          4.61          4.61          4.61
    100.75000000         4.61          4.60          4.60          4.60          4.60
    100.81250000         4.60          4.59          4.59          4.59          4.59
    100.87500000         4.59          4.58          4.58          4.58          4.58
    100.93750000         4.58          4.57          4.57          4.57          4.57
    101.00000000         4.57          4.56          4.56          4.56          4.56
WAL (yrs)                7.17          7.06          6.99          6.93          6.86
Mod Dur                  5.92          5.85          5.81          5.77          5.72
First Prin Pay      1/10/2010     1/10/2010     1/10/2010     1/10/2010     1/10/2010
Maturity            5/10/2014     1/10/2014    10/10/2013     9/10/2013     8/10/2013
Yield Spread            75.79         77.08         77.96         78.60         79.45

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-4

Security ID:          BACM Series 2004-6   Initial Balance:             250,433,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         4.914%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         4.95          4.95          4.95          4.95          4.95
    100.06250000         4.94          4.94          4.94          4.94          4.94
    100.12500000         4.93          4.93          4.93          4.93          4.93
    100.18750000         4.92          4.92          4.92          4.92          4.92
    100.25000000         4.92          4.92          4.91          4.91          4.91
    100.31250000         4.91          4.91          4.91          4.91          4.91
    100.37500000         4.90          4.90          4.90          4.90          4.90
    100.43750000         4.89          4.89          4.89          4.89          4.89
    100.50000000         4.88          4.88          4.88          4.88          4.88
    100.56250000         4.87          4.87          4.87          4.87          4.87
    100.62500000         4.87          4.87          4.87          4.86          4.86
    100.68750000         4.86          4.86          4.86          4.86          4.85
    100.75000000         4.85          4.85          4.85          4.85          4.85
    100.81250000         4.84          4.84          4.84          4.84          4.84
    100.87500000         4.83          4.83          4.83          4.83          4.83
    100.93750000         4.82          4.82          4.82          4.82          4.82
    101.00000000         4.82          4.82          4.82          4.82          4.81
WAL (yrs)                9.68          9.65          9.62          9.58          9.38
Mod Dur                  7.53          7.52          7.49          7.47          7.35
First Prin Pay      5/10/2014     1/10/2014    10/10/2013     9/10/2013     8/10/2013
Maturity           11/10/2014    11/10/2014    11/10/2014    10/10/2014     8/10/2014
Yield Spread            66.02         66.40         66.83         67.32         69.77

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-J

Security ID:          BACM Series 2004-6   Initial Balance:              57,374,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         4.963%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         5.00          5.00          5.00          5.00          5.00
    100.06250000         4.99          4.99          4.99          4.99          4.99
    100.12500000         4.98          4.98          4.98          4.98          4.98
    100.18750000         4.97          4.97          4.97          4.97          4.97
    100.25000000         4.97          4.97          4.97          4.97          4.96
    100.31250000         4.96          4.96          4.96          4.96          4.96
    100.37500000         4.95          4.95          4.95          4.95          4.95
    100.43750000         4.94          4.94          4.94          4.94          4.94
    100.50000000         4.93          4.93          4.93          4.93          4.93
    100.56250000         4.93          4.93          4.93          4.92          4.92
    100.62500000         4.92          4.92          4.92          4.92          4.92
    100.68750000         4.91          4.91          4.91          4.91          4.91
    100.75000000         4.90          4.90          4.90          4.90          4.90
    100.81250000         4.89          4.89          4.89          4.89          4.89
    100.87500000         4.88          4.88          4.88          4.88          4.88
    100.93750000         4.88          4.88          4.88          4.88          4.87
    101.00000000         4.87          4.87          4.87          4.87          4.87
WAL (yrs)                9.89          9.88          9.88          9.86          9.66
Mod Dur                  7.64          7.64          7.64          7.63          7.51
First Prin Pay     11/10/2014    11/10/2014    11/10/2014    10/10/2014     8/10/2014
Maturity           12/10/2014    11/10/2014    11/10/2014    11/10/2014     9/10/2014
Yield Spread            68.43         68.46         68.46         68.72         71.19

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class B

Security ID:          BACM Series 2004-6   Initial Balance:              19,532,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         5.039%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         5.08          5.08          5.08          5.08          5.08
    100.06250000         5.07          5.07          5.07          5.07          5.07
    100.12500000         5.06          5.06          5.06          5.06          5.06
    100.18750000         5.05          5.05          5.05          5.05          5.05
    100.25000000         5.04          5.04          5.04          5.04          5.04
    100.31250000         5.04          5.03          5.03          5.03          5.03
    100.37500000         5.03          5.03          5.03          5.03          5.03
    100.43750000         5.02          5.02          5.02          5.02          5.02
    100.50000000         5.01          5.01          5.01          5.01          5.01
    100.56250000         5.00          5.00          5.00          5.00          5.00
    100.62500000         4.99          4.99          4.99          4.99          4.99
    100.68750000         4.99          4.99          4.99          4.99          4.98
    100.75000000         4.98          4.98          4.98          4.98          4.98
    100.81250000         4.97          4.97          4.97          4.97          4.97
    100.87500000         4.96          4.96          4.96          4.96          4.96
    100.93750000         4.95          4.95          4.95          4.95          4.95
    101.00000000         4.95          4.95          4.95          4.95          4.94
WAL (yrs)                9.97          9.93          9.89          9.88          9.72
Mod Dur                  7.66          7.64          7.61          7.61          7.51
First Prin Pay     12/10/2014    11/10/2014    11/10/2014    11/10/2014     9/10/2014
Maturity           12/10/2014    12/10/2014    12/10/2014    11/10/2014     9/10/2014
Yield Spread            75.12         75.57         76.10         76.16         78.25

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class C

Security ID:          BACM Series 2004-6   Initial Balance:               9,766,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         5.059%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         5.10          5.10          5.10          5.10          5.10
    100.06250000         5.09          5.09          5.09          5.09          5.09
    100.12500000         5.08          5.08          5.08          5.08          5.08
    100.18750000         5.07          5.07          5.07          5.07          5.07
    100.25000000         5.06          5.06          5.06          5.06          5.06
    100.31250000         5.06          5.06          5.06          5.06          5.05
    100.37500000         5.05          5.05          5.05          5.05          5.05
    100.43750000         5.04          5.04          5.04          5.04          5.04
    100.50000000         5.03          5.03          5.03          5.03          5.03
    100.56250000         5.02          5.02          5.02          5.02          5.02
    100.62500000         5.01          5.01          5.01          5.01          5.01
    100.68750000         5.01          5.01          5.01          5.01          5.00
    100.75000000         5.00          5.00          5.00          5.00          5.00
    100.81250000         4.99          4.99          4.99          4.99          4.99
    100.87500000         4.98          4.98          4.98          4.98          4.98
    100.93750000         4.97          4.97          4.97          4.97          4.97
    101.00000000         4.97          4.97          4.97          4.97          4.96
WAL (yrs)                9.97          9.97          9.97          9.88          9.72
Mod Dur                  7.65          7.65          7.65          7.60          7.50
First Prin Pay     12/10/2014    12/10/2014    12/10/2014    11/10/2014     9/10/2014
Maturity           12/10/2014    12/10/2014    12/10/2014    11/10/2014     9/10/2014
Yield Spread            77.14         77.14         77.14         78.19         80.28

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class D

Security ID:          BACM Series 2004-6   Initial Balance:              18,311,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         5.118%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         5.16          5.16          5.16          5.16          5.16
    100.06250000         5.15          5.15          5.15          5.15          5.15
    100.12500000         5.14          5.14          5.14          5.14          5.14
    100.18750000         5.13          5.13          5.13          5.13          5.13
    100.25000000         5.12          5.12          5.12          5.12          5.12
    100.31250000         5.12          5.12          5.12          5.12          5.11
    100.37500000         5.11          5.11          5.11          5.11          5.11
    100.43750000         5.10          5.10          5.10          5.10          5.10
    100.50000000         5.09          5.09          5.09          5.09          5.09
    100.56250000         5.08          5.08          5.08          5.08          5.08
    100.62500000         5.07          5.07          5.07          5.07          5.07
    100.68750000         5.07          5.07          5.07          5.07          5.06
    100.75000000         5.06          5.06          5.06          5.06          5.06
    100.81250000         5.05          5.05          5.05          5.05          5.05
    100.87500000         5.04          5.04          5.04          5.04          5.04
    100.93750000         5.03          5.03          5.03          5.03          5.03
    101.00000000         5.03          5.03          5.03          5.03          5.02
WAL (yrs)                9.97          9.97          9.97          9.96          9.72
Mod Dur                  7.63          7.63          7.63          7.62          7.48
First Prin Pay     12/10/2014    12/10/2014    12/10/2014    11/10/2014     9/10/2014
Maturity           12/10/2014    12/10/2014    12/10/2014    12/10/2014     9/10/2014
Yield Spread            83.13         83.13         83.13         83.22         86.26

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         4.73          4.73          4.73          4.73          4.73
    100.06250000         4.72          4.72          4.72          4.72          4.72
    100.12500000         4.71          4.71          4.71          4.71          4.71
    100.18750000         4.70          4.70          4.70          4.70          4.70
    100.25000000         4.69          4.69          4.69          4.69          4.69
    100.31250000         4.68          4.68          4.68          4.68          4.68
    100.37500000         4.67          4.67          4.67          4.67          4.67
    100.43750000         4.66          4.66          4.66          4.66          4.66
    100.50000000         4.65          4.65          4.65          4.65          4.64
    100.56250000         4.64          4.64          4.64          4.63          4.63
    100.62500000         4.63          4.63          4.63          4.62          4.62
    100.68750000         4.62          4.62          4.61          4.61          4.61
    100.75000000         4.61          4.60          4.60          4.60          4.60
    100.81250000         4.60          4.59          4.59          4.59          4.59
    100.87500000         4.59          4.58          4.58          4.58          4.58
    100.93750000         4.58          4.57          4.57          4.57          4.57
    101.00000000         4.57          4.56          4.56          4.56          4.56
WAL (yrs)                7.17          7.06          6.99          6.93          6.86
Mod Dur                  5.92          5.85          5.81          5.77          5.72
First Prin Pay      1/10/2010     1/10/2010     1/10/2010     1/10/2010     1/10/2010
Maturity            5/10/2014     1/10/2014    10/10/2013     9/10/2013     8/10/2013
Yield Spread            75.79         77.08         77.96         78.60         79.45

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

           Price/Yield Table - Class A-4

Security ID:          BACM Series 2004-6   Initial Balance:             250,433,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         4.914%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%         0.00%         0.00%         0.00%         0.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         4.95          4.95          4.95          4.95          4.95
    100.06250000         4.94          4.94          4.94          4.94          4.94
    100.12500000         4.93          4.93          4.93          4.93          4.93
    100.18750000         4.92          4.92          4.92          4.92          4.92
    100.25000000         4.92          4.92          4.91          4.91          4.91
    100.31250000         4.91          4.91          4.91          4.91          4.91
    100.37500000         4.90          4.90          4.90          4.90          4.90
    100.43750000         4.89          4.89          4.89          4.89          4.89
    100.50000000         4.88          4.88          4.88          4.88          4.88
    100.56250000         4.87          4.87          4.87          4.87          4.87
    100.62500000         4.87          4.87          4.87          4.86          4.86
    100.68750000         4.86          4.86          4.86          4.86          4.85
    100.75000000         4.85          4.85          4.85          4.85          4.85
    100.81250000         4.84          4.84          4.84          4.84          4.84
    100.87500000         4.83          4.83          4.83          4.83          4.83
    100.93750000         4.82          4.82          4.82          4.82          4.82
    101.00000000         4.82          4.82          4.82          4.82          4.81
WAL (yrs)                9.68          9.65          9.62          9.58          9.38
Mod Dur                  7.53          7.52          7.49          7.47          7.35
First Prin Pay      5/10/2014     1/10/2014    10/10/2013     9/10/2013     8/10/2013
Maturity           11/10/2014    11/10/2014    11/10/2014    10/10/2014     8/10/2014
Yield Spread            66.02         66.40         66.83         67.32         69.77

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

           Price/Yield Table - Class A-J

Security ID:          BACM Series 2004-6   Initial Balance:              57,374,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         4.963%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%         0.00%         0.00%         0.00%         0.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         5.00          5.00          5.00          5.00          5.00
    100.06250000         4.99          4.99          4.99          4.99          4.99
    100.12500000         4.98          4.98          4.98          4.98          4.98
    100.18750000         4.97          4.97          4.97          4.97          4.97
    100.25000000         4.97          4.97          4.97          4.97          4.96
    100.31250000         4.96          4.96          4.96          4.96          4.96
    100.37500000         4.95          4.95          4.95          4.95          4.95
    100.43750000         4.94          4.94          4.94          4.94          4.94
    100.50000000         4.93          4.93          4.93          4.93          4.93
    100.56250000         4.93          4.93          4.93          4.92          4.92
    100.62500000         4.92          4.92          4.92          4.92          4.92
    100.68750000         4.91          4.91          4.91          4.91          4.91
    100.75000000         4.90          4.90          4.90          4.90          4.90
    100.81250000         4.89          4.89          4.89          4.89          4.89
    100.87500000         4.88          4.88          4.88          4.88          4.88
    100.93750000         4.88          4.88          4.88          4.88          4.87
    101.00000000         4.87          4.87          4.87          4.87          4.87
WAL (yrs)                9.89          9.88          9.88          9.86          9.66
Mod Dur                  7.64          7.64          7.64          7.63          7.51
First Prin Pay     11/10/2014    11/10/2014    11/10/2014    10/10/2014     8/10/2014
Maturity           12/10/2014    11/10/2014    11/10/2014    11/10/2014     9/10/2014
Yield Spread            68.43         68.46         68.46         68.72         71.19

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

            Price/Yield Table - Class B

Security ID:          BACM Series 2004-6   Initial Balance:              19,532,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         5.039%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%         0.00%         0.00%         0.00%         0.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         5.08          5.08          5.08          5.08          5.08
    100.06250000         5.07          5.07          5.07          5.07          5.07
    100.12500000         5.06          5.06          5.06          5.06          5.06
    100.18750000         5.05          5.05          5.05          5.05          5.05
    100.25000000         5.04          5.04          5.04          5.04          5.04
    100.31250000         5.04          5.03          5.03          5.03          5.03
    100.37500000         5.03          5.03          5.03          5.03          5.03
    100.43750000         5.02          5.02          5.02          5.02          5.02
    100.50000000         5.01          5.01          5.01          5.01          5.01
    100.56250000         5.00          5.00          5.00          5.00          5.00
    100.62500000         4.99          4.99          4.99          4.99          4.99
    100.68750000         4.99          4.99          4.99          4.99          4.98
    100.75000000         4.98          4.98          4.98          4.98          4.98
    100.81250000         4.97          4.97          4.97          4.97          4.97
    100.87500000         4.96          4.96          4.96          4.96          4.96
    100.93750000         4.95          4.95          4.95          4.95          4.95
    101.00000000         4.95          4.95          4.95          4.95          4.94
WAL (yrs)                9.97          9.93          9.89          9.88          9.72
Mod Dur                  7.66          7.64          7.61          7.61          7.51
First Prin Pay     12/10/2014    11/10/2014    11/10/2014    11/10/2014     9/10/2014
Maturity           12/10/2014    12/10/2014    12/10/2014    11/10/2014     9/10/2014
Yield Spread            75.12         75.57         76.10         76.16         78.25

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

            Price/Yield Table - Class C

Security ID:          BACM Series 2004-6   Initial Balance:               9,766,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         5.059%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%         0.00%         0.00%         0.00%         0.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         5.10          5.10          5.10          5.10          5.10
    100.06250000         5.09          5.09          5.09          5.09          5.09
    100.12500000         5.08          5.08          5.08          5.08          5.08
    100.18750000         5.07          5.07          5.07          5.07          5.07
    100.25000000         5.06          5.06          5.06          5.06          5.06
    100.31250000         5.06          5.06          5.06          5.06          5.05
    100.37500000         5.05          5.05          5.05          5.05          5.05
    100.43750000         5.04          5.04          5.04          5.04          5.04
    100.50000000         5.03          5.03          5.03          5.03          5.03
    100.56250000         5.02          5.02          5.02          5.02          5.02
    100.62500000         5.01          5.01          5.01          5.01          5.01
    100.68750000         5.01          5.01          5.01          5.01          5.00
    100.75000000         5.00          5.00          5.00          5.00          5.00
    100.81250000         4.99          4.99          4.99          4.99          4.99
    100.87500000         4.98          4.98          4.98          4.98          4.98
    100.93750000         4.97          4.97          4.97          4.97          4.97
    101.00000000         4.97          4.97          4.97          4.97          4.96
WAL (yrs)                9.97          9.97          9.97          9.88          9.72
Mod Dur                  7.65          7.65          7.65          7.60          7.50
First Prin Pay     12/10/2014    12/10/2014    12/10/2014    11/10/2014     9/10/2014
Maturity           12/10/2014    12/10/2014    12/10/2014    11/10/2014     9/10/2014
Yield Spread            77.14         77.14         77.14         78.19         80.28

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

            Price/Yield Table - Class D

Security ID:          BACM Series 2004-6   Initial Balance:              18,311,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         5.118%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%         0.00%         0.00%         0.00%         0.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         5.16          5.16          5.16          5.16          5.16
    100.06250000         5.15          5.15          5.15          5.15          5.15
    100.12500000         5.14          5.14          5.14          5.14          5.14
    100.18750000         5.13          5.13          5.13          5.13          5.13
    100.25000000         5.12          5.12          5.12          5.12          5.12
    100.31250000         5.12          5.12          5.12          5.12          5.11
    100.37500000         5.11          5.11          5.11          5.11          5.11
    100.43750000         5.10          5.10          5.10          5.10          5.10
    100.50000000         5.09          5.09          5.09          5.09          5.09
    100.56250000         5.08          5.08          5.08          5.08          5.08
    100.62500000         5.07          5.07          5.07          5.07          5.07
    100.68750000         5.07          5.07          5.07          5.07          5.06
    100.75000000         5.06          5.06          5.06          5.06          5.06
    100.81250000         5.05          5.05          5.05          5.05          5.05
    100.87500000         5.04          5.04          5.04          5.04          5.04
    100.93750000         5.03          5.03          5.03          5.03          5.03
    101.00000000         5.03          5.03          5.03          5.03          5.02
WAL (yrs)                9.97          9.97          9.97          9.96          9.72
Mod Dur                  7.63          7.63          7.63          7.62          7.48
First Prin Pay     12/10/2014    12/10/2014    12/10/2014    11/10/2014     9/10/2014
Maturity           12/10/2014    12/10/2014    12/10/2014    12/10/2014     9/10/2014
Yield Spread            83.13         83.13         83.13         83.22         86.26

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-1

Security ID:          BACM Series 2004-6   Initial Balance:              42,300,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:        3.8170%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%        25.00%        50.00%        75.00%       100.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
     99.75000000         3.91          4.06          4.09          4.10          4.18
     99.81250000         3.89          4.02          4.05          4.06          4.14
     99.87500000         3.86          3.99          4.01          4.02          4.09
     99.93750000         3.83          3.95          3.97          3.97          4.05
    100.00000000         3.81          3.91          3.94          3.93          4.01
    100.06250000         3.78          3.88          3.90          3.89          3.97
    100.12500000         3.75          3.84          3.86          3.85          3.92
    100.18750000         3.73          3.80          3.82          3.81          3.88
    100.25000000         3.70          3.77          3.78          3.77          3.84
    100.31250000         3.67          3.73          3.74          3.73          3.79
    100.37500000         3.64          3.69          3.70          3.69          3.75
    100.43750000         3.62          3.66          3.66          3.65          3.71
    100.50000000         3.59          3.62          3.62          3.61          3.67
    100.56250000         3.56          3.59          3.58          3.57          3.62
    100.62500000         3.54          3.55          3.55          3.53          3.58
    100.68750000         3.51          3.51          3.51          3.49          3.54
    100.75000000         3.48          3.48          3.47          3.45          3.50
WAL (yrs)                2.50          1.81          1.68          1.62          1.53
Mod Dur                  2.31          1.71          1.59          1.53          1.45
First Prin Pay      1/10/2005     1/10/2005     1/10/2005     1/10/2005     1/10/2005
Maturity            7/10/2009     7/10/2007     4/10/2007     2/10/2007     1/10/2007
Yield Spread            64.90         83.77         84.88         84.14         90.70

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-2

Security ID:          BACM Series 2004-6   Initial Balance:             195,270,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         4.238%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%        25.00%        50.00%        75.00%       100.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         4.25          4.36          4.44          4.49          4.47
    100.06250000         4.24          4.34          4.42          4.47          4.44
    100.12500000         4.22          4.32          4.41          4.45          4.42
    100.18750000         4.21          4.31          4.39          4.43          4.40
    100.25000000         4.19          4.29          4.37          4.41          4.37
    100.31250000         4.18          4.28          4.35          4.39          4.35
    100.37500000         4.16          4.26          4.33          4.37          4.33
    100.43750000         4.15          4.24          4.31          4.35          4.30
    100.50000000         4.13          4.23          4.30          4.33          4.28
    100.56250000         4.12          4.21          4.28          4.31          4.26
    100.62500000         4.10          4.19          4.26          4.29          4.23
    100.68750000         4.09          4.18          4.24          4.27          4.21
    100.75000000         4.08          4.16          4.22          4.25          4.19
    100.81250000         4.06          4.14          4.21          4.23          4.16
    100.87500000         4.05          4.13          4.19          4.21          4.14
    100.93750000         4.03          4.11          4.17          4.19          4.12
    101.00000000         4.02          4.10          4.15          4.17          4.09
WAL (yrs)                4.79          4.23          3.77          3.40          2.89
Mod Dur                  4.25          3.79          3.40          3.09          2.64
First Prin Pay      7/10/2009     7/10/2007     4/10/2007     2/10/2007     1/10/2007
Maturity            1/10/2010    11/10/2009     8/10/2009     8/10/2009     3/10/2009
Yield Spread            57.41         78.80         95.94        107.60        113.67

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-3

Security ID:          BACM Series 2004-6   Initial Balance:             256,609,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         4.613%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%        25.00%        50.00%        75.00%       100.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         4.64          4.65          4.65          4.64          4.63
    100.06250000         4.63          4.64          4.63          4.63          4.62
    100.12500000         4.62          4.63          4.62          4.61          4.61
    100.18750000         4.61          4.61          4.61          4.60          4.60
    100.25000000         4.60          4.60          4.60          4.59          4.58
    100.31250000         4.58          4.59          4.59          4.58          4.57
    100.37500000         4.57          4.58          4.57          4.56          4.56
    100.43750000         4.56          4.57          4.56          4.55          4.55
    100.50000000         4.55          4.56          4.55          4.54          4.53
    100.56250000         4.54          4.54          4.54          4.53          4.52
    100.62500000         4.53          4.53          4.53          4.52          4.51
    100.68750000         4.52          4.52          4.51          4.50          4.50
    100.75000000         4.51          4.51          4.50          4.49          4.48
    100.81250000         4.50          4.50          4.49          4.48          4.47
    100.87500000         4.49          4.49          4.48          4.47          4.46
    100.93750000         4.48          4.48          4.47          4.46          4.45
    101.00000000         4.47          4.46          4.45          4.44          4.43
WAL (yrs)                6.97          6.35          6.07          5.97          5.76
Mod Dur                  5.84          5.37          5.16          5.09          4.93
First Prin Pay      9/10/2011    11/10/2009     8/10/2009     8/10/2009     3/10/2009
Maturity            8/10/2012     8/10/2012     8/10/2012     8/10/2012     6/10/2012
Yield Spread            68.74         77.32         80.48         80.79         82.85

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-AB

Security ID:          BACM Series 2004-6   Initial Balance:              36,655,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         4.706%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%        25.00%        50.00%        75.00%       100.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         4.73          4.78          4.77          4.74          4.73
    100.06250000         4.72          4.77          4.76          4.73          4.72
    100.12500000         4.71          4.76          4.75          4.72          4.71
    100.18750000         4.70          4.75          4.74          4.71          4.70
    100.25000000         4.69          4.74          4.73          4.70          4.69
    100.31250000         4.68          4.73          4.71          4.69          4.68
    100.37500000         4.67          4.72          4.70          4.68          4.67
    100.43750000         4.66          4.71          4.69          4.67          4.65
    100.50000000         4.65          4.70          4.68          4.65          4.64
    100.56250000         4.64          4.69          4.67          4.64          4.63
    100.62500000         4.63          4.68          4.66          4.63          4.62
    100.68750000         4.62          4.67          4.65          4.62          4.61
    100.75000000         4.61          4.65          4.64          4.61          4.60
    100.81250000         4.60          4.64          4.63          4.60          4.59
    100.87500000         4.59          4.63          4.62          4.59          4.58
    100.93750000         4.58          4.62          4.61          4.58          4.57
    101.00000000         4.57          4.61          4.60          4.57          4.56
WAL (yrs)                7.17          6.91          6.84          6.81          6.72
Mod Dur                  5.92          5.75          5.70          5.68          5.63
First Prin Pay      1/10/2010     1/10/2010     1/10/2010     1/10/2010     1/10/2010
Maturity            5/10/2014     8/10/2013     4/10/2013     2/10/2013     1/10/2013
Yield Spread            75.79         84.09         83.46         81.20         81.07

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-4

Security ID:          BACM Series 2004-6   Initial Balance:             250,433,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         4.914%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%        25.00%        50.00%        75.00%       100.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         4.95          4.95          4.95          4.95          4.95
    100.06250000         4.94          4.94          4.94          4.94          4.94
    100.12500000         4.93          4.93          4.93          4.93          4.93
    100.18750000         4.92          4.92          4.92          4.92          4.92
    100.25000000         4.92          4.92          4.91          4.91          4.91
    100.31250000         4.91          4.91          4.91          4.91          4.91
    100.37500000         4.90          4.90          4.90          4.90          4.90
    100.43750000         4.89          4.89          4.89          4.89          4.89
    100.50000000         4.88          4.88          4.88          4.88          4.88
    100.56250000         4.87          4.87          4.87          4.87          4.87
    100.62500000         4.87          4.87          4.87          4.86          4.86
    100.68750000         4.86          4.86          4.86          4.86          4.85
    100.75000000         4.85          4.85          4.85          4.85          4.85
    100.81250000         4.84          4.84          4.84          4.84          4.84
    100.87500000         4.83          4.83          4.83          4.83          4.83
    100.93750000         4.82          4.82          4.82          4.82          4.82
    101.00000000         4.82          4.82          4.82          4.81          4.81
WAL (yrs)                9.68          9.63          9.59          9.55          9.35
Mod Dur                  7.53          7.50          7.48          7.45          7.33
First Prin Pay      5/10/2014     8/10/2013     4/10/2013     2/10/2013     1/10/2013
Maturity           11/10/2014    11/10/2014    11/10/2014    10/10/2014     8/10/2014
Yield Spread            66.02         66.62         67.15         67.68         70.13

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-J

Security ID:          BACM Series 2004-6   Initial Balance:              57,374,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         4.963%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%        25.00%        50.00%        75.00%       100.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         5.00          5.00          5.00          5.00          5.00
    100.06250000         4.99          4.99          4.99          4.99          4.99
    100.12500000         4.98          4.98          4.98          4.98          4.98
    100.18750000         4.97          4.97          4.97          4.97          4.97
    100.25000000         4.97          4.97          4.97          4.97          4.96
    100.31250000         4.96          4.96          4.96          4.96          4.96
    100.37500000         4.95          4.95          4.95          4.95          4.95
    100.43750000         4.94          4.94          4.94          4.94          4.94
    100.50000000         4.93          4.93          4.93          4.93          4.93
    100.56250000         4.93          4.93          4.93          4.92          4.92
    100.62500000         4.92          4.92          4.92          4.92          4.92
    100.68750000         4.91          4.91          4.91          4.91          4.91
    100.75000000         4.90          4.90          4.90          4.90          4.90
    100.81250000         4.89          4.89          4.89          4.89          4.89
    100.87500000         4.88          4.88          4.88          4.88          4.88
    100.93750000         4.88          4.88          4.88          4.88          4.87
    101.00000000         4.87          4.87          4.87          4.87          4.87
WAL (yrs)                9.89          9.88          9.88          9.86          9.66
Mod Dur                  7.64          7.64          7.64          7.63          7.51
First Prin Pay     11/10/2014    11/10/2014    11/10/2014    10/10/2014     8/10/2014
Maturity           12/10/2014    11/10/2014    11/10/2014    11/10/2014     9/10/2014
Yield Spread            68.43         68.46         68.46         68.72         71.19

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class B

Security ID:          BACM Series 2004-6   Initial Balance:              19,532,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         5.039%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%        25.00%        50.00%        75.00%       100.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         5.08          5.08          5.08          5.08          5.08
    100.06250000         5.07          5.07          5.07          5.07          5.07
    100.12500000         5.06          5.06          5.06          5.06          5.06
    100.18750000         5.05          5.05          5.05          5.05          5.05
    100.25000000         5.04          5.04          5.04          5.04          5.04
    100.31250000         5.04          5.03          5.03          5.03          5.03
    100.37500000         5.03          5.03          5.03          5.03          5.03
    100.43750000         5.02          5.02          5.02          5.02          5.02
    100.50000000         5.01          5.01          5.01          5.01          5.01
    100.56250000         5.00          5.00          5.00          5.00          5.00
    100.62500000         4.99          4.99          4.99          4.99          4.99
    100.68750000         4.99          4.99          4.99          4.99          4.98
    100.75000000         4.98          4.98          4.98          4.98          4.98
    100.81250000         4.97          4.97          4.97          4.97          4.97
    100.87500000         4.96          4.96          4.96          4.96          4.96
    100.93750000         4.95          4.95          4.95          4.95          4.95
    101.00000000         4.95          4.95          4.95          4.95          4.94
WAL (yrs)                9.97          9.93          9.89          9.88          9.72
Mod Dur                  7.66          7.64          7.61          7.61          7.51
First Prin Pay     12/10/2014    11/10/2014    11/10/2014    11/10/2014     9/10/2014
Maturity           12/10/2014    12/10/2014    12/10/2014    11/10/2014     9/10/2014
Yield Spread            75.12         75.57         76.10         76.16         78.25

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class C

Security ID:          BACM Series 2004-6   Initial Balance:               9,766,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         5.059%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%        25.00%        50.00%        75.00%       100.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         5.10          5.10          5.10          5.10          5.10
    100.06250000         5.09          5.09          5.09          5.09          5.09
    100.12500000         5.08          5.08          5.08          5.08          5.08
    100.18750000         5.07          5.07          5.07          5.07          5.07
    100.25000000         5.06          5.06          5.06          5.06          5.06
    100.31250000         5.06          5.06          5.06          5.06          5.05
    100.37500000         5.05          5.05          5.05          5.05          5.05
    100.43750000         5.04          5.04          5.04          5.04          5.04
    100.50000000         5.03          5.03          5.03          5.03          5.03
    100.56250000         5.02          5.02          5.02          5.02          5.02
    100.62500000         5.01          5.01          5.01          5.01          5.01
    100.68750000         5.01          5.01          5.01          5.01          5.00
    100.75000000         5.00          5.00          5.00          5.00          5.00
    100.81250000         4.99          4.99          4.99          4.99          4.99
    100.87500000         4.98          4.98          4.98          4.98          4.98
    100.93750000         4.97          4.97          4.97          4.97          4.97
    101.00000000         4.97          4.97          4.97          4.97          4.96
WAL (yrs)                9.97          9.97          9.97          9.88          9.72
Mod Dur                  7.65          7.65          7.65          7.60          7.50
First Prin Pay     12/10/2014    12/10/2014    12/10/2014    11/10/2014     9/10/2014
Maturity           12/10/2014    12/10/2014    12/10/2014    11/10/2014     9/10/2014
Yield Spread            77.14         77.14         77.14         78.19         80.28

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class D

Security ID:          BACM Series 2004-6   Initial Balance:              18,311,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         5.118%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%        25.00%        50.00%        75.00%       100.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
    100.00000000         5.16          5.16          5.16          5.16          5.16
    100.06250000         5.15          5.15          5.15          5.15          5.15
    100.12500000         5.14          5.14          5.14          5.14          5.14
    100.18750000         5.13          5.13          5.13          5.13          5.13
    100.25000000         5.12          5.12          5.12          5.12          5.12
    100.31250000         5.12          5.12          5.12          5.12          5.11
    100.37500000         5.11          5.11          5.11          5.11          5.11
    100.43750000         5.10          5.10          5.10          5.10          5.10
    100.50000000         5.09          5.09          5.09          5.09          5.09
    100.56250000         5.08          5.08          5.08          5.08          5.08
    100.62500000         5.07          5.07          5.07          5.07          5.07
    100.68750000         5.07          5.07          5.07          5.07          5.06
    100.75000000         5.06          5.06          5.06          5.06          5.06
    100.81250000         5.05          5.05          5.05          5.05          5.05
    100.87500000         5.04          5.04          5.04          5.04          5.04
    100.93750000         5.03          5.03          5.03          5.03          5.03
    101.00000000         5.03          5.03          5.03          5.03          5.02
WAL (yrs)                9.97          9.97          9.97          9.96          9.72
Mod Dur                  7.63          7.63          7.63          7.62          7.48
First Prin Pay     12/10/2014    12/10/2014    12/10/2014    11/10/2014     9/10/2014
Maturity           12/10/2014    12/10/2014    12/10/2014    12/10/2014     9/10/2014
Yield Spread            83.13         83.13         83.13         83.22         86.26

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

BACM 2004-06                                          BANC OF AMERICA SECURITIES
A2
BCF @ 0% CPR
12/06/04 10:24:18, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd


          PAYMENT                        PRINCIPAL      INTEREST     INTEREST    INTEREST
PERIOD      DATE       BEG BALANCE        PAYMENT         DUE        PAYMENT      SHORT     EXPENSE
------   ----------   --------------   -------------   ----------   ----------   --------   -------
1        01/10/2005   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
2        02/10/2005   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
3        03/10/2005   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
4        04/10/2005   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
5        05/10/2005   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
6        06/10/2005   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
7        07/10/2005   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
8        08/10/2005   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
9        09/10/2005   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
10       10/10/2005   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
11       11/10/2005   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
12       12/10/2005   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
13       01/10/2006   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
14       02/10/2006   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
15       03/10/2006   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
16       04/10/2006   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
17       05/10/2006   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
18       06/10/2006   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
19       07/10/2006   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
20       08/10/2006   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
21       09/10/2006   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
22       10/10/2006   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
23       11/10/2006   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
24       12/10/2006   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
25       01/10/2007   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
26       02/10/2007   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
27       03/10/2007   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
28       04/10/2007   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
29       05/10/2007   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
30       06/10/2007   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
31       07/10/2007   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
32       08/10/2007   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
33       09/10/2007   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
34       10/10/2007   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
35       11/10/2007   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
36       12/10/2007   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
37       01/10/2008   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
38       02/10/2008   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
39       03/10/2008   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
40       04/10/2008   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
41       05/10/2008   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
42       06/10/2008   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
43       07/10/2008   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
44       08/10/2008   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
45       09/10/2008   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
46       10/10/2008   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
47       11/10/2008   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
48       12/10/2008   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
49       01/10/2009   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
50       02/10/2009   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
51       03/10/2009   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
52       04/10/2009   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
53       05/10/2009   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
54       06/10/2009   195,270,000.00            0.00   689,628.55   689,628.55       0.00      0.00
55       07/10/2009   195,270,000.00   25,460,032.48   689,628.55   689,628.55       0.00      0.00
56       08/10/2009   169,809,967.52   63,823,382.83   599,712.20   599,712.20       0.00      0.00
57       09/10/2009   105,986,584.69      844,902.45   374,309.29   374,309.29       0.00      0.00
58       10/10/2009   105,141,682.24   12,794,156.54   371,325.37   371,325.37       0.00      0.00
59       11/10/2009    92,347,525.70   21,820,613.33   326,140.68   326,140.68       0.00      0.00
60       12/10/2009    70,526,912.37   50,817,429.37   249,077.55   249,077.55       0.00      0.00
61       01/10/2010    19,709,483.00   19,709,483.00    69,607.32    69,607.32       0.00      0.00


             TOTAL                        COUPON
PERIOD      PAYMENT       END BALANCE      PAID
------    ------------   --------------   -------
1           689,628.55   195,270,000.00    4.2380%
2           689,628.55   195,270,000.00    4.2380%
3           689,628.55   195,270,000.00    4.2380%
4           689,628.55   195,270,000.00    4.2380%
5           689,628.55   195,270,000.00    4.2380%
6           689,628.55   195,270,000.00    4.2380%
7           689,628.55   195,270,000.00    4.2380%
8           689,628.55   195,270,000.00    4.2380%
9           689,628.55   195,270,000.00    4.2380%
10          689,628.55   195,270,000.00    4.2380%
11          689,628.55   195,270,000.00    4.2380%
12          689,628.55   195,270,000.00    4.2380%
13          689,628.55   195,270,000.00    4.2380%
14          689,628.55   195,270,000.00    4.2380%
15          689,628.55   195,270,000.00    4.2380%
16          689,628.55   195,270,000.00    4.2380%
17          689,628.55   195,270,000.00    4.2380%
18          689,628.55   195,270,000.00    4.2380%
19          689,628.55   195,270,000.00    4.2380%
20          689,628.55   195,270,000.00    4.2380%
21          689,628.55   195,270,000.00    4.2380%
22          689,628.55   195,270,000.00    4.2380%
23          689,628.55   195,270,000.00    4.2380%
24          689,628.55   195,270,000.00    4.2380%
25          689,628.55   195,270,000.00    4.2380%
26          689,628.55   195,270,000.00    4.2380%
27          689,628.55   195,270,000.00    4.2380%
28          689,628.55   195,270,000.00    4.2380%
29          689,628.55   195,270,000.00    4.2380%
30          689,628.55   195,270,000.00    4.2380%
31          689,628.55   195,270,000.00    4.2380%
32          689,628.55   195,270,000.00    4.2380%
33          689,628.55   195,270,000.00    4.2380%
34          689,628.55   195,270,000.00    4.2380%
35          689,628.55   195,270,000.00    4.2380%
36          689,628.55   195,270,000.00    4.2380%
37          689,628.55   195,270,000.00    4.2380%
38          689,628.55   195,270,000.00    4.2380%
39          689,628.55   195,270,000.00    4.2380%
40          689,628.55   195,270,000.00    4.2380%
41          689,628.55   195,270,000.00    4.2380%
42          689,628.55   195,270,000.00    4.2380%
43          689,628.55   195,270,000.00    4.2380%
44          689,628.55   195,270,000.00    4.2380%
45          689,628.55   195,270,000.00    4.2380%
46          689,628.55   195,270,000.00    4.2380%
47          689,628.55   195,270,000.00    4.2380%
48          689,628.55   195,270,000.00    4.2380%
49          689,628.55   195,270,000.00    4.2380%
50          689,628.55   195,270,000.00    4.2380%
51          689,628.55   195,270,000.00    4.2380%
52          689,628.55   195,270,000.00    4.2380%
53          689,628.55   195,270,000.00    4.2380%
54          689,628.55   195,270,000.00    4.2380%
55        26,149,661.03  169,809,967.52    4.2380%
56        64,423,095.03  105,986,584.69    4.2380%
57        1,219,211.74   105,141,682.24    4.2380%
58        13,165,481.92   92,347,525.70    4.2380%
59        22,146,754.01   70,526,912.37    4.2380%
60        51,066,506.91   19,709,483.00    4.2380%
61        19,779,090.32            0.00    4.2380%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          BANC OF AMERICA SECURITIES
A3
BCF @ 0% CPR
12/06/04 10:24:18, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd


          Payment                        Principal       Interest     Interest    Interest
Period      Date       Beg Balance        Payment          Due        Payment      Short     Expense
------   ----------   --------------   --------------   ----------   ----------   --------   -------
1        01/10/2005   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
2        02/10/2005   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
3        03/10/2005   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
4        04/10/2005   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
5        05/10/2005   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
6        06/10/2005   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
7        07/10/2005   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
8        08/10/2005   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
9        09/10/2005   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
10       10/10/2005   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
11       11/10/2005   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
12       12/10/2005   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
13       01/10/2006   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
14       02/10/2006   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
15       03/10/2006   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
16       04/10/2006   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
17       05/10/2006   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
18       06/10/2006   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
19       07/10/2006   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
20       08/10/2006   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
21       09/10/2006   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
22       10/10/2006   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
23       11/10/2006   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
24       12/10/2006   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
25       01/10/2007   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
26       02/10/2007   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
27       03/10/2007   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
28       04/10/2007   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
29       05/10/2007   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
30       06/10/2007   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
31       07/10/2007   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
32       08/10/2007   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
33       09/10/2007   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
34       10/10/2007   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
35       11/10/2007   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
36       12/10/2007   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
37       01/10/2008   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
38       02/10/2008   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
39       03/10/2008   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
40       04/10/2008   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
41       05/10/2008   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
42       06/10/2008   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
43       07/10/2008   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
44       08/10/2008   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
45       09/10/2008   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
46       10/10/2008   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
47       11/10/2008   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
48       12/10/2008   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
49       01/10/2009   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
50       02/10/2009   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
51       03/10/2009   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
52       04/10/2009   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
53       05/10/2009   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
54       06/10/2009   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
55       07/10/2009   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
56       08/10/2009   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
57       09/10/2009   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
58       10/10/2009   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
59       11/10/2009   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
60       12/10/2009   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
61       01/10/2010   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
62       02/10/2010   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
63       03/10/2010   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
64       04/10/2010   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
65       05/10/2010   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
66       06/10/2010   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
67       07/10/2010   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
68       08/10/2010   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
69       09/10/2010   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
70       10/10/2010   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
71       11/10/2010   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
72       12/10/2010   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
73       01/10/2011   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
74       02/10/2011   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
75       03/10/2011   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
76       04/10/2011   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
77       05/10/2011   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
78       06/10/2011   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
79       07/10/2011   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
80       08/10/2011   256,609,000.00             0.00   986,447.76   986,447.76       0.00      0.00
81       09/10/2011   256,609,000.00    78,345,175.71   986,447.76   986,447.76       0.00      0.00
82       10/10/2011   178,263,824.29     6,142,114.69   685,275.85   685,275.85       0.00      0.00
83       11/10/2011   172,121,709.60       594,721.81   661,664.54   661,664.54       0.00      0.00
84       12/10/2011   171,526,987.78   135,840,893.94   659,378.33   659,378.33       0.00      0.00
85       01/10/2012    35,686,093.85       560,173.57   137,183.29   137,183.29       0.00      0.00
86       02/10/2012    35,125,920.28       564,394.79   135,029.89   135,029.89       0.00      0.00
87       03/10/2012    34,561,525.49       722,739.34   132,860.26   132,860.26       0.00      0.00
88       04/10/2012    33,838,786.15       572,573.45   130,081.93   130,081.93       0.00      0.00
89       05/10/2012    33,266,212.70       653,372.60   127,880.87   127,880.87       0.00      0.00
90       06/10/2012    32,612,840.10       580,454.67   125,369.19   125,369.19       0.00      0.00
91       07/10/2012    32,032,385.43       661,036.73   123,137.83   123,137.83       0.00      0.00
92       08/10/2012    31,371,348.70    31,371,348.70   120,596.69   120,596.69       0.00      0.00


             Total                        Coupon
Period      Payment       End Balance      Paid
------    ------------   --------------   -------
1           986,447.76   256,609,000.00    4.6130%
2           986,447.76   256,609,000.00    4.6130%
3           986,447.76   256,609,000.00    4.6130%
4           986,447.76   256,609,000.00    4.6130%
5           986,447.76   256,609,000.00    4.6130%
6           986,447.76   256,609,000.00    4.6130%
7           986,447.76   256,609,000.00    4.6130%
8           986,447.76   256,609,000.00    4.6130%
9           986,447.76   256,609,000.00    4.6130%
10          986,447.76   256,609,000.00    4.6130%
11          986,447.76   256,609,000.00    4.6130%
12          986,447.76   256,609,000.00    4.6130%
13          986,447.76   256,609,000.00    4.6130%
14          986,447.76   256,609,000.00    4.6130%
15          986,447.76   256,609,000.00    4.6130%
16          986,447.76   256,609,000.00    4.6130%
17          986,447.76   256,609,000.00    4.6130%
18          986,447.76   256,609,000.00    4.6130%
19          986,447.76   256,609,000.00    4.6130%
20          986,447.76   256,609,000.00    4.6130%
21          986,447.76   256,609,000.00    4.6130%
22          986,447.76   256,609,000.00    4.6130%
23          986,447.76   256,609,000.00    4.6130%
24          986,447.76   256,609,000.00    4.6130%
25          986,447.76   256,609,000.00    4.6130%
26          986,447.76   256,609,000.00    4.6130%
27          986,447.76   256,609,000.00    4.6130%
28          986,447.76   256,609,000.00    4.6130%
29          986,447.76   256,609,000.00    4.6130%
30          986,447.76   256,609,000.00    4.6130%
31          986,447.76   256,609,000.00    4.6130%
32          986,447.76   256,609,000.00    4.6130%
33          986,447.76   256,609,000.00    4.6130%
34          986,447.76   256,609,000.00    4.6130%
35          986,447.76   256,609,000.00    4.6130%
36          986,447.76   256,609,000.00    4.6130%
37          986,447.76   256,609,000.00    4.6130%
38          986,447.76   256,609,000.00    4.6130%
39          986,447.76   256,609,000.00    4.6130%
40          986,447.76   256,609,000.00    4.6130%
41          986,447.76   256,609,000.00    4.6130%
42          986,447.76   256,609,000.00    4.6130%
43          986,447.76   256,609,000.00    4.6130%
44          986,447.76   256,609,000.00    4.6130%
45          986,447.76   256,609,000.00    4.6130%
46          986,447.76   256,609,000.00    4.6130%
47          986,447.76   256,609,000.00    4.6130%
48          986,447.76   256,609,000.00    4.6130%
49          986,447.76   256,609,000.00    4.6130%
50          986,447.76   256,609,000.00    4.6130%
51          986,447.76   256,609,000.00    4.6130%
52          986,447.76   256,609,000.00    4.6130%
53          986,447.76   256,609,000.00    4.6130%
54          986,447.76   256,609,000.00    4.6130%
55          986,447.76   256,609,000.00    4.6130%
56          986,447.76   256,609,000.00    4.6130%
57          986,447.76   256,609,000.00    4.6130%
58          986,447.76   256,609,000.00    4.6130%
59          986,447.76   256,609,000.00    4.6130%
60          986,447.76   256,609,000.00    4.6130%
61          986,447.76   256,609,000.00    4.6130%
62          986,447.76   256,609,000.00    4.6130%
63          986,447.76   256,609,000.00    4.6130%
64          986,447.76   256,609,000.00    4.6130%
65          986,447.76   256,609,000.00    4.6130%
66          986,447.76   256,609,000.00    4.6130%
67          986,447.76   256,609,000.00    4.6130%
68          986,447.76   256,609,000.00    4.6130%
69          986,447.76   256,609,000.00    4.6130%
70          986,447.76   256,609,000.00    4.6130%
71          986,447.76   256,609,000.00    4.6130%
72          986,447.76   256,609,000.00    4.6130%
73          986,447.76   256,609,000.00    4.6130%
74          986,447.76   256,609,000.00    4.6130%
75          986,447.76   256,609,000.00    4.6130%
76          986,447.76   256,609,000.00    4.6130%
77          986,447.76   256,609,000.00    4.6130%
78          986,447.76   256,609,000.00    4.6130%
79          986,447.76   256,609,000.00    4.6130%
80          986,447.76   256,609,000.00    4.6130%
81        79,331,623.47  178,263,824.29    4.6130%
82        6,827,390.54   172,121,709.60    4.6130%
83        1,256,386.35   171,526,987.78    4.6130%
84        136,500,272.27  35,686,093.85    4.6130%
85          697,356.86    35,125,920.28    4.6130%
86          699,424.68    34,561,525.49    4.6130%
87          855,599.60    33,838,786.15    4.6130%
88          702,655.38    33,266,212.70    4.6130%
89          781,253.46    32,612,840.10    4.6130%
90          705,823.87    32,032,385.43    4.6130%
91          784,174.55    31,371,348.70    4.6130%
92        31,491,945.39            0.00    4.6130%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          BANC OF AMERICA SECURITIES
AAB
BCF @ 0% CPR
12/06/04 10:24:18, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd


          Payment                        Principal       Interest     Interest    Interest
Period      Date       Beg Balance        Payment          Due        Payment      Short     Expense
------   ----------   --------------   --------------   ----------   ----------   --------   -------
1        01/10/2005    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
2        02/10/2005    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
3        03/10/2005    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
4        04/10/2005    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
5        05/10/2005    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
6        06/10/2005    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
7        07/10/2005    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
8        08/10/2005    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
9        09/10/2005    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
10       10/10/2005    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
11       11/10/2005    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
12       12/10/2005    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
13       01/10/2006    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
14       02/10/2006    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
15       03/10/2006    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
16       04/10/2006    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
17       05/10/2006    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
18       06/10/2006    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
19       07/10/2006    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
20       08/10/2006    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
21       09/10/2006    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
22       10/10/2006    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
23       11/10/2006    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
24       12/10/2006    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
25       01/10/2007    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
26       02/10/2007    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
27       03/10/2007    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
28       04/10/2007    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
29       05/10/2007    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
30       06/10/2007    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
31       07/10/2007    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
32       08/10/2007    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
33       09/10/2007    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
34       10/10/2007    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
35       11/10/2007    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
36       12/10/2007    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
37       01/10/2008    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
38       02/10/2008    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
39       03/10/2008    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
40       04/10/2008    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
41       05/10/2008    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
42       06/10/2008    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
43       07/10/2008    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
44       08/10/2008    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
45       09/10/2008    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
46       10/10/2008    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
47       11/10/2008    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
48       12/10/2008    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
49       01/10/2009    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
50       02/10/2009    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
51       03/10/2009    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
52       04/10/2009    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
53       05/10/2009    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
54       06/10/2009    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
55       07/10/2009    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
56       08/10/2009    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
57       09/10/2009    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
58       10/10/2009    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
59       11/10/2009    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
60       12/10/2009    36,655,000.00             0.00   143,748.69   143,748.69       0.00      0.00
61       01/10/2010    36,655,000.00        18,465.73   143,748.69   143,748.69       0.00      0.00
62       02/10/2010    36,636,534.27       831,900.93   143,676.28   143,676.28       0.00      0.00
63       03/10/2010    35,804,633.34     1,125,028.47   140,413.84   140,413.84       0.00      0.00
64       04/10/2010    34,679,604.87       841,249.81   136,001.85   136,001.85       0.00      0.00
65       05/10/2010    33,838,355.06       941,348.28   132,702.75   132,702.75       0.00      0.00
66       06/10/2010    32,897,006.78       849,762.19   129,011.09   129,011.09       0.00      0.00
67       07/10/2010    32,047,244.59       949,625.59   125,678.61   125,678.61       0.00      0.00
68       08/10/2010    31,097,619.00       858,355.13   121,954.50   121,954.50       0.00      0.00
69       09/10/2010    30,239,263.86       862,453.24   118,588.31   118,588.31       0.00      0.00
70       10/10/2010    29,376,810.62       961,966.18   115,206.06   115,206.06       0.00      0.00
71       11/10/2010    28,414,844.44       871,166.29   111,433.55   111,433.55       0.00      0.00
72       12/10/2010    27,543,678.15       970,438.63   108,017.12   108,017.12       0.00      0.00
73       01/10/2011    26,573,239.52       879,961.80   104,211.39   104,211.39       0.00      0.00
74       02/10/2011    25,693,277.72       884,163.59   100,760.47   100,760.47       0.00      0.00
75       03/10/2011    24,809,114.14     1,172,459.97    97,293.08    97,293.08       0.00      0.00
76       04/10/2011    23,636,654.16       893,990.87    92,695.08    92,695.08       0.00      0.00
77       05/10/2011    22,742,663.29       992,632.95    89,189.14    89,189.14       0.00      0.00
78       06/10/2011    21,750,030.34       903,002.47    85,296.37    85,296.37       0.00      0.00
79       07/10/2011    20,847,027.88     1,001,395.70    81,755.09    81,755.09       0.00      0.00
80       08/10/2011    19,845,632.17       912,099.37    77,827.95    77,827.95       0.00      0.00
81       09/10/2011    18,933,532.80       199,999.99    74,251.00    74,251.00       0.00      0.00
82       10/10/2011    18,733,532.81       200,532.81    73,466.67    73,466.67       0.00      0.00
83       11/10/2011    18,533,000.00       200,000.00    72,680.25    72,680.25       0.00      0.00
84       12/10/2011    18,333,000.00       199,465.16    71,895.91    71,895.91       0.00      0.00
85       01/10/2012    18,133,534.84       200,534.84    71,113.68    71,113.68       0.00      0.00
86       02/10/2012    17,933,000.00       200,000.00    70,327.25    70,327.25       0.00      0.00
87       03/10/2012    17,733,000.00       200,000.00    69,542.91    69,542.91       0.00      0.00
88       04/10/2012    17,533,000.00       200,000.00    68,758.58    68,758.58       0.00      0.00
89       05/10/2012    17,333,000.00       200,000.00    67,974.25    67,974.25       0.00      0.00
90       06/10/2012    17,133,000.00       200,000.00    67,189.91    67,189.91       0.00      0.00
91       07/10/2012    16,933,000.00       200,000.00    66,405.58    66,405.58       0.00      0.00
92       08/10/2012    16,733,000.00       200,001.13    65,621.25    65,621.25       0.00      0.00
93       09/10/2012    16,532,998.87       738,409.47    64,836.91    64,836.91       0.00      0.00
94       10/10/2012    15,794,589.39       812,817.51    61,941.11    61,941.11       0.00      0.00
95       11/10/2012    14,981,771.89       745,844.24    58,753.52    58,753.52       0.00      0.00
96       12/10/2012    14,235,927.65       820,047.03    55,828.56    55,828.56       0.00      0.00
97       01/10/2013    13,415,880.62       753,349.50    52,612.61    52,612.61       0.00      0.00
98       02/10/2013    12,662,531.12       756,959.93    49,658.23    49,658.23       0.00      0.00
99       03/10/2013    11,905,571.18       971,392.16    46,689.68    46,689.68       0.00      0.00
100      04/10/2013    10,934,179.03       765,245.89    42,880.21    42,880.21       0.00      0.00
101      05/10/2013    10,168,933.14       838,913.09    39,879.17    39,879.17       0.00      0.00
102      06/10/2013     9,330,020.05       772,935.13    36,589.23    36,589.23       0.00      0.00
103      07/10/2013     8,557,084.92       846,390.07    33,558.03    33,558.03       0.00      0.00
104      08/10/2013     7,710,694.85       780,697.30    30,238.77    30,238.77       0.00      0.00
105      09/10/2013     6,929,997.56       784,439.21    27,177.14    27,177.14       0.00      0.00
106      10/10/2013     6,145,558.34       857,576.58    24,100.83    24,100.83       0.00      0.00
107      11/10/2013     5,287,981.77       792,310.47    20,737.70    20,737.70       0.00      0.00
108      12/10/2013     4,495,671.30       865,230.54    17,630.52    17,630.52       0.00      0.00
109      01/10/2014     3,630,440.75       800,256.37    14,237.38    14,237.38       0.00      0.00
110      02/10/2014     2,830,184.38       804,092.33    11,099.04    11,099.04       0.00      0.00
111      03/10/2014     2,026,092.05     1,014,168.04     7,945.66     7,945.66       0.00      0.00
112      04/10/2014     1,011,924.01       812,810.57     3,968.43     3,968.43       0.00      0.00
113      05/10/2014       199,113.44       199,113.44       780.86       780.86       0.00      0.00


             Total                        Coupon
Period      Payment       End Balance      Paid
------    ------------   --------------   -------
1           143,748.69    36,655,000.00    4.7060%
2           143,748.69    36,655,000.00    4.7060%
3           143,748.69    36,655,000.00    4.7060%
4           143,748.69    36,655,000.00    4.7060%
5           143,748.69    36,655,000.00    4.7060%
6           143,748.69    36,655,000.00    4.7060%
7           143,748.69    36,655,000.00    4.7060%
8           143,748.69    36,655,000.00    4.7060%
9           143,748.69    36,655,000.00    4.7060%
10          143,748.69    36,655,000.00    4.7060%
11          143,748.69    36,655,000.00    4.7060%
12          143,748.69    36,655,000.00    4.7060%
13          143,748.69    36,655,000.00    4.7060%
14          143,748.69    36,655,000.00    4.7060%
15          143,748.69    36,655,000.00    4.7060%
16          143,748.69    36,655,000.00    4.7060%
17          143,748.69    36,655,000.00    4.7060%
18          143,748.69    36,655,000.00    4.7060%
19          143,748.69    36,655,000.00    4.7060%
20          143,748.69    36,655,000.00    4.7060%
21          143,748.69    36,655,000.00    4.7060%
22          143,748.69    36,655,000.00    4.7060%
23          143,748.69    36,655,000.00    4.7060%
24          143,748.69    36,655,000.00    4.7060%
25          143,748.69    36,655,000.00    4.7060%
26          143,748.69    36,655,000.00    4.7060%
27          143,748.69    36,655,000.00    4.7060%
28          143,748.69    36,655,000.00    4.7060%
29          143,748.69    36,655,000.00    4.7060%
30          143,748.69    36,655,000.00    4.7060%
31          143,748.69    36,655,000.00    4.7060%
32          143,748.69    36,655,000.00    4.7060%
33          143,748.69    36,655,000.00    4.7060%
34          143,748.69    36,655,000.00    4.7060%
35          143,748.69    36,655,000.00    4.7060%
36          143,748.69    36,655,000.00    4.7060%
37          143,748.69    36,655,000.00    4.7060%
38          143,748.69    36,655,000.00    4.7060%
39          143,748.69    36,655,000.00    4.7060%
40          143,748.69    36,655,000.00    4.7060%
41          143,748.69    36,655,000.00    4.7060%
42          143,748.69    36,655,000.00    4.7060%
43          143,748.69    36,655,000.00    4.7060%
44          143,748.69    36,655,000.00    4.7060%
45          143,748.69    36,655,000.00    4.7060%
46          143,748.69    36,655,000.00    4.7060%
47          143,748.69    36,655,000.00    4.7060%
48          143,748.69    36,655,000.00    4.7060%
49          143,748.69    36,655,000.00    4.7060%
50          143,748.69    36,655,000.00    4.7060%
51          143,748.69    36,655,000.00    4.7060%
52          143,748.69    36,655,000.00    4.7060%
53          143,748.69    36,655,000.00    4.7060%
54          143,748.69    36,655,000.00    4.7060%
55          143,748.69    36,655,000.00    4.7060%
56          143,748.69    36,655,000.00    4.7060%
57          143,748.69    36,655,000.00    4.7060%
58          143,748.69    36,655,000.00    4.7060%
59          143,748.69    36,655,000.00    4.7060%
60          143,748.69    36,655,000.00    4.7060%
61          162,214.42    36,636,534.27    4.7060%
62          975,577.20    35,804,633.34    4.7060%
63        1,265,442.31    34,679,604.87    4.7060%
64          977,251.66    33,838,355.06    4.7060%
65        1,074,051.03    32,897,006.78    4.7060%
66          978,773.29    32,047,244.59    4.7060%
67        1,075,304.21    31,097,619.00    4.7060%
68          980,309.63    30,239,263.86    4.7060%
69          981,041.56    29,376,810.62    4.7060%
70        1,077,172.24    28,414,844.44    4.7060%
71          982,599.84    27,543,678.15    4.7060%
72        1,078,455.75    26,573,239.52    4.7060%
73          984,173.19    25,693,277.72    4.7060%
74          984,924.06    24,809,114.14    4.7060%
75        1,269,753.05    23,636,654.16    4.7060%
76          986,685.95    22,742,663.29    4.7060%
77        1,081,822.09    21,750,030.34    4.7060%
78          988,298.83    20,847,027.88    4.7060%
79        1,083,150.80    19,845,632.17    4.7060%
80          989,927.32    18,933,532.80    4.7060%
81          274,251.00    18,733,532.81    4.7060%
82          273,999.48    18,533,000.00    4.7060%
83          272,680.25    18,333,000.00    4.7060%
84          271,361.08    18,133,534.84    4.7060%
85          271,648.52    17,933,000.00    4.7060%
86          270,327.25    17,733,000.00    4.7060%
87          269,542.91    17,533,000.00    4.7060%
88          268,758.58    17,333,000.00    4.7060%
89          267,974.25    17,133,000.00    4.7060%
90          267,189.91    16,933,000.00    4.7060%
91          266,405.58    16,733,000.00    4.7060%
92          265,622.38    16,532,998.87    4.7060%
93          803,246.38    15,794,589.39    4.7060%
94          874,758.62    14,981,771.89    4.7060%
95          804,597.75    14,235,927.65    4.7060%
96          875,875.59    13,415,880.62    4.7060%
97          805,962.11    12,662,531.12    4.7060%
98          806,618.16    11,905,571.18    4.7060%
99        1,018,081.84    10,934,179.03    4.7060%
100         808,126.09    10,168,933.14    4.7060%
101         878,792.25     9,330,020.05    4.7060%
102         809,524.36     8,557,084.92    4.7060%
103         879,948.10     7,710,694.85    4.7060%
104         810,936.07     6,929,997.56    4.7060%
105         811,616.35     6,145,558.34    4.7060%
106         881,677.41     5,287,981.77    4.7060%
107         813,048.17     4,495,671.30    4.7060%
108         882,861.07     3,630,440.75    4.7060%
109         814,493.75     2,830,184.38    4.7060%
110         815,191.37     2,026,092.05    4.7060%
111       1,022,113.70     1,011,924.01    4.7060%
112         816,779.00       199,113.44    4.7060%
113         199,894.30             0.00    4.7060%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          BANC OF AMERICA SECURITIES
A4
BCF @ 0% CPR
12/06/04 10:24:18, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd


          Payment                        Principal        Interest       Interest     Interest
Period      Date       Beg Balance        Payment           Due          Payment       Short     Expense
------   ----------   --------------   --------------   ------------   ------------   --------   -------
1        01/10/2005   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
2        02/10/2005   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
3        03/10/2005   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
4        04/10/2005   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
5        05/10/2005   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
6        06/10/2005   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
7        07/10/2005   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
8        08/10/2005   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
9        09/10/2005   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
10       10/10/2005   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
11       11/10/2005   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
12       12/10/2005   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
13       01/10/2006   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
14       02/10/2006   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
15       03/10/2006   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
16       04/10/2006   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
17       05/10/2006   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
18       06/10/2006   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
19       07/10/2006   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
20       08/10/2006   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
21       09/10/2006   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
22       10/10/2006   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
23       11/10/2006   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
24       12/10/2006   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
25       01/10/2007   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
26       02/10/2007   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
27       03/10/2007   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
28       04/10/2007   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
29       05/10/2007   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
30       06/10/2007   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
31       07/10/2007   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
32       08/10/2007   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
33       09/10/2007   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
34       10/10/2007   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
35       11/10/2007   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
36       12/10/2007   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
37       01/10/2008   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
38       02/10/2008   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
39       03/10/2008   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
40       04/10/2008   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
41       05/10/2008   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
42       06/10/2008   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
43       07/10/2008   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
44       08/10/2008   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
45       09/10/2008   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
46       10/10/2008   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
47       11/10/2008   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
48       12/10/2008   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
49       01/10/2009   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
50       02/10/2009   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
51       03/10/2009   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
52       04/10/2009   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
53       05/10/2009   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
54       06/10/2009   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
55       07/10/2009   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
56       08/10/2009   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
57       09/10/2009   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
58       10/10/2009   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
59       11/10/2009   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
60       12/10/2009   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
61       01/10/2010   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
62       02/10/2010   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
63       03/10/2010   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
64       04/10/2010   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
65       05/10/2010   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
66       06/10/2010   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
67       07/10/2010   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
68       08/10/2010   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
69       09/10/2010   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
70       10/10/2010   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
71       11/10/2010   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
72       12/10/2010   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
73       01/10/2011   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
74       02/10/2011   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
75       03/10/2011   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
76       04/10/2011   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
77       05/10/2011   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
78       06/10/2011   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
79       07/10/2011   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
80       08/10/2011   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
81       09/10/2011   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
82       10/10/2011   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
83       11/10/2011   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
84       12/10/2011   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
85       01/10/2012   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
86       02/10/2012   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
87       03/10/2012   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
88       04/10/2012   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
89       05/10/2012   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
90       06/10/2012   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
91       07/10/2012   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
92       08/10/2012   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
93       09/10/2012   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
94       10/10/2012   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
95       11/10/2012   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
96       12/10/2012   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
97       01/10/2013   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
98       02/10/2013   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
99       03/10/2013   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
100      04/10/2013   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
101      05/10/2013   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
102      06/10/2013   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
103      07/10/2013   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
104      08/10/2013   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
105      09/10/2013   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
106      10/10/2013   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
107      11/10/2013   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
108      12/10/2013   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
109      01/10/2014   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
110      02/10/2014   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
111      03/10/2014   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
112      04/10/2014   250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00
113      05/10/2014   250,433,000.00    18,954,066.11   1,025,523.14   1,025,523.14       0.00      0.00
114      06/10/2014   231,478,933.89       791,823.59     947,906.23     947,906.23       0.00      0.00
115      07/10/2014   230,687,110.30    78,008,835.07     944,663.72     944,663.72       0.00      0.00
116      08/10/2014   152,678,275.23    15,267,813.15     625,217.54     625,217.54       0.00      0.00
117      09/10/2014   137,410,462.08    28,306,647.32     562,695.84     562,695.84       0.00      0.00
118      10/10/2014   109,103,814.76    74,095,937.56     446,780.12     446,780.12       0.00      0.00
119      11/10/2014    35,007,877.20    35,007,877.20     143,357.26     143,357.26       0.00      0.00


              Total                        Coupon
Period       Payment       End Balance      Paid
------     ------------   --------------   -------
1          1,025,523.14   250,433,000.00    4.9140%
2          1,025,523.14   250,433,000.00    4.9140%
3          1,025,523.14   250,433,000.00    4.9140%
4          1,025,523.14   250,433,000.00    4.9140%
5          1,025,523.14   250,433,000.00    4.9140%
6          1,025,523.14   250,433,000.00    4.9140%
7          1,025,523.14   250,433,000.00    4.9140%
8          1,025,523.14   250,433,000.00    4.9140%
9          1,025,523.14   250,433,000.00    4.9140%
10         1,025,523.14   250,433,000.00    4.9140%
11         1,025,523.14   250,433,000.00    4.9140%
12         1,025,523.14   250,433,000.00    4.9140%
13         1,025,523.14   250,433,000.00    4.9140%
14         1,025,523.14   250,433,000.00    4.9140%
15         1,025,523.14   250,433,000.00    4.9140%
16         1,025,523.14   250,433,000.00    4.9140%
17         1,025,523.14   250,433,000.00    4.9140%
18         1,025,523.14   250,433,000.00    4.9140%
19         1,025,523.14   250,433,000.00    4.9140%
20         1,025,523.14   250,433,000.00    4.9140%
21         1,025,523.14   250,433,000.00    4.9140%
22         1,025,523.14   250,433,000.00    4.9140%
23         1,025,523.14   250,433,000.00    4.9140%
24         1,025,523.14   250,433,000.00    4.9140%
25         1,025,523.14   250,433,000.00    4.9140%
26         1,025,523.14   250,433,000.00    4.9140%
27         1,025,523.14   250,433,000.00    4.9140%
28         1,025,523.14   250,433,000.00    4.9140%
29         1,025,523.14   250,433,000.00    4.9140%
30         1,025,523.14   250,433,000.00    4.9140%
31         1,025,523.14   250,433,000.00    4.9140%
32         1,025,523.14   250,433,000.00    4.9140%
33         1,025,523.14   250,433,000.00    4.9140%
34         1,025,523.14   250,433,000.00    4.9140%
35         1,025,523.14   250,433,000.00    4.9140%
36         1,025,523.14   250,433,000.00    4.9140%
37         1,025,523.14   250,433,000.00    4.9140%
38         1,025,523.14   250,433,000.00    4.9140%
39         1,025,523.14   250,433,000.00    4.9140%
40         1,025,523.14   250,433,000.00    4.9140%
41         1,025,523.14   250,433,000.00    4.9140%
42         1,025,523.14   250,433,000.00    4.9140%
43         1,025,523.14   250,433,000.00    4.9140%
44         1,025,523.14   250,433,000.00    4.9140%
45         1,025,523.14   250,433,000.00    4.9140%
46         1,025,523.14   250,433,000.00    4.9140%
47         1,025,523.14   250,433,000.00    4.9140%
48         1,025,523.14   250,433,000.00    4.9140%
49         1,025,523.14   250,433,000.00    4.9140%
50         1,025,523.14   250,433,000.00    4.9140%
51         1,025,523.14   250,433,000.00    4.9140%
52         1,025,523.14   250,433,000.00    4.9140%
53         1,025,523.14   250,433,000.00    4.9140%
54         1,025,523.14   250,433,000.00    4.9140%
55         1,025,523.14   250,433,000.00    4.9140%
56         1,025,523.14   250,433,000.00    4.9140%
57         1,025,523.14   250,433,000.00    4.9140%
58         1,025,523.14   250,433,000.00    4.9140%
59         1,025,523.14   250,433,000.00    4.9140%
60         1,025,523.14   250,433,000.00    4.9140%
61         1,025,523.14   250,433,000.00    4.9140%
62         1,025,523.14   250,433,000.00    4.9140%
63         1,025,523.14   250,433,000.00    4.9140%
64         1,025,523.14   250,433,000.00    4.9140%
65         1,025,523.14   250,433,000.00    4.9140%
66         1,025,523.14   250,433,000.00    4.9140%
67         1,025,523.14   250,433,000.00    4.9140%
68         1,025,523.14   250,433,000.00    4.9140%
69         1,025,523.14   250,433,000.00    4.9140%
70         1,025,523.14   250,433,000.00    4.9140%
71         1,025,523.14   250,433,000.00    4.9140%
72         1,025,523.14   250,433,000.00    4.9140%
73         1,025,523.14   250,433,000.00    4.9140%
74         1,025,523.14   250,433,000.00    4.9140%
75         1,025,523.14   250,433,000.00    4.9140%
76         1,025,523.14   250,433,000.00    4.9140%
77         1,025,523.14   250,433,000.00    4.9140%
78         1,025,523.14   250,433,000.00    4.9140%
79         1,025,523.14   250,433,000.00    4.9140%
80         1,025,523.14   250,433,000.00    4.9140%
81         1,025,523.14   250,433,000.00    4.9140%
82         1,025,523.14   250,433,000.00    4.9140%
83         1,025,523.14   250,433,000.00    4.9140%
84         1,025,523.14   250,433,000.00    4.9140%
85         1,025,523.14   250,433,000.00    4.9140%
86         1,025,523.14   250,433,000.00    4.9140%
87         1,025,523.14   250,433,000.00    4.9140%
88         1,025,523.14   250,433,000.00    4.9140%
89         1,025,523.14   250,433,000.00    4.9140%
90         1,025,523.14   250,433,000.00    4.9140%
91         1,025,523.14   250,433,000.00    4.9140%
92         1,025,523.14   250,433,000.00    4.9140%
93         1,025,523.14   250,433,000.00    4.9140%
94         1,025,523.14   250,433,000.00    4.9140%
95         1,025,523.14   250,433,000.00    4.9140%
96         1,025,523.14   250,433,000.00    4.9140%
97         1,025,523.14   250,433,000.00    4.9140%
98         1,025,523.14   250,433,000.00    4.9140%
99         1,025,523.14   250,433,000.00    4.9140%
100        1,025,523.14   250,433,000.00    4.9140%
101        1,025,523.14   250,433,000.00    4.9140%
102        1,025,523.14   250,433,000.00    4.9140%
103        1,025,523.14   250,433,000.00    4.9140%
104        1,025,523.14   250,433,000.00    4.9140%
105        1,025,523.14   250,433,000.00    4.9140%
106        1,025,523.14   250,433,000.00    4.9140%
107        1,025,523.14   250,433,000.00    4.9140%
108        1,025,523.14   250,433,000.00    4.9140%
109        1,025,523.14   250,433,000.00    4.9140%
110        1,025,523.14   250,433,000.00    4.9140%
111        1,025,523.14   250,433,000.00    4.9140%
112        1,025,523.14   250,433,000.00    4.9140%
113        19,979,589.24  231,478,933.89    4.9140%
114        1,739,729.82   230,687,110.30    4.9140%
115        78,953,498.79  152,678,275.23    4.9140%
116        15,893,030.69  137,410,462.08    4.9140%
117        28,869,343.16  109,103,814.76    4.9140%
118        74,542,717.68   35,007,877.20    4.9140%
119        35,151,234.46            0.00    4.9140%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
A2
BCF with 24 month extension for 25% balance

12/06/04 10:46:05, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd

-----------------------------------------------------------------------------------------------------------------------
            Payment                        Principal                     Interest    Interest                 Total
  Period      Date       Beg Balance        Payment      Interest Due    Payment      Short     Expense      Payment
-----------------------------------------------------------------------------------------------------------------------
     1     01/10/2005   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     2     02/10/2005   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     3     03/10/2005   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     4     04/10/2005   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     5     05/10/2005   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     6     06/10/2005   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     7     07/10/2005   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     8     08/10/2005   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     9     09/10/2005   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    10     10/10/2005   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    11     11/10/2005   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    12     12/10/2005   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    13     01/10/2006   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    14     02/10/2006   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    15     03/10/2006   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    16     04/10/2006   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    17     05/10/2006   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    18     06/10/2006   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    19     07/10/2006   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    20     08/10/2006   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    21     09/10/2006   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    22     10/10/2006   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    23     11/10/2006   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    24     12/10/2006   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    25     01/10/2007   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    26     02/10/2007   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    27     03/10/2007   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    28     04/10/2007   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    29     05/10/2007   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    30     06/10/2007   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    31     07/10/2007   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    32     08/10/2007   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    33     09/10/2007   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    34     10/10/2007   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    35     11/10/2007   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    36     12/10/2007   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    37     01/10/2008   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    38     02/10/2008   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    39     03/10/2008   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    40     04/10/2008   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    41     05/10/2008   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    42     06/10/2008   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    43     07/10/2008   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    44     08/10/2008   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    45     09/10/2008   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    46     10/10/2008   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    47     11/10/2008   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    48     12/10/2008   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    49     01/10/2009   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    50     02/10/2009   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    51     03/10/2009   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    52     04/10/2009   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    53     05/10/2009   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    54     06/10/2009   195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    55     07/10/2009   195,270,000.00   19,323,980.31     689,628.55   689,628.55       0.00      0.00   20,013,608.86
    56     08/10/2009   175,946,019.69   48,110,217.56     621,382.69   621,382.69       0.00      0.00   48,731,600.25
    57     09/10/2009   127,835,802.13      877,495.47     451,473.44   451,473.44       0.00      0.00    1,328,968.92
    58     10/10/2009   126,958,306.66    9,868,024.88     448,374.42   448,374.42       0.00      0.00   10,316,399.30
    59     11/10/2009   117,090,281.77   16,611,701.08     413,523.85   413,523.85       0.00      0.00   17,025,224.92
    60     12/10/2009   100,478,580.69   38,394,489.13     354,856.85   354,856.85       0.00      0.00   38,749,345.98
    61     01/10/2010    62,084,091.56   15,036,520.10     219,260.32   219,260.32       0.00      0.00   15,255,780.41
    62     02/10/2010    47,047,571.47       51,629.63     166,156.34   166,156.34       0.00      0.00      217,785.97
    63     03/10/2010    46,995,941.84       66,613.98     165,974.00   165,974.00       0.00      0.00      232,587.99
    64     04/10/2010    46,929,327.86       53,028.78     165,738.74   165,738.74       0.00      0.00      218,767.53
    65     05/10/2010    46,876,299.07       58,038.20     165,551.46   165,551.46       0.00      0.00      223,589.66
    66     06/10/2010    46,818,260.88       53,020.73     165,346.49   165,346.49       0.00      0.00      218,367.22
    67     07/10/2010    46,765,240.15       57,781.62     165,159.24   165,159.24       0.00      0.00      222,940.86
    68     08/10/2010    46,707,458.53       54,097.34     164,955.17   164,955.17       0.00      0.00      219,052.52
    69     09/10/2010    46,653,361.18       53,428.74     164,764.12   164,764.12       0.00      0.00      218,192.86
    70     10/10/2010    46,599,932.44       58,819.07     164,575.43   164,575.43       0.00      0.00      223,394.50
    71     11/10/2010    46,541,113.37       54,631.62     164,367.70   164,367.70       0.00      0.00      218,999.32
    72     12/10/2010    46,486,481.75       59,767.61     164,174.76   164,174.76       0.00      0.00      223,942.37
    73     01/10/2011    46,426,714.14       54,921.17     163,963.68   163,963.68       0.00      0.00      218,884.85
    74     02/10/2011    46,371,792.97       55,361.54     163,769.72   163,769.72       0.00      0.00      219,131.26
    75     03/10/2011    46,316,431.43       68,707.99     163,574.20   163,574.20       0.00      0.00      232,282.18
    76     04/10/2011    46,247,723.44       55,729.20     163,331.54   163,331.54       0.00      0.00      219,060.75
    77     05/10/2011    46,191,994.24       61,199.23     163,134.73   163,134.73       0.00      0.00      224,333.96
    78     06/10/2011    46,130,795.01       56,245.76     162,918.59   162,918.59       0.00      0.00      219,164.35
    79     07/10/2011    46,074,549.25    5,968,739.36     162,719.95   162,719.95       0.00      0.00    6,131,459.30
    80     08/10/2011    40,105,809.89   15,130,553.34     141,640.35   141,640.35       0.00      0.00   15,272,193.69
    81     09/10/2011    24,975,256.55   24,975,256.55      88,204.28    88,204.28       0.00      0.00   25,063,460.83
-----------------------------------------------------------------------------------------------------------------------


----------------------------------------
  Period    End Balance     Coupon Paid
----------------------------------------
     1     195,270,000.00        4.2380%
     2     195,270,000.00        4.2380%
     3     195,270,000.00        4.2380%
     4     195,270,000.00        4.2380%
     5     195,270,000.00        4.2380%
     6     195,270,000.00        4.2380%
     7     195,270,000.00        4.2380%
     8     195,270,000.00        4.2380%
     9     195,270,000.00        4.2380%
    10     195,270,000.00        4.2380%
    11     195,270,000.00        4.2380%
    12     195,270,000.00        4.2380%
    13     195,270,000.00        4.2380%
    14     195,270,000.00        4.2380%
    15     195,270,000.00        4.2380%
    16     195,270,000.00        4.2380%
    17     195,270,000.00        4.2380%
    18     195,270,000.00        4.2380%
    19     195,270,000.00        4.2380%
    20     195,270,000.00        4.2380%
    21     195,270,000.00        4.2380%
    22     195,270,000.00        4.2380%
    23     195,270,000.00        4.2380%
    24     195,270,000.00        4.2380%
    25     195,270,000.00        4.2380%
    26     195,270,000.00        4.2380%
    27     195,270,000.00        4.2380%
    28     195,270,000.00        4.2380%
    29     195,270,000.00        4.2380%
    30     195,270,000.00        4.2380%
    31     195,270,000.00        4.2380%
    32     195,270,000.00        4.2380%
    33     195,270,000.00        4.2380%
    34     195,270,000.00        4.2380%
    35     195,270,000.00        4.2380%
    36     195,270,000.00        4.2380%
    37     195,270,000.00        4.2380%
    38     195,270,000.00        4.2380%
    39     195,270,000.00        4.2380%
    40     195,270,000.00        4.2380%
    41     195,270,000.00        4.2380%
    42     195,270,000.00        4.2380%
    43     195,270,000.00        4.2380%
    44     195,270,000.00        4.2380%
    45     195,270,000.00        4.2380%
    46     195,270,000.00        4.2380%
    47     195,270,000.00        4.2380%
    48     195,270,000.00        4.2380%
    49     195,270,000.00        4.2380%
    50     195,270,000.00        4.2380%
    51     195,270,000.00        4.2380%
    52     195,270,000.00        4.2380%
    53     195,270,000.00        4.2380%
    54     195,270,000.00        4.2380%
    55     175,946,019.69        4.2380%
    56     127,835,802.13        4.2380%
    57     126,958,306.66        4.2380%
    58     117,090,281.77        4.2380%
    59     100,478,580.69        4.2380%
    60      62,084,091.56        4.2380%
    61      47,047,571.47        4.2380%
    62      46,995,941.84        4.2380%
    63      46,929,327.86        4.2380%
    64      46,876,299.07        4.2380%
    65      46,818,260.88        4.2380%
    66      46,765,240.15        4.2380%
    67      46,707,458.53        4.2380%
    68      46,653,361.18        4.2380%
    69      46,599,932.44        4.2380%
    70      46,541,113.37        4.2380%
    71      46,486,481.75        4.2380%
    72      46,426,714.14        4.2380%
    73      46,371,792.97        4.2380%
    74      46,316,431.43        4.2380%
    75      46,247,723.44        4.2380%
    76      46,191,994.24        4.2380%
    77      46,130,795.01        4.2380%
    78      46,074,549.25        4.2380%
    79      40,105,809.89        4.2380%
    80      24,975,256.55        4.2380%
    81               0.00        4.2380%
----------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
A3
BCF with 24 month extension for 25% balance

12/06/04 10:46:05, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd

-----------------------------------------------------------------------------------------------------------------------
            Payment                        Principal                     Interest    Interest                 Total
  Period      Date       Beg Balance        Payment      Interest Due    Payment      Short     Expense      Payment
-----------------------------------------------------------------------------------------------------------------------
     1     01/10/2005   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
     2     02/10/2005   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
     3     03/10/2005   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
     4     04/10/2005   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
     5     05/10/2005   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
     6     06/10/2005   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
     7     07/10/2005   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
     8     08/10/2005   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
     9     09/10/2005   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    10     10/10/2005   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    11     11/10/2005   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    12     12/10/2005   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    13     01/10/2006   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    14     02/10/2006   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    15     03/10/2006   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    16     04/10/2006   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    17     05/10/2006   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    18     06/10/2006   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    19     07/10/2006   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    20     08/10/2006   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    21     09/10/2006   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    22     10/10/2006   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    23     11/10/2006   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    24     12/10/2006   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    25     01/10/2007   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    26     02/10/2007   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    27     03/10/2007   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    28     04/10/2007   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    29     05/10/2007   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    30     06/10/2007   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    31     07/10/2007   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    32     08/10/2007   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    33     09/10/2007   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    34     10/10/2007   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    35     11/10/2007   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    36     12/10/2007   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    37     01/10/2008   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    38     02/10/2008   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    39     03/10/2008   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    40     04/10/2008   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    41     05/10/2008   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    42     06/10/2008   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    43     07/10/2008   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    44     08/10/2008   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    45     09/10/2008   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    46     10/10/2008   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    47     11/10/2008   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    48     12/10/2008   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    49     01/10/2009   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    50     02/10/2009   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    51     03/10/2009   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    52     04/10/2009   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    53     05/10/2009   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    54     06/10/2009   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    55     07/10/2009   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    56     08/10/2009   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    57     09/10/2009   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    58     10/10/2009   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    59     11/10/2009   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    60     12/10/2009   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    61     01/10/2010   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    62     02/10/2010   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    63     03/10/2010   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    64     04/10/2010   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    65     05/10/2010   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    66     06/10/2010   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    67     07/10/2010   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    68     08/10/2010   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    69     09/10/2010   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    70     10/10/2010   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    71     11/10/2010   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    72     12/10/2010   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    73     01/10/2011   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    74     02/10/2011   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    75     03/10/2011   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    76     04/10/2011   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    77     05/10/2011   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    78     06/10/2011   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    79     07/10/2011   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    80     08/10/2011   256,609,000.00            0.00     986,447.76   986,447.76       0.00      0.00      986,447.76
    81     09/10/2011   256,609,000.00   33,983,894.42     986,447.76   986,447.76       0.00      0.00   34,970,342.18
    82     10/10/2011   222,625,105.58    7,678,774.35     855,808.01   855,808.01       0.00      0.00    8,534,582.36
    83     11/10/2011   214,946,331.23    5,676,521.74     826,289.52   826,289.52       0.00      0.00    6,502,811.26
    84     12/10/2011   209,269,809.49  114,398,004.36     804,468.03   804,468.03       0.00      0.00  115,202,472.38
    85     01/10/2012    94,871,805.13    5,328,744.28     364,703.03   364,703.03       0.00      0.00    5,693,447.31
    86     02/10/2012    89,543,060.85      608,160.39     344,218.45   344,218.45       0.00      0.00      952,378.84
    87     03/10/2012    88,934,900.46      774,490.27     341,880.58   341,880.58       0.00      0.00    1,116,370.85
    88     04/10/2012    88,160,410.20      616,766.33     338,903.31   338,903.31       0.00      0.00      955,669.64
    89     05/10/2012    87,543,643.87      701,644.09     336,532.36   336,532.36       0.00      0.00    1,038,176.45
    90     06/10/2012    86,841,999.78      625,061.17     333,835.12   333,835.12       0.00      0.00      958,896.29
    91     07/10/2012    86,216,938.61      709,710.28     331,432.28   331,432.28       0.00      0.00    1,041,142.56
    92     08/10/2012    85,507,228.33   23,720,637.90     328,704.04   328,704.04       0.00      0.00   24,049,341.93
    93     09/10/2012    61,786,590.43       58,091.60     237,517.95   237,517.95       0.00      0.00      295,609.55
    94     10/10/2012    61,728,498.83       64,010.68     237,294.64   237,294.64       0.00      0.00      301,305.32
    95     11/10/2012    61,664,488.16       59,106.77     237,048.57   237,048.57       0.00      0.00      296,155.34
    96     12/10/2012    61,605,381.38       64,805.67     236,821.35   236,821.35       0.00      0.00      301,627.03
    97     01/10/2013    61,540,575.71       60,199.06     236,572.23   236,572.23       0.00      0.00      296,771.29
    98     02/10/2013    61,480,376.65       60,092.69     236,340.81   236,340.81       0.00      0.00      296,433.50
    99     03/10/2013    61,420,283.96       76,372.01     236,109.81   236,109.81       0.00      0.00      312,481.82
   100     04/10/2013    61,343,911.95       60,023.43     235,816.22   235,816.22       0.00      0.00      295,839.65
   101     05/10/2013    61,283,888.53       67,144.88     235,585.48   235,585.48       0.00      0.00      302,730.36
   102     06/10/2013    61,216,743.65       61,314.00     235,327.37   235,327.37       0.00      0.00      296,641.36
   103     07/10/2013    61,155,429.65       66,206.57     235,091.66   235,091.66       0.00      0.00      301,298.24
   104     08/10/2013    61,089,223.07       61,683.16     234,837.16   234,837.16       0.00      0.00      296,520.31
   105     09/10/2013    61,027,539.91   18,659,508.16     234,600.03   234,600.03       0.00      0.00   18,894,108.19
   106     10/10/2013    42,368,031.76    1,340,837.36     162,869.78   162,869.78       0.00      0.00    1,503,707.13
   107     11/10/2013    41,027,194.40       26,521.65     157,715.37   157,715.37       0.00      0.00      184,237.03
   108     12/10/2013    41,000,672.75   33,541,926.13     157,613.42   157,613.42       0.00      0.00   33,699,539.55
   109     01/10/2014     7,458,746.62       15,041.16      28,672.67    28,672.67       0.00      0.00       43,713.82
   110     02/10/2014     7,443,705.46       14,959.87      28,614.84    28,614.84       0.00      0.00       43,574.72
   111     03/10/2014     7,428,745.59       18,142.65      28,557.34    28,557.34       0.00      0.00       46,699.99
   112     04/10/2014     7,410,602.94       15,867.53      28,487.59    28,487.59       0.00      0.00       44,355.12
   113     05/10/2014     7,394,735.41    7,394,735.41      28,426.60    28,426.60       0.00      0.00    7,423,162.00
-----------------------------------------------------------------------------------------------------------------------


----------------------------------------

  Period    End Balance     Coupon Paid
----------------------------------------
     1     256,609,000.00        4.6130%
     2     256,609,000.00        4.6130%
     3     256,609,000.00        4.6130%
     4     256,609,000.00        4.6130%
     5     256,609,000.00        4.6130%
     6     256,609,000.00        4.6130%
     7     256,609,000.00        4.6130%
     8     256,609,000.00        4.6130%
     9     256,609,000.00        4.6130%
    10     256,609,000.00        4.6130%
    11     256,609,000.00        4.6130%
    12     256,609,000.00        4.6130%
    13     256,609,000.00        4.6130%
    14     256,609,000.00        4.6130%
    15     256,609,000.00        4.6130%
    16     256,609,000.00        4.6130%
    17     256,609,000.00        4.6130%
    18     256,609,000.00        4.6130%
    19     256,609,000.00        4.6130%
    20     256,609,000.00        4.6130%
    21     256,609,000.00        4.6130%
    22     256,609,000.00        4.6130%
    23     256,609,000.00        4.6130%
    24     256,609,000.00        4.6130%
    25     256,609,000.00        4.6130%
    26     256,609,000.00        4.6130%
    27     256,609,000.00        4.6130%
    28     256,609,000.00        4.6130%
    29     256,609,000.00        4.6130%
    30     256,609,000.00        4.6130%
    31     256,609,000.00        4.6130%
    32     256,609,000.00        4.6130%
    33     256,609,000.00        4.6130%
    34     256,609,000.00        4.6130%
    35     256,609,000.00        4.6130%
    36     256,609,000.00        4.6130%
    37     256,609,000.00        4.6130%
    38     256,609,000.00        4.6130%
    39     256,609,000.00        4.6130%
    40     256,609,000.00        4.6130%
    41     256,609,000.00        4.6130%
    42     256,609,000.00        4.6130%
    43     256,609,000.00        4.6130%
    44     256,609,000.00        4.6130%
    45     256,609,000.00        4.6130%
    46     256,609,000.00        4.6130%
    47     256,609,000.00        4.6130%
    48     256,609,000.00        4.6130%
    49     256,609,000.00        4.6130%
    50     256,609,000.00        4.6130%
    51     256,609,000.00        4.6130%
    52     256,609,000.00        4.6130%
    53     256,609,000.00        4.6130%
    54     256,609,000.00        4.6130%
    55     256,609,000.00        4.6130%
    56     256,609,000.00        4.6130%
    57     256,609,000.00        4.6130%
    58     256,609,000.00        4.6130%
    59     256,609,000.00        4.6130%
    60     256,609,000.00        4.6130%
    61     256,609,000.00        4.6130%
    62     256,609,000.00        4.6130%
    63     256,609,000.00        4.6130%
    64     256,609,000.00        4.6130%
    65     256,609,000.00        4.6130%
    66     256,609,000.00        4.6130%
    67     256,609,000.00        4.6130%
    68     256,609,000.00        4.6130%
    69     256,609,000.00        4.6130%
    70     256,609,000.00        4.6130%
    71     256,609,000.00        4.6130%
    72     256,609,000.00        4.6130%
    73     256,609,000.00        4.6130%
    74     256,609,000.00        4.6130%
    75     256,609,000.00        4.6130%
    76     256,609,000.00        4.6130%
    77     256,609,000.00        4.6130%
    78     256,609,000.00        4.6130%
    79     256,609,000.00        4.6130%
    80     256,609,000.00        4.6130%
    81     222,625,105.58        4.6130%
    82     214,946,331.23        4.6130%
    83     209,269,809.49        4.6130%
    84      94,871,805.13        4.6130%
    85      89,543,060.85        4.6130%
    86      88,934,900.46        4.6130%
    87      88,160,410.20        4.6130%
    88      87,543,643.87        4.6130%
    89      86,841,999.78        4.6130%
    90      86,216,938.61        4.6130%
    91      85,507,228.33        4.6130%
    92      61,786,590.43        4.6130%
    93      61,728,498.83        4.6130%
    94      61,664,488.16        4.6130%
    95      61,605,381.38        4.6130%
    96      61,540,575.71        4.6130%
    97      61,480,376.65        4.6130%
    98      61,420,283.96        4.6130%
    99      61,343,911.95        4.6130%
   100      61,283,888.53        4.6130%
   101      61,216,743.65        4.6130%
   102      61,155,429.65        4.6130%
   103      61,089,223.07        4.6130%
   104      61,027,539.91        4.6130%
   105      42,368,031.76        4.6130%
   106      41,027,194.40        4.6130%
   107      41,000,672.75        4.6130%
   108       7,458,746.62        4.6130%
   109       7,443,705.46        4.6130%
   110       7,428,745.59        4.6130%
   111       7,410,602.94        4.6130%
   112       7,394,735.41        4.6130%
   113               0.00        4.6130%
----------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                         Banc of America Securities
AAB
BCF with 24 month extension for 25% balance

12/06/04 10:46:05, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd

-----------------------------------------------------------------------------------------------------------------------
            Payment                        Principal                     Interest    Interest                 Total
  Period      Date       Beg Balance        Payment      Interest Due    Payment      Short     Expense      Payment
-----------------------------------------------------------------------------------------------------------------------
     1     01/10/2005    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
     2     02/10/2005    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
     3     03/10/2005    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
     4     04/10/2005    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
     5     05/10/2005    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
     6     06/10/2005    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
     7     07/10/2005    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
     8     08/10/2005    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
     9     09/10/2005    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    10     10/10/2005    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    11     11/10/2005    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    12     12/10/2005    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    13     01/10/2006    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    14     02/10/2006    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    15     03/10/2006    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    16     04/10/2006    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    17     05/10/2006    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    18     06/10/2006    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    19     07/10/2006    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    20     08/10/2006    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    21     09/10/2006    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    22     10/10/2006    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    23     11/10/2006    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    24     12/10/2006    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    25     01/10/2007    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    26     02/10/2007    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    27     03/10/2007    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    28     04/10/2007    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    29     05/10/2007    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    30     06/10/2007    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    31     07/10/2007    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    32     08/10/2007    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    33     09/10/2007    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    34     10/10/2007    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    35     11/10/2007    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    36     12/10/2007    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    37     01/10/2008    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    38     02/10/2008    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    39     03/10/2008    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    40     04/10/2008    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    41     05/10/2008    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    42     06/10/2008    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    43     07/10/2008    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    44     08/10/2008    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    45     09/10/2008    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    46     10/10/2008    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    47     11/10/2008    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    48     12/10/2008    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    49     01/10/2009    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    50     02/10/2009    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    51     03/10/2009    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    52     04/10/2009    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    53     05/10/2009    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    54     06/10/2009    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    55     07/10/2009    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    56     08/10/2009    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    57     09/10/2009    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    58     10/10/2009    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    59     11/10/2009    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    60     12/10/2009    36,655,000.00            0.00     143,748.69   143,748.69       0.00      0.00      143,748.69
    61     01/10/2010    36,655,000.00       18,465.73     143,748.69   143,748.69       0.00      0.00      162,214.42
    62     02/10/2010    36,636,534.27      832,534.27     143,676.28   143,676.28       0.00      0.00      976,210.55
    63     03/10/2010    35,804,000.00    1,125,000.00     140,411.35   140,411.35       0.00      0.00    1,265,411.35
    64     04/10/2010    34,679,000.00      841,000.00     135,999.48   135,999.48       0.00      0.00      976,999.48
    65     05/10/2010    33,838,000.00      941,000.00     132,701.36   132,701.36       0.00      0.00    1,073,701.36
    66     06/10/2010    32,897,000.00      850,000.00     129,011.07   129,011.07       0.00      0.00      979,011.07
    67     07/10/2010    32,047,000.00      950,000.00     125,677.65   125,677.65       0.00      0.00    1,075,677.65
    68     08/10/2010    31,097,000.00      858,000.00     121,952.07   121,952.07       0.00      0.00      979,952.07
    69     09/10/2010    30,239,000.00      863,000.00     118,587.28   118,587.28       0.00      0.00      981,587.28
    70     10/10/2010    29,376,000.00      962,000.00     115,202.88   115,202.88       0.00      0.00    1,077,202.88
    71     11/10/2010    28,414,000.00      871,000.00     111,430.24   111,430.24       0.00      0.00      982,430.24
    72     12/10/2010    27,543,000.00      970,000.00     108,014.46   108,014.46       0.00      0.00    1,078,014.47
    73     01/10/2011    26,573,000.00      880,000.00     104,210.45   104,210.45       0.00      0.00      984,210.45
    74     02/10/2011    25,693,000.00      884,000.00     100,759.38   100,759.38       0.00      0.00      984,759.38
    75     03/10/2011    24,809,000.00    1,173,000.00      97,292.63    97,292.63       0.00      0.00    1,270,292.63
    76     04/10/2011    23,636,000.00      894,000.00      92,692.51    92,692.51       0.00      0.00      986,692.51
    77     05/10/2011    22,742,000.00      992,000.00      89,186.54    89,186.54       0.00      0.00    1,081,186.54
    78     06/10/2011    21,750,000.00      903,000.00      85,296.25    85,296.25       0.00      0.00      988,296.25
    79     07/10/2011    20,847,000.00    1,002,000.00      81,754.98    81,754.98       0.00      0.00    1,083,754.98
    80     08/10/2011    19,845,000.00      912,000.00      77,825.47    77,825.47       0.00      0.00      989,825.48
    81     09/10/2011    18,933,000.00      199,467.19      74,248.91    74,248.91       0.00      0.00      273,716.11
    82     10/10/2011    18,733,532.81      200,532.81      73,466.67    73,466.67       0.00      0.00      273,999.48
    83     11/10/2011    18,533,000.00      200,000.00      72,680.25    72,680.25       0.00      0.00      272,680.25
    84     12/10/2011    18,333,000.00      199,465.16      71,895.91    71,895.91       0.00      0.00      271,361.08
    85     01/10/2012    18,133,534.84      200,534.84      71,113.68    71,113.68       0.00      0.00      271,648.52
    86     02/10/2012    17,933,000.00      200,000.00      70,327.25    70,327.25       0.00      0.00      270,327.25
    87     03/10/2012    17,733,000.00      200,000.00      69,542.91    69,542.91       0.00      0.00      269,542.91
    88     04/10/2012    17,533,000.00      200,000.00      68,758.58    68,758.58       0.00      0.00      268,758.58
    89     05/10/2012    17,333,000.00      200,000.00      67,974.25    67,974.25       0.00      0.00      267,974.25
    90     06/10/2012    17,133,000.00      200,000.00      67,189.91    67,189.91       0.00      0.00      267,189.91
    91     07/10/2012    16,933,000.00      200,000.00      66,405.58    66,405.58       0.00      0.00      266,405.58
    92     08/10/2012    16,733,000.00      200,001.13      65,621.25    65,621.25       0.00      0.00      265,622.38
    93     09/10/2012    16,532,998.87      738,998.87      64,836.91    64,836.91       0.00      0.00      803,835.78
    94     10/10/2012    15,794,000.00      813,000.00      61,938.80    61,938.80       0.00      0.00      874,938.80
    95     11/10/2012    14,981,000.00      746,000.00      58,750.49    58,750.49       0.00      0.00      804,750.49
    96     12/10/2012    14,235,000.00      820,000.00      55,824.92    55,824.92       0.00      0.00      875,824.93
    97     01/10/2013    13,415,000.00      753,000.00      52,609.16    52,609.16       0.00      0.00      805,609.16
    98     02/10/2013    12,662,000.00      757,000.00      49,656.14    49,656.14       0.00      0.00      806,656.14
    99     03/10/2013    11,905,000.00      971,000.00      46,687.44    46,687.44       0.00      0.00    1,017,687.44
   100     04/10/2013    10,934,000.00      766,000.00      42,879.50    42,879.50       0.00      0.00      808,879.50
   101     05/10/2013    10,168,000.00      838,000.00      39,875.51    39,875.51       0.00      0.00      877,875.51
   102     06/10/2013     9,330,000.00      773,000.00      36,589.15    36,589.15       0.00      0.00      809,589.15
   103     07/10/2013     8,557,000.00      847,000.00      33,557.70    33,557.70       0.00      0.00      880,557.70
   104     08/10/2013     7,710,000.00      781,000.00      30,236.05    30,236.05       0.00      0.00      811,236.05
   105     09/10/2013     6,929,000.00      784,000.00      27,173.23    27,173.23       0.00      0.00      811,173.23
   106     10/10/2013     6,145,000.00      858,000.00      24,098.64    24,098.64       0.00      0.00      882,098.64
   107     11/10/2013     5,287,000.00      792,000.00      20,733.85    20,733.85       0.00      0.00      812,733.85
   108     12/10/2013     4,495,000.00      865,000.00      17,627.89    17,627.89       0.00      0.00      882,627.89
   109     01/10/2014     3,630,000.00      800,000.00      14,235.65    14,235.65       0.00      0.00      814,235.65
   110     02/10/2014     2,830,000.00      804,000.00      11,098.32    11,098.32       0.00      0.00      815,098.32
   111     03/10/2014     2,026,000.00    1,015,000.00       7,945.30     7,945.30       0.00      0.00    1,022,945.30
   112     04/10/2014     1,011,000.00      812,000.00       3,964.80     3,964.80       0.00      0.00      815,964.81
   113     05/10/2014       199,000.00      199,000.00         780.41       780.41       0.00      0.00      199,780.41
-----------------------------------------------------------------------------------------------------------------------


----------------------------------------
  Period    End Balance     Coupon Paid
----------------------------------------
     1      36,655,000.00        4.7060%
     2      36,655,000.00        4.7060%
     3      36,655,000.00        4.7060%
     4      36,655,000.00        4.7060%
     5      36,655,000.00        4.7060%
     6      36,655,000.00        4.7060%
     7      36,655,000.00        4.7060%
     8      36,655,000.00        4.7060%
     9      36,655,000.00        4.7060%
    10      36,655,000.00        4.7060%
    11      36,655,000.00        4.7060%
    12      36,655,000.00        4.7060%
    13      36,655,000.00        4.7060%
    14      36,655,000.00        4.7060%
    15      36,655,000.00        4.7060%
    16      36,655,000.00        4.7060%
    17      36,655,000.00        4.7060%
    18      36,655,000.00        4.7060%
    19      36,655,000.00        4.7060%
    20      36,655,000.00        4.7060%
    21      36,655,000.00        4.7060%
    22      36,655,000.00        4.7060%
    23      36,655,000.00        4.7060%
    24      36,655,000.00        4.7060%
    25      36,655,000.00        4.7060%
    26      36,655,000.00        4.7060%
    27      36,655,000.00        4.7060%
    28      36,655,000.00        4.7060%
    29      36,655,000.00        4.7060%
    30      36,655,000.00        4.7060%
    31      36,655,000.00        4.7060%
    32      36,655,000.00        4.7060%
    33      36,655,000.00        4.7060%
    34      36,655,000.00        4.7060%
    35      36,655,000.00        4.7060%
    36      36,655,000.00        4.7060%
    37      36,655,000.00        4.7060%
    38      36,655,000.00        4.7060%
    39      36,655,000.00        4.7060%
    40      36,655,000.00        4.7060%
    41      36,655,000.00        4.7060%
    42      36,655,000.00        4.7060%
    43      36,655,000.00        4.7060%
    44      36,655,000.00        4.7060%
    45      36,655,000.00        4.7060%
    46      36,655,000.00        4.7060%
    47      36,655,000.00        4.7060%
    48      36,655,000.00        4.7060%
    49      36,655,000.00        4.7060%
    50      36,655,000.00        4.7060%
    51      36,655,000.00        4.7060%
    52      36,655,000.00        4.7060%
    53      36,655,000.00        4.7060%
    54      36,655,000.00        4.7060%
    55      36,655,000.00        4.7060%
    56      36,655,000.00        4.7060%
    57      36,655,000.00        4.7060%
    58      36,655,000.00        4.7060%
    59      36,655,000.00        4.7060%
    60      36,655,000.00        4.7060%
    61      36,636,534.27        4.7060%
    62      35,804,000.00        4.7060%
    63      34,679,000.00        4.7060%
    64      33,838,000.00        4.7060%
    65      32,897,000.00        4.7060%
    66      32,047,000.00        4.7060%
    67      31,097,000.00        4.7060%
    68      30,239,000.00        4.7060%
    69      29,376,000.00        4.7060%
    70      28,414,000.00        4.7060%
    71      27,543,000.00        4.7060%
    72      26,573,000.00        4.7060%
    73      25,693,000.00        4.7060%
    74      24,809,000.00        4.7060%
    75      23,636,000.00        4.7060%
    76      22,742,000.00        4.7060%
    77      21,750,000.00        4.7060%
    78      20,847,000.00        4.7060%
    79      19,845,000.00        4.7060%
    80      18,933,000.00        4.7060%
    81      18,733,532.81        4.7060%
    82      18,533,000.00        4.7060%
    83      18,333,000.00        4.7060%
    84      18,133,534.84        4.7060%
    85      17,933,000.00        4.7060%
    86      17,733,000.00        4.7060%
    87      17,533,000.00        4.7060%
    88      17,333,000.00        4.7060%
    89      17,133,000.00        4.7060%
    90      16,933,000.00        4.7060%
    91      16,733,000.00        4.7060%
    92      16,532,998.87        4.7060%
    93      15,794,000.00        4.7060%
    94      14,981,000.00        4.7060%
    95      14,235,000.00        4.7060%
    96      13,415,000.00        4.7060%
    97      12,662,000.00        4.7060%
    98      11,905,000.00        4.7060%
    99      10,934,000.00        4.7060%
   100      10,168,000.00        4.7060%
   101       9,330,000.00        4.7060%
   102       8,557,000.00        4.7060%
   103       7,710,000.00        4.7060%
   104       6,929,000.00        4.7060%
   105       6,145,000.00        4.7060%
   106       5,287,000.00        4.7060%
   107       4,495,000.00        4.7060%
   108       3,630,000.00        4.7060%
   109       2,830,000.00        4.7060%
   110       2,026,000.00        4.7060%
   111       1,011,000.00        4.7060%
   112         199,000.00        4.7060%
   113               0.00        4.7060%
----------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
A4
BCF with 24 month extension for 25% balance

12/06/04 10:46:05, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd

-------------------------------------------------------------------------------------------------------------------------
            Payment                        Principal                      Interest     Interest                 Total
  Period      Date       Beg Balance        Payment      Interest Due     Payment       Short     Expense      Payment
-------------------------------------------------------------------------------------------------------------------------
     1     01/10/2005   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     2     02/10/2005   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     3     03/10/2005   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     4     04/10/2005   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     5     05/10/2005   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     6     06/10/2005   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     7     07/10/2005   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     8     08/10/2005   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     9     09/10/2005   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    10     10/10/2005   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    11     11/10/2005   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    12     12/10/2005   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    13     01/10/2006   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    14     02/10/2006   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    15     03/10/2006   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    16     04/10/2006   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    17     05/10/2006   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    18     06/10/2006   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    19     07/10/2006   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    20     08/10/2006   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    21     09/10/2006   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    22     10/10/2006   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    23     11/10/2006   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    24     12/10/2006   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    25     01/10/2007   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    26     02/10/2007   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    27     03/10/2007   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    28     04/10/2007   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    29     05/10/2007   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    30     06/10/2007   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    31     07/10/2007   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    32     08/10/2007   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    33     09/10/2007   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    34     10/10/2007   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    35     11/10/2007   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    36     12/10/2007   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    37     01/10/2008   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    38     02/10/2008   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    39     03/10/2008   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    40     04/10/2008   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    41     05/10/2008   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    42     06/10/2008   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    43     07/10/2008   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    44     08/10/2008   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    45     09/10/2008   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    46     10/10/2008   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    47     11/10/2008   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    48     12/10/2008   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    49     01/10/2009   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    50     02/10/2009   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    51     03/10/2009   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    52     04/10/2009   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    53     05/10/2009   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    54     06/10/2009   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    55     07/10/2009   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    56     08/10/2009   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    57     09/10/2009   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    58     10/10/2009   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    59     11/10/2009   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    60     12/10/2009   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    61     01/10/2010   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    62     02/10/2010   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    63     03/10/2010   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    64     04/10/2010   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    65     05/10/2010   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    66     06/10/2010   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    67     07/10/2010   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    68     08/10/2010   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    69     09/10/2010   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    70     10/10/2010   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    71     11/10/2010   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    72     12/10/2010   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    73     01/10/2011   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    74     02/10/2011   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    75     03/10/2011   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    76     04/10/2011   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    77     05/10/2011   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    78     06/10/2011   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    79     07/10/2011   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    80     08/10/2011   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    81     09/10/2011   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    82     10/10/2011   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    83     11/10/2011   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    84     12/10/2011   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    85     01/10/2012   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    86     02/10/2012   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    87     03/10/2012   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    88     04/10/2012   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    89     05/10/2012   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    90     06/10/2012   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    91     07/10/2012   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    92     08/10/2012   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    93     09/10/2012   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    94     10/10/2012   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    95     11/10/2012   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    96     12/10/2012   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    97     01/10/2013   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    98     02/10/2013   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    99     03/10/2013   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   100     04/10/2013   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   101     05/10/2013   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   102     06/10/2013   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   103     07/10/2013   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   104     08/10/2013   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   105     09/10/2013   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   106     10/10/2013   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   107     11/10/2013   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   108     12/10/2013   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   109     01/10/2014   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   110     02/10/2014   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   111     03/10/2014   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   112     04/10/2014   250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   113     05/10/2014   250,433,000.00    7,008,916.82   1,025,523.14   1,025,523.14       0.00      0.00    8,034,439.96
   114     06/10/2014   243,424,083.18      814,338.88     996,821.62     996,821.62       0.00      0.00    1,811,160.50
   115     07/10/2014   242,609,744.30   58,746,544.54     993,486.90     993,486.90       0.00      0.00   59,740,031.44
   116     08/10/2014   183,863,199.76   19,004,415.96     752,919.80     752,919.80       0.00      0.00   19,757,335.76
   117     09/10/2014   164,858,783.80   21,438,271.35     675,096.72     675,096.72       0.00      0.00   22,113,368.07
   118     10/10/2014   143,420,512.45   55,798,187.25     587,307.00     587,307.00       0.00      0.00   56,385,494.25
   119     11/10/2014    87,622,325.20   68,252,145.83     358,813.42     358,813.42       0.00      0.00   68,610,959.26
   120     12/10/2014    19,370,179.36   19,370,179.36      79,320.88      79,320.88       0.00      0.00   19,449,500.25
-------------------------------------------------------------------------------------------------------------------------


----------------------------------------
  Period    End Balance     Coupon Paid
----------------------------------------
     1     250,433,000.00        4.9140%
     2     250,433,000.00        4.9140%
     3     250,433,000.00        4.9140%
     4     250,433,000.00        4.9140%
     5     250,433,000.00        4.9140%
     6     250,433,000.00        4.9140%
     7     250,433,000.00        4.9140%
     8     250,433,000.00        4.9140%
     9     250,433,000.00        4.9140%
    10     250,433,000.00        4.9140%
    11     250,433,000.00        4.9140%
    12     250,433,000.00        4.9140%
    13     250,433,000.00        4.9140%
    14     250,433,000.00        4.9140%
    15     250,433,000.00        4.9140%
    16     250,433,000.00        4.9140%
    17     250,433,000.00        4.9140%
    18     250,433,000.00        4.9140%
    19     250,433,000.00        4.9140%
    20     250,433,000.00        4.9140%
    21     250,433,000.00        4.9140%
    22     250,433,000.00        4.9140%
    23     250,433,000.00        4.9140%
    24     250,433,000.00        4.9140%
    25     250,433,000.00        4.9140%
    26     250,433,000.00        4.9140%
    27     250,433,000.00        4.9140%
    28     250,433,000.00        4.9140%
    29     250,433,000.00        4.9140%
    30     250,433,000.00        4.9140%
    31     250,433,000.00        4.9140%
    32     250,433,000.00        4.9140%
    33     250,433,000.00        4.9140%
    34     250,433,000.00        4.9140%
    35     250,433,000.00        4.9140%
    36     250,433,000.00        4.9140%
    37     250,433,000.00        4.9140%
    38     250,433,000.00        4.9140%
    39     250,433,000.00        4.9140%
    40     250,433,000.00        4.9140%
    41     250,433,000.00        4.9140%
    42     250,433,000.00        4.9140%
    43     250,433,000.00        4.9140%
    44     250,433,000.00        4.9140%
    45     250,433,000.00        4.9140%
    46     250,433,000.00        4.9140%
    47     250,433,000.00        4.9140%
    48     250,433,000.00        4.9140%
    49     250,433,000.00        4.9140%
    50     250,433,000.00        4.9140%
    51     250,433,000.00        4.9140%
    52     250,433,000.00        4.9140%
    53     250,433,000.00        4.9140%
    54     250,433,000.00        4.9140%
    55     250,433,000.00        4.9140%
    56     250,433,000.00        4.9140%
    57     250,433,000.00        4.9140%
    58     250,433,000.00        4.9140%
    59     250,433,000.00        4.9140%
    60     250,433,000.00        4.9140%
    61     250,433,000.00        4.9140%
    62     250,433,000.00        4.9140%
    63     250,433,000.00        4.9140%
    64     250,433,000.00        4.9140%
    65     250,433,000.00        4.9140%
    66     250,433,000.00        4.9140%
    67     250,433,000.00        4.9140%
    68     250,433,000.00        4.9140%
    69     250,433,000.00        4.9140%
    70     250,433,000.00        4.9140%
    71     250,433,000.00        4.9140%
    72     250,433,000.00        4.9140%
    73     250,433,000.00        4.9140%
    74     250,433,000.00        4.9140%
    75     250,433,000.00        4.9140%
    76     250,433,000.00        4.9140%
    77     250,433,000.00        4.9140%
    78     250,433,000.00        4.9140%
    79     250,433,000.00        4.9140%
    80     250,433,000.00        4.9140%
    81     250,433,000.00        4.9140%
    82     250,433,000.00        4.9140%
    83     250,433,000.00        4.9140%
    84     250,433,000.00        4.9140%
    85     250,433,000.00        4.9140%
    86     250,433,000.00        4.9140%
    87     250,433,000.00        4.9140%
    88     250,433,000.00        4.9140%
    89     250,433,000.00        4.9140%
    90     250,433,000.00        4.9140%
    91     250,433,000.00        4.9140%
    92     250,433,000.00        4.9140%
    93     250,433,000.00        4.9140%
    94     250,433,000.00        4.9140%
    95     250,433,000.00        4.9140%
    96     250,433,000.00        4.9140%
    97     250,433,000.00        4.9140%
    98     250,433,000.00        4.9140%
    99     250,433,000.00        4.9140%
   100     250,433,000.00        4.9140%
   101     250,433,000.00        4.9140%
   102     250,433,000.00        4.9140%
   103     250,433,000.00        4.9140%
   104     250,433,000.00        4.9140%
   105     250,433,000.00        4.9140%
   106     250,433,000.00        4.9140%
   107     250,433,000.00        4.9140%
   108     250,433,000.00        4.9140%
   109     250,433,000.00        4.9140%
   110     250,433,000.00        4.9140%
   111     250,433,000.00        4.9140%
   112     250,433,000.00        4.9140%
   113     243,424,083.18        4.9140%
   114     242,609,744.30        4.9140%
   115     183,863,199.76        4.9140%
   116     164,858,783.80        4.9140%
   117     143,420,512.45        4.9140%
   118      87,622,325.20        4.9140%
   119      19,370,179.36        4.9140%
   120               0.00        4.9140%
----------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                         Banc of America Securities
A2
BCF @ 3% CDR, Starting month 25, 6 month lag, 40% severity

12/06/04 10:52:55, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd

-------------------------------------------------------------------------------------------------------------------------
             Payment                         Principal                     Interest    Interest                 Total
  Period       Date        Beg Balance        Payment      Interest Due    Payment      Short     Expense      Payment
-------------------------------------------------------------------------------------------------------------------------
     1      01/10/2005    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     2      02/10/2005    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     3      03/10/2005    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     4      04/10/2005    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     5      05/10/2005    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     6      06/10/2005    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     7      07/10/2005    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     8      08/10/2005    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     9      09/10/2005    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    10      10/10/2005    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    11      11/10/2005    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    12      12/10/2005    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    13      01/10/2006    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    14      02/10/2006    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    15      03/10/2006    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    16      04/10/2006    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    17      05/10/2006    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    18      06/10/2006    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    19      07/10/2006    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    20      08/10/2006    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    21      09/10/2006    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    22      10/10/2006    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    23      11/10/2006    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    24      12/10/2006    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    25      01/10/2007    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    26      02/10/2007    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    27      03/10/2007    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    28      04/10/2007    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    29      05/10/2007    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    30      06/10/2007    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    31      07/10/2007    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    32      08/10/2007    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    33      09/10/2007    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    34      10/10/2007    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    35      11/10/2007    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    36      12/10/2007    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    37      01/10/2008    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    38      02/10/2008    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    39      03/10/2008    195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    40      04/10/2008    195,270,000.00    1,294,672.77     689,628.55   689,628.55       0.00      0.00    1,984,301.32
    41      05/10/2008    193,975,327.23    2,384,762.11     685,056.20   685,056.20       0.00      0.00    3,069,818.31
    42      06/10/2008    191,590,565.12    2,278,318.54     676,634.01   676,634.01       0.00      0.00    2,954,952.55
    43      07/10/2008    189,312,246.58    2,377,988.61     668,587.75   668,587.75       0.00      0.00    3,046,576.36
    44      08/10/2008    186,934,257.97    2,272,405.07     660,189.49   660,189.49       0.00      0.00    2,932,594.56
    45      09/10/2008    184,661,852.90    2,269,326.96     652,164.11   652,164.11       0.00      0.00    2,921,491.07
    46      10/10/2008    182,392,525.94    2,368,000.02     644,149.60   644,149.60       0.00      0.00    3,012,149.63
    47      11/10/2008    180,024,525.92    2,263,638.74     635,786.62   635,786.62       0.00      0.00    2,899,425.36
    48      12/10/2008    177,760,887.17    2,361,444.60     627,792.20   627,792.20       0.00      0.00    2,989,236.80
    49      01/10/2009    175,399,442.58    2,257,899.65     619,452.36   619,452.36       0.00      0.00    2,877,352.02
    50      02/10/2009    173,141,542.92    2,254,993.49     611,478.22   611,478.22       0.00      0.00    2,866,471.70
    51      03/10/2009    170,886,549.43    2,550,697.96     603,514.33   603,514.33       0.00      0.00    3,154,212.29
    52      04/10/2009    168,335,851.47    2,249,659.55     594,506.12   594,506.12       0.00      0.00    2,844,165.66
    53      05/10/2009    166,086,191.93    2,345,547.45     586,561.07   586,561.07       0.00      0.00    2,932,108.52
    54      06/10/2009    163,740,644.47    2,244,053.65     578,277.38   578,277.38       0.00      0.00    2,822,331.02
    55      07/10/2009    161,496,590.82   25,374,290.28     570,352.13   570,352.13       0.00      0.00   25,944,642.40
    56      08/10/2009    136,122,300.55   61,492,250.20     480,738.59   480,738.59       0.00      0.00   61,972,988.80
    57      09/10/2009     74,630,050.34    1,987,159.19     263,568.46   263,568.46       0.00      0.00    2,250,727.65
    58      10/10/2009     72,642,891.15   13,110,596.01     256,550.48   256,550.48       0.00      0.00   13,367,146.49
    59      11/10/2009     59,532,295.15   21,445,070.28     210,248.22   210,248.22       0.00      0.00   21,655,318.50
    60      12/10/2009     38,087,224.86   38,087,224.86     134,511.38   134,511.38       0.00      0.00   38,221,736.25
-------------------------------------------------------------------------------------------------------------------------


----------------------------------------
                                Coupon
  Period    End Balance          Paid
----------------------------------------
     1     195,270,000.00        4.2380%
     2     195,270,000.00        4.2380%
     3     195,270,000.00        4.2380%
     4     195,270,000.00        4.2380%
     5     195,270,000.00        4.2380%
     6     195,270,000.00        4.2380%
     7     195,270,000.00        4.2380%
     8     195,270,000.00        4.2380%
     9     195,270,000.00        4.2380%
    10     195,270,000.00        4.2380%
    11     195,270,000.00        4.2380%
    12     195,270,000.00        4.2380%
    13     195,270,000.00        4.2380%
    14     195,270,000.00        4.2380%
    15     195,270,000.00        4.2380%
    16     195,270,000.00        4.2380%
    17     195,270,000.00        4.2380%
    18     195,270,000.00        4.2380%
    19     195,270,000.00        4.2380%
    20     195,270,000.00        4.2380%
    21     195,270,000.00        4.2380%
    22     195,270,000.00        4.2380%
    23     195,270,000.00        4.2380%
    24     195,270,000.00        4.2380%
    25     195,270,000.00        4.2380%
    26     195,270,000.00        4.2380%
    27     195,270,000.00        4.2380%
    28     195,270,000.00        4.2380%
    29     195,270,000.00        4.2380%
    30     195,270,000.00        4.2380%
    31     195,270,000.00        4.2380%
    32     195,270,000.00        4.2380%
    33     195,270,000.00        4.2380%
    34     195,270,000.00        4.2380%
    35     195,270,000.00        4.2380%
    36     195,270,000.00        4.2380%
    37     195,270,000.00        4.2380%
    38     195,270,000.00        4.2380%
    39     195,270,000.00        4.2380%
    40     193,975,327.23        4.2380%
    41     191,590,565.12        4.2380%
    42     189,312,246.58        4.2380%
    43     186,934,257.97        4.2380%
    44     184,661,852.90        4.2380%
    45     182,392,525.94        4.2380%
    46     180,024,525.92        4.2380%
    47     177,760,887.17        4.2380%
    48     175,399,442.58        4.2380%
    49     173,141,542.92        4.2380%
    50     170,886,549.43        4.2380%
    51     168,335,851.47        4.2380%
    52     166,086,191.93        4.2380%
    53     163,740,644.47        4.2380%
    54     161,496,590.82        4.2380%
    55     136,122,300.55        4.2380%
    56      74,630,050.34        4.2380%
    57      72,642,891.15        4.2380%
    58      59,532,295.15        4.2380%
    59      38,087,224.86        4.2380%
    60               0.00        4.2380%
----------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
A3
BCF @ 3% CDR, Starting month 25, 6 month lag, 40% severity

12/06/04 10:52:55, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd

---------------------------------------------------------------------------------------------------------------------------
            Payment                          Principal                      Interest    Interest                 Total
  Period      Date         Beg Balance        Payment       Interest Due    Payment      Short     Expense      Payment
---------------------------------------------------------------------------------------------------------------------------
     1     01/10/2005     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
     2     02/10/2005     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
     3     03/10/2005     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
     4     04/10/2005     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
     5     05/10/2005     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
     6     06/10/2005     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
     7     07/10/2005     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
     8     08/10/2005     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
     9     09/10/2005     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    10     10/10/2005     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    11     11/10/2005     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    12     12/10/2005     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    13     01/10/2006     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    14     02/10/2006     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    15     03/10/2006     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    16     04/10/2006     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    17     05/10/2006     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    18     06/10/2006     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    19     07/10/2006     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    20     08/10/2006     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    21     09/10/2006     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    22     10/10/2006     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    23     11/10/2006     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    24     12/10/2006     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    25     01/10/2007     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    26     02/10/2007     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    27     03/10/2007     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    28     04/10/2007     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    29     05/10/2007     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    30     06/10/2007     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    31     07/10/2007     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    32     08/10/2007     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    33     09/10/2007     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    34     10/10/2007     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    35     11/10/2007     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    36     12/10/2007     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    37     01/10/2008     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    38     02/10/2008     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    39     03/10/2008     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    40     04/10/2008     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    41     05/10/2008     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    42     06/10/2008     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    43     07/10/2008     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    44     08/10/2008     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    45     09/10/2008     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    46     10/10/2008     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    47     11/10/2008     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    48     12/10/2008     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    49     01/10/2009     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    50     02/10/2009     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    51     03/10/2009     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    52     04/10/2009     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    53     05/10/2009     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    54     06/10/2009     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    55     07/10/2009     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    56     08/10/2009     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    57     09/10/2009     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    58     10/10/2009     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    59     11/10/2009     256,609,000.00             0.00     986,447.76   986,447.76       0.00      0.00       986,447.76
    60     12/10/2009     256,609,000.00    10,143,594.77     986,447.76   986,447.76       0.00      0.00    11,130,042.53
    61     01/10/2010     246,465,405.23    19,281,499.17     947,454.10   947,454.10       0.00      0.00    20,228,953.27
    62     02/10/2010     227,183,906.06       968,843.91     873,332.80   873,332.80       0.00      0.00     1,842,176.71
    63     03/10/2010     226,215,062.15       940,159.03     869,608.40   869,608.40       0.00      0.00     1,809,767.43
    64     04/10/2010     225,274,903.12       956,704.50     865,994.27   865,994.27       0.00      0.00     1,822,698.77
    65     05/10/2010     224,318,198.62       942,585.27     862,316.54   862,316.54       0.00      0.00     1,804,901.81
    66     06/10/2010     223,375,613.35       943,761.12     858,693.09   858,693.09       0.00      0.00     1,802,454.21
    67     07/10/2010     222,431,852.23       928,991.93     855,065.11   855,065.11       0.00      0.00     1,784,057.04
    68     08/10/2010     221,502,860.31       931,923.05     851,493.91   851,493.91       0.00      0.00     1,783,416.97
    69     09/10/2010     220,570,937.25       924,887.48     847,911.44   847,911.44       0.00      0.00     1,772,798.92
    70     10/10/2010     219,646,049.78       910,313.39     844,356.02   844,356.02       0.00      0.00     1,754,669.41
    71     11/10/2010     218,735,736.38       913,308.96     840,856.63   840,856.63       0.00      0.00     1,754,165.59
    72     12/10/2010     217,822,427.42       897,889.46     837,345.71   837,345.71       0.00      0.00     1,735,235.18
    73     01/10/2011     216,924,537.96       900,595.96     833,894.08   833,894.08       0.00      0.00     1,734,490.04
    74     02/10/2011     216,023,942.00       894,703.12     830,432.04   830,432.04       0.00      0.00     1,725,135.16
    75     03/10/2011     215,129,238.88       857,145.53     826,992.65   826,992.65       0.00      0.00     1,684,138.17
    76     04/10/2011     214,272,093.36       881,346.36     823,697.64   823,697.64       0.00      0.00     1,705,044.00
    77     05/10/2011     213,390,747.00       865,246.23     820,309.60   820,309.60       0.00      0.00     1,685,555.83
    78     06/10/2011     212,525,500.77       868,739.44     816,983.45   816,983.45       0.00      0.00     1,685,722.89
    79     07/10/2011     211,656,761.33       850,978.60     813,643.87   813,643.87       0.00      0.00     1,664,622.47
    80     08/10/2011     210,805,782.73       856,174.35     810,372.56   810,372.56       0.00      0.00     1,666,546.92
    81     09/10/2011     209,949,608.37    69,769,619.55     807,081.29   807,081.29       0.00      0.00    70,576,700.83
    82     10/10/2011     140,179,988.82     6,212,431.91     538,875.24   538,875.24       0.00      0.00     6,751,307.15
    83     11/10/2011     133,967,556.91     1,338,605.82     514,993.62   514,993.62       0.00      0.00     1,853,599.44
    84     12/10/2011     132,628,951.09   119,256,569.96     509,847.79   509,847.79       0.00      0.00   119,766,417.75
    85     01/10/2012      13,372,381.13     1,119,415.43      51,405.66    51,405.66       0.00      0.00     1,170,821.10
    86     02/10/2012      12,252,965.70     1,118,844.65      47,102.44    47,102.44       0.00      0.00     1,165,947.09
    87     03/10/2012      11,134,121.05     1,251,488.06      42,801.42    42,801.42       0.00      0.00     1,294,289.48
    88     04/10/2012       9,882,632.98     1,116,829.55      37,990.49    37,990.49       0.00      0.00     1,154,820.04
    89     05/10/2012       8,765,803.44     1,182,085.99      33,697.21    33,697.21       0.00      0.00     1,215,783.20
    90     06/10/2012       7,583,717.45     1,114,760.14      29,153.07    29,153.07       0.00      0.00     1,143,913.22
    91     07/10/2012       6,468,957.30     1,179,477.83      24,867.75    24,867.75       0.00      0.00     1,204,345.58
    92     08/10/2012       5,289,479.48     5,289,479.48      20,333.64    20,333.64       0.00      0.00     5,309,813.12
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------
                                Coupon
  Period    End Balance          Paid
----------------------------------------
     1     256,609,000.00        4.6130%
     2     256,609,000.00        4.6130%
     3     256,609,000.00        4.6130%
     4     256,609,000.00        4.6130%
     5     256,609,000.00        4.6130%
     6     256,609,000.00        4.6130%
     7     256,609,000.00        4.6130%
     8     256,609,000.00        4.6130%
     9     256,609,000.00        4.6130%
    10     256,609,000.00        4.6130%
    11     256,609,000.00        4.6130%
    12     256,609,000.00        4.6130%
    13     256,609,000.00        4.6130%
    14     256,609,000.00        4.6130%
    15     256,609,000.00        4.6130%
    16     256,609,000.00        4.6130%
    17     256,609,000.00        4.6130%
    18     256,609,000.00        4.6130%
    19     256,609,000.00        4.6130%
    20     256,609,000.00        4.6130%
    21     256,609,000.00        4.6130%
    22     256,609,000.00        4.6130%
    23     256,609,000.00        4.6130%
    24     256,609,000.00        4.6130%
    25     256,609,000.00        4.6130%
    26     256,609,000.00        4.6130%
    27     256,609,000.00        4.6130%
    28     256,609,000.00        4.6130%
    29     256,609,000.00        4.6130%
    30     256,609,000.00        4.6130%
    31     256,609,000.00        4.6130%
    32     256,609,000.00        4.6130%
    33     256,609,000.00        4.6130%
    34     256,609,000.00        4.6130%
    35     256,609,000.00        4.6130%
    36     256,609,000.00        4.6130%
    37     256,609,000.00        4.6130%
    38     256,609,000.00        4.6130%
    39     256,609,000.00        4.6130%
    40     256,609,000.00        4.6130%
    41     256,609,000.00        4.6130%
    42     256,609,000.00        4.6130%
    43     256,609,000.00        4.6130%
    44     256,609,000.00        4.6130%
    45     256,609,000.00        4.6130%
    46     256,609,000.00        4.6130%
    47     256,609,000.00        4.6130%
    48     256,609,000.00        4.6130%
    49     256,609,000.00        4.6130%
    50     256,609,000.00        4.6130%
    51     256,609,000.00        4.6130%
    52     256,609,000.00        4.6130%
    53     256,609,000.00        4.6130%
    54     256,609,000.00        4.6130%
    55     256,609,000.00        4.6130%
    56     256,609,000.00        4.6130%
    57     256,609,000.00        4.6130%
    58     256,609,000.00        4.6130%
    59     256,609,000.00        4.6130%
    60     246,465,405.23        4.6130%
    61     227,183,906.06        4.6130%
    62     226,215,062.15        4.6130%
    63     225,274,903.12        4.6130%
    64     224,318,198.62        4.6130%
    65     223,375,613.35        4.6130%
    66     222,431,852.23        4.6130%
    67     221,502,860.31        4.6130%
    68     220,570,937.25        4.6130%
    69     219,646,049.78        4.6130%
    70     218,735,736.38        4.6130%
    71     217,822,427.42        4.6130%
    72     216,924,537.96        4.6130%
    73     216,023,942.00        4.6130%
    74     215,129,238.88        4.6130%
    75     214,272,093.36        4.6130%
    76     213,390,747.00        4.6130%
    77     212,525,500.77        4.6130%
    78     211,656,761.33        4.6130%
    79     210,805,782.73        4.6130%
    80     209,949,608.37        4.6130%
    81     140,179,988.82        4.6130%
    82     133,967,556.91        4.6130%
    83     132,628,951.09        4.6130%
    84      13,372,381.13        4.6130%
    85      12,252,965.70        4.6130%
    86      11,134,121.05        4.6130%
    87       9,882,632.98        4.6130%
    88       8,765,803.44        4.6130%
    89       7,583,717.45        4.6130%
    90       6,468,957.30        4.6130%
    91       5,289,479.48        4.6130%
    92               0.00        4.6130%
----------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
AAB
BCF @ 3% CDR, Starting month 25, 6 month lag, 40% severity

12/06/04 10:52:55, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd

---------------------------------------------------------------------------------------------------------------------------
            Payment                          Principal                      Interest    Interest                 Total
  Period      Date         Beg Balance        Payment       Interest Due    Payment      Short     Expense      Payment
---------------------------------------------------------------------------------------------------------------------------
     1     01/10/2005      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
     2     02/10/2005      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
     3     03/10/2005      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
     4     04/10/2005      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
     5     05/10/2005      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
     6     06/10/2005      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
     7     07/10/2005      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
     8     08/10/2005      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
     9     09/10/2005      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    10     10/10/2005      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    11     11/10/2005      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    12     12/10/2005      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    13     01/10/2006      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    14     02/10/2006      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    15     03/10/2006      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    16     04/10/2006      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    17     05/10/2006      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    18     06/10/2006      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    19     07/10/2006      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    20     08/10/2006      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    21     09/10/2006      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    22     10/10/2006      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    23     11/10/2006      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    24     12/10/2006      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    25     01/10/2007      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    26     02/10/2007      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    27     03/10/2007      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    28     04/10/2007      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    29     05/10/2007      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    30     06/10/2007      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    31     07/10/2007      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    32     08/10/2007      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    33     09/10/2007      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    34     10/10/2007      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    35     11/10/2007      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    36     12/10/2007      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    37     01/10/2008      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    38     02/10/2008      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    39     03/10/2008      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    40     04/10/2008      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    41     05/10/2008      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    42     06/10/2008      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    43     07/10/2008      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    44     08/10/2008      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    45     09/10/2008      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    46     10/10/2008      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    47     11/10/2008      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    48     12/10/2008      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    49     01/10/2009      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    50     02/10/2009      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    51     03/10/2009      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    52     04/10/2009      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    53     05/10/2009      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    54     06/10/2009      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    55     07/10/2009      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    56     08/10/2009      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    57     09/10/2009      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    58     10/10/2009      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    59     11/10/2009      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    60     12/10/2009      36,655,000.00             0.00     143,748.69   143,748.69       0.00      0.00       143,748.69
    61     01/10/2010      36,655,000.00        18,465.73     143,748.69   143,748.69       0.00      0.00       162,214.42
    62     02/10/2010      36,636,534.27       832,534.27     143,676.28   143,676.28       0.00      0.00       976,210.55
    63     03/10/2010      35,804,000.00     1,125,000.00     140,411.35   140,411.35       0.00      0.00     1,265,411.35
    64     04/10/2010      34,679,000.00       841,000.00     135,999.48   135,999.48       0.00      0.00       976,999.48
    65     05/10/2010      33,838,000.00       941,000.00     132,701.36   132,701.36       0.00      0.00     1,073,701.36
    66     06/10/2010      32,897,000.00       850,000.00     129,011.07   129,011.07       0.00      0.00       979,011.07
    67     07/10/2010      32,047,000.00       950,000.00     125,677.65   125,677.65       0.00      0.00     1,075,677.65
    68     08/10/2010      31,097,000.00       858,000.00     121,952.07   121,952.07       0.00      0.00       979,952.07
    69     09/10/2010      30,239,000.00       863,000.00     118,587.28   118,587.28       0.00      0.00       981,587.28
    70     10/10/2010      29,376,000.00       962,000.00     115,202.88   115,202.88       0.00      0.00     1,077,202.88
    71     11/10/2010      28,414,000.00       871,000.00     111,430.24   111,430.24       0.00      0.00       982,430.24
    72     12/10/2010      27,543,000.00       970,000.00     108,014.46   108,014.46       0.00      0.00     1,078,014.47
    73     01/10/2011      26,573,000.00       880,000.00     104,210.45   104,210.45       0.00      0.00       984,210.45
    74     02/10/2011      25,693,000.00       884,000.00     100,759.38   100,759.38       0.00      0.00       984,759.38
    75     03/10/2011      24,809,000.00     1,173,000.00      97,292.63    97,292.63       0.00      0.00     1,270,292.63
    76     04/10/2011      23,636,000.00       894,000.00      92,692.51    92,692.51       0.00      0.00       986,692.51
    77     05/10/2011      22,742,000.00       992,000.00      89,186.54    89,186.54       0.00      0.00     1,081,186.54
    78     06/10/2011      21,750,000.00       903,000.00      85,296.25    85,296.25       0.00      0.00       988,296.25
    79     07/10/2011      20,847,000.00     1,002,000.00      81,754.98    81,754.98       0.00      0.00     1,083,754.98
    80     08/10/2011      19,845,000.00       912,000.00      77,825.47    77,825.47       0.00      0.00       989,825.48
    81     09/10/2011      18,933,000.00       199,467.19      74,248.91    74,248.91       0.00      0.00       273,716.11
    82     10/10/2011      18,733,532.81       200,532.81      73,466.67    73,466.67       0.00      0.00       273,999.48
    83     11/10/2011      18,533,000.00       200,000.00      72,680.25    72,680.25       0.00      0.00       272,680.25
    84     12/10/2011      18,333,000.00       199,465.16      71,895.91    71,895.91       0.00      0.00       271,361.08
    85     01/10/2012      18,133,534.84       200,534.84      71,113.68    71,113.68       0.00      0.00       271,648.52
    86     02/10/2012      17,933,000.00       200,000.00      70,327.25    70,327.25       0.00      0.00       270,327.25
    87     03/10/2012      17,733,000.00       200,000.00      69,542.91    69,542.91       0.00      0.00       269,542.91
    88     04/10/2012      17,533,000.00       200,000.00      68,758.58    68,758.58       0.00      0.00       268,758.58
    89     05/10/2012      17,333,000.00       200,000.00      67,974.25    67,974.25       0.00      0.00       267,974.25
    90     06/10/2012      17,133,000.00       200,000.00      67,189.91    67,189.91       0.00      0.00       267,189.91
    91     07/10/2012      16,933,000.00       200,000.00      66,405.58    66,405.58       0.00      0.00       266,405.58
    92     08/10/2012      16,733,000.00    16,733,000.00      65,621.25    65,621.25       0.00      0.00    16,798,621.25
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------
                            Coupon
  Period  End Balance        Paid
--------------------------------------
     1    36,655,000.00        4.7060%
     2    36,655,000.00        4.7060%
     3    36,655,000.00        4.7060%
     4    36,655,000.00        4.7060%
     5    36,655,000.00        4.7060%
     6    36,655,000.00        4.7060%
     7    36,655,000.00        4.7060%
     8    36,655,000.00        4.7060%
     9    36,655,000.00        4.7060%
    10    36,655,000.00        4.7060%
    11    36,655,000.00        4.7060%
    12    36,655,000.00        4.7060%
    13    36,655,000.00        4.7060%
    14    36,655,000.00        4.7060%
    15    36,655,000.00        4.7060%
    16    36,655,000.00        4.7060%
    17    36,655,000.00        4.7060%
    18    36,655,000.00        4.7060%
    19    36,655,000.00        4.7060%
    20    36,655,000.00        4.7060%
    21    36,655,000.00        4.7060%
    22    36,655,000.00        4.7060%
    23    36,655,000.00        4.7060%
    24    36,655,000.00        4.7060%
    25    36,655,000.00        4.7060%
    26    36,655,000.00        4.7060%
    27    36,655,000.00        4.7060%
    28    36,655,000.00        4.7060%
    29    36,655,000.00        4.7060%
    30    36,655,000.00        4.7060%
    31    36,655,000.00        4.7060%
    32    36,655,000.00        4.7060%
    33    36,655,000.00        4.7060%
    34    36,655,000.00        4.7060%
    35    36,655,000.00        4.7060%
    36    36,655,000.00        4.7060%
    37    36,655,000.00        4.7060%
    38    36,655,000.00        4.7060%
    39    36,655,000.00        4.7060%
    40    36,655,000.00        4.7060%
    41    36,655,000.00        4.7060%
    42    36,655,000.00        4.7060%
    43    36,655,000.00        4.7060%
    44    36,655,000.00        4.7060%
    45    36,655,000.00        4.7060%
    46    36,655,000.00        4.7060%
    47    36,655,000.00        4.7060%
    48    36,655,000.00        4.7060%
    49    36,655,000.00        4.7060%
    50    36,655,000.00        4.7060%
    51    36,655,000.00        4.7060%
    52    36,655,000.00        4.7060%
    53    36,655,000.00        4.7060%
    54    36,655,000.00        4.7060%
    55    36,655,000.00        4.7060%
    56    36,655,000.00        4.7060%
    57    36,655,000.00        4.7060%
    58    36,655,000.00        4.7060%
    59    36,655,000.00        4.7060%
    60    36,655,000.00        4.7060%
    61    36,636,534.27        4.7060%
    62    35,804,000.00        4.7060%
    63    34,679,000.00        4.7060%
    64    33,838,000.00        4.7060%
    65    32,897,000.00        4.7060%
    66    32,047,000.00        4.7060%
    67    31,097,000.00        4.7060%
    68    30,239,000.00        4.7060%
    69    29,376,000.00        4.7060%
    70    28,414,000.00        4.7060%
    71    27,543,000.00        4.7060%
    72    26,573,000.00        4.7060%
    73    25,693,000.00        4.7060%
    74    24,809,000.00        4.7060%
    75    23,636,000.00        4.7060%
    76    22,742,000.00        4.7060%
    77    21,750,000.00        4.7060%
    78    20,847,000.00        4.7060%
    79    19,845,000.00        4.7060%
    80    18,933,000.00        4.7060%
    81    18,733,532.81        4.7060%
    82    18,533,000.00        4.7060%
    83    18,333,000.00        4.7060%
    84    18,133,534.84        4.7060%
    85    17,933,000.00        4.7060%
    86    17,733,000.00        4.7060%
    87    17,533,000.00        4.7060%
    88    17,333,000.00        4.7060%
    89    17,133,000.00        4.7060%
    90    16,933,000.00        4.7060%
    91    16,733,000.00        4.7060%
    92             0.00        4.7060%
--------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
A4
BCF @ 3% CDR, Starting month 25, 6 month lag, 40% severity

12/06/04 10:52:55, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd

-----------------------------------------------------------------------------------------------------------------------------
            Payment                          Principal                       Interest     Interest                 Total
Period        Date         Beg Balance        Payment       Interest Due     Payment       Short     Expense      Payment
-----------------------------------------------------------------------------------------------------------------------------
     1     01/10/2005     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
     2     02/10/2005     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
     3     03/10/2005     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
     4     04/10/2005     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
     5     05/10/2005     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
     6     06/10/2005     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
     7     07/10/2005     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
     8     08/10/2005     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
     9     09/10/2005     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    10     10/10/2005     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    11     11/10/2005     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    12     12/10/2005     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    13     01/10/2006     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    14     02/10/2006     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    15     03/10/2006     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    16     04/10/2006     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    17     05/10/2006     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    18     06/10/2006     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    19     07/10/2006     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    20     08/10/2006     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    21     09/10/2006     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    22     10/10/2006     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    23     11/10/2006     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    24     12/10/2006     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    25     01/10/2007     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    26     02/10/2007     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    27     03/10/2007     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    28     04/10/2007     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    29     05/10/2007     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    30     06/10/2007     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    31     07/10/2007     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    32     08/10/2007     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    33     09/10/2007     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    34     10/10/2007     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    35     11/10/2007     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    36     12/10/2007     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    37     01/10/2008     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    38     02/10/2008     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    39     03/10/2008     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    40     04/10/2008     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    41     05/10/2008     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    42     06/10/2008     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    43     07/10/2008     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    44     08/10/2008     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    45     09/10/2008     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    46     10/10/2008     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    47     11/10/2008     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    48     12/10/2008     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    49     01/10/2009     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    50     02/10/2009     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    51     03/10/2009     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    52     04/10/2009     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    53     05/10/2009     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    54     06/10/2009     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    55     07/10/2009     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    56     08/10/2009     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    57     09/10/2009     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    58     10/10/2009     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    59     11/10/2009     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    60     12/10/2009     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    61     01/10/2010     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    62     02/10/2010     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    63     03/10/2010     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    64     04/10/2010     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    65     05/10/2010     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    66     06/10/2010     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    67     07/10/2010     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    68     08/10/2010     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    69     09/10/2010     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    70     10/10/2010     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    71     11/10/2010     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    72     12/10/2010     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    73     01/10/2011     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    74     02/10/2011     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    75     03/10/2011     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    76     04/10/2011     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    77     05/10/2011     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    78     06/10/2011     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    79     07/10/2011     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    80     08/10/2011     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    81     09/10/2011     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    82     10/10/2011     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    83     11/10/2011     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    84     12/10/2011     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    85     01/10/2012     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    86     02/10/2012     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    87     03/10/2012     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    88     04/10/2012     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    89     05/10/2012     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    90     06/10/2012     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    91     07/10/2012     250,433,000.00             0.00   1,025,523.14   1,025,523.14       0.00      0.00     1,025,523.14
    92     08/10/2012     250,433,000.00     5,590,744.09   1,025,523.14   1,025,523.14       0.00      0.00     6,616,267.23
    93     09/10/2012     244,842,255.91     1,226,025.68   1,002,629.04   1,002,629.04       0.00      0.00     2,228,654.72
    94     10/10/2012     243,616,230.23     1,285,316.43     997,608.46     997,608.46       0.00      0.00     2,282,924.90
    95     11/10/2012     242,330,913.80     1,224,140.47     992,345.09     992,345.09       0.00      0.00     2,216,485.56
    96     12/10/2012     241,106,773.33     1,282,875.12     987,332.24     987,332.24       0.00      0.00     2,270,207.35
    97     01/10/2013     239,823,898.21     1,222,221.96     982,078.86     982,078.86       0.00      0.00     2,204,300.82
    98     02/10/2013     238,601,676.26     1,221,236.82     977,073.86     977,073.86       0.00      0.00     2,198,310.69
    99     03/10/2013     237,380,439.43     1,397,134.62     972,072.90     972,072.90       0.00      0.00     2,369,207.51
   100     04/10/2013     235,983,304.82     1,219,566.38     966,351.63     966,351.63       0.00      0.00     2,185,918.01
   101     05/10/2013     234,763,738.44     1,277,059.29     961,357.51     961,357.51       0.00      0.00     2,238,416.80
   102     06/10/2013     233,486,679.15     1,217,719.70     956,127.95     956,127.95       0.00      0.00     2,173,847.65
   103     07/10/2013     232,268,959.44     1,274,724.03     951,141.39     951,141.39       0.00      0.00     2,225,865.41
   104     08/10/2013     230,994,235.42     1,215,901.36     945,921.39     945,921.39       0.00      0.00     2,161,822.75
   105     09/10/2013     229,778,334.06     1,214,908.19     940,942.28     940,942.28       0.00      0.00     2,155,850.47
   106     10/10/2013     228,563,425.86     1,271,304.70     935,967.23     935,967.23       0.00      0.00     2,207,271.92
   107     11/10/2013     227,292,121.17     1,213,249.89     930,761.24     930,761.24       0.00      0.00     2,144,011.12
   108     12/10/2013     226,078,871.28     1,269,044.27     925,792.98     925,792.98       0.00      0.00     2,194,837.24
   109     01/10/2014     224,809,827.02     1,211,502.21     920,596.24     920,596.24       0.00      0.00     2,132,098.45
   110     02/10/2014     223,598,324.81     1,210,604.24     915,635.14     915,635.14       0.00      0.00     2,126,239.38
   111     03/10/2014     222,387,720.57     1,377,552.67     910,677.72     910,677.72       0.00      0.00     2,288,230.39
   112     04/10/2014     221,010,167.90     1,209,093.55     905,036.64     905,036.64       0.00      0.00     2,114,130.18
   113     05/10/2014     219,801,074.35    16,061,426.41     900,085.40     900,085.40       0.00      0.00    16,961,511.81
   114     06/10/2014     203,739,647.94     1,161,526.92     834,313.86     834,313.86       0.00      0.00     1,995,840.78
   115     07/10/2014     202,578,121.02    63,389,502.86     829,557.41     829,557.41       0.00      0.00    64,219,060.27
   116     08/10/2014     139,188,618.16    12,696,767.13     569,977.39     569,977.39       0.00      0.00    13,266,744.52
   117     09/10/2014     126,491,851.03    23,101,270.77     517,984.13     517,984.13       0.00      0.00    23,619,254.90
   118     10/10/2014     103,390,580.26    59,631,820.28     423,384.43     423,384.43       0.00      0.00    60,055,204.70
   119     11/10/2014      43,758,759.98    43,758,759.98     179,192.12     179,192.12       0.00      0.00    43,937,952.10
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------
                            Coupon
Period    End Balance        Paid
--------------------------------------
     1   250,433,000.00        4.9140%
     2   250,433,000.00        4.9140%
     3   250,433,000.00        4.9140%
     4   250,433,000.00        4.9140%
     5   250,433,000.00        4.9140%
     6   250,433,000.00        4.9140%
     7   250,433,000.00        4.9140%
     8   250,433,000.00        4.9140%
     9   250,433,000.00        4.9140%
    10   250,433,000.00        4.9140%
    11   250,433,000.00        4.9140%
    12   250,433,000.00        4.9140%
    13   250,433,000.00        4.9140%
    14   250,433,000.00        4.9140%
    15   250,433,000.00        4.9140%
    16   250,433,000.00        4.9140%
    17   250,433,000.00        4.9140%
    18   250,433,000.00        4.9140%
    19   250,433,000.00        4.9140%
    20   250,433,000.00        4.9140%
    21   250,433,000.00        4.9140%
    22   250,433,000.00        4.9140%
    23   250,433,000.00        4.9140%
    24   250,433,000.00        4.9140%
    25   250,433,000.00        4.9140%
    26   250,433,000.00        4.9140%
    27   250,433,000.00        4.9140%
    28   250,433,000.00        4.9140%
    29   250,433,000.00        4.9140%
    30   250,433,000.00        4.9140%
    31   250,433,000.00        4.9140%
    32   250,433,000.00        4.9140%
    33   250,433,000.00        4.9140%
    34   250,433,000.00        4.9140%
    35   250,433,000.00        4.9140%
    36   250,433,000.00        4.9140%
    37   250,433,000.00        4.9140%
    38   250,433,000.00        4.9140%
    39   250,433,000.00        4.9140%
    40   250,433,000.00        4.9140%
    41   250,433,000.00        4.9140%
    42   250,433,000.00        4.9140%
    43   250,433,000.00        4.9140%
    44   250,433,000.00        4.9140%
    45   250,433,000.00        4.9140%
    46   250,433,000.00        4.9140%
    47   250,433,000.00        4.9140%
    48   250,433,000.00        4.9140%
    49   250,433,000.00        4.9140%
    50   250,433,000.00        4.9140%
    51   250,433,000.00        4.9140%
    52   250,433,000.00        4.9140%
    53   250,433,000.00        4.9140%
    54   250,433,000.00        4.9140%
    55   250,433,000.00        4.9140%
    56   250,433,000.00        4.9140%
    57   250,433,000.00        4.9140%
    58   250,433,000.00        4.9140%
    59   250,433,000.00        4.9140%
    60   250,433,000.00        4.9140%
    61   250,433,000.00        4.9140%
    62   250,433,000.00        4.9140%
    63   250,433,000.00        4.9140%
    64   250,433,000.00        4.9140%
    65   250,433,000.00        4.9140%
    66   250,433,000.00        4.9140%
    67   250,433,000.00        4.9140%
    68   250,433,000.00        4.9140%
    69   250,433,000.00        4.9140%
    70   250,433,000.00        4.9140%
    71   250,433,000.00        4.9140%
    72   250,433,000.00        4.9140%
    73   250,433,000.00        4.9140%
    74   250,433,000.00        4.9140%
    75   250,433,000.00        4.9140%
    76   250,433,000.00        4.9140%
    77   250,433,000.00        4.9140%
    78   250,433,000.00        4.9140%
    79   250,433,000.00        4.9140%
    80   250,433,000.00        4.9140%
    81   250,433,000.00        4.9140%
    82   250,433,000.00        4.9140%
    83   250,433,000.00        4.9140%
    84   250,433,000.00        4.9140%
    85   250,433,000.00        4.9140%
    86   250,433,000.00        4.9140%
    87   250,433,000.00        4.9140%
    88   250,433,000.00        4.9140%
    89   250,433,000.00        4.9140%
    90   250,433,000.00        4.9140%
    91   250,433,000.00        4.9140%
    92   244,842,255.91        4.9140%
    93   243,616,230.23        4.9140%
    94   242,330,913.80        4.9140%
    95   241,106,773.33        4.9140%
    96   239,823,898.21        4.9140%
    97   238,601,676.26        4.9140%
    98   237,380,439.43        4.9140%
    99   235,983,304.82        4.9140%
   100   234,763,738.44        4.9140%
   101   233,486,679.15        4.9140%
   102   232,268,959.44        4.9140%
   103   230,994,235.42        4.9140%
   104   229,778,334.06        4.9140%
   105   228,563,425.86        4.9140%
   106   227,292,121.17        4.9140%
   107   226,078,871.28        4.9140%
   108   224,809,827.02        4.9140%
   109   223,598,324.81        4.9140%
   110   222,387,720.57        4.9140%
   111   221,010,167.90        4.9140%
   112   219,801,074.35        4.9140%
   113   203,739,647.94        4.9140%
   114   202,578,121.02        4.9140%
   115   139,188,618.16        4.9140%
   116   126,491,851.03        4.9140%
   117   103,390,580.26        4.9140%
   118    43,758,759.98        4.9140%
   119             0.00        4.9140%
--------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-6
Bond Summary

Assumed Settlement Date: 12/22/04




                       Certificate             Approximate                                    Ratings            Rated Final
                      as of Delivery     Pass-Through Rate as of       Assumed Final           S&P/              Distribution
       Class             Date (1)             Delivery Date        Distribution Date (2)     Fitch(3)              Date (4)

Offered Certificates

        A-1                 42,190,000              %                  July 10, 2009           AAA AAA      November 10, 2042
        A-2                195,380,000              %                 January 10, 2010         AAA AAA      November 10, 2042
        A-3                220,922,000              %                December 10, 2011         AAA AAA      November 10, 2042
       A-AB                 72,342,000              %                   May 10, 2014           AAA AAA      November 10, 2042
        A-4                250,433,000            %(5)               November 10, 2014         AAA AAA      November 10, 2042
        A-J                 57,374,000            %(5)               December 10, 2014         AAA AAA      November 10, 2042
        XP                TBD(7)                  %(7)                      N/A                AAA AAA             N/A
         B                  19,532,000            %(6)               December 10, 2014          AA AA       November 10, 2042
         C                   9,766,000            %(6)               December 10, 2014         AA- AA-      November 10, 2042
         D                  18,311,000            %(6)               December 10, 2014           A A        November 10, 2042
                           886,250,000


(1) Subject to a variance of plus or minus 10%.

(2) As of the delivery date, the ``assumed final distribution date'' with respect to any class of offered certificates is the distribution date on which the final distribution would occur for such class of certificates based upon the assumptions, among others, that all payments are made when due and that no mortgage loan is prepaid, in whole or in part, prior to its stated maturity and otherwise based on the maturity assumptions described in this prospectus supplement, if any. The actual performance and experience of the mortgage loans will likely differ from such assumptions. See ``Yield and Maturity Considerations'' in this prospectus supplement.

(3) It is a condition to their issuance that the classes of offered certificates be assigned ratings by
Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Fitch, Inc. no lower than those set forth above. The ratings on the offered certificates do not represent any assessments of (i) the likelihood or frequency of voluntary or involuntary principal prepayments on the mortgage loans, (ii) the degree to which such prepayments might differ from those originally anticipated, (iii) whether and to what extent prepayment premiums will be collected on the mortgage loans in connection with such prepayments or the corresponding effect on yield to investors or (iv) whether and to what extent default interest will be received or net aggregate prepayment interest shortfalls will be realized.

(4) The ``rated final distribution date'' for each class of offered certificates has been set at the first distribution date that follows two years after the end of the amortization term for the mortgage loan that, as of the cut-off date, has the longest remaining amortization term, irrespective of its scheduled maturity. See ``Ratings'' in this prospectus supplement.

(5) The Class A-4 and Class A-J Certificates will accrue interest at a fixed rate subject to a cap at the weighted average net mortgage rate.

(6) The Class B, Class C and Class D Certificates will accrue interest at either
(i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, (iii) the weighted average net mortgage rate or (iv) the weighted average net mortgage rate less a specified percentage.

(7) The Class XP Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XP Certificates, as described in this prospectus supplement. The interest rate applicable to the Class XP Certificates for each distribution date will be as described in this prospectus supplement. See ``Description of the Certificates--Pass- Through Rates'' in this prospectus supplement.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


                                   A-AB
    Date       Period            Balance
                                 Schedule
  12/10/2004           0       36,655,000.00
   1/10/2005           1       36,655,000.00
   2/10/2005           2       36,655,000.00
   3/10/2005           3       36,655,000.00
   4/10/2005           4       36,655,000.00
   5/10/2005           5       36,655,000.00
   6/10/2005           6       36,655,000.00
   7/10/2005           7       36,655,000.00
   8/10/2005           8       36,655,000.00
   9/10/2005           9       36,655,000.00
  10/10/2005          10       36,655,000.00
  11/10/2005          11       36,655,000.00
  12/10/2005          12       36,655,000.00
   1/10/2006          13       36,655,000.00
   2/10/2006          14       36,655,000.00
   3/10/2006          15       36,655,000.00
   4/10/2006          16       36,655,000.00
   5/10/2006          17       36,655,000.00
   6/10/2006          18       36,655,000.00
   7/10/2006          19       36,655,000.00
   8/10/2006          20       36,655,000.00
   9/10/2006          21       36,655,000.00
  10/10/2006          22       36,655,000.00
  11/10/2006          23       36,655,000.00

  12/10/2006          24       36,655,000.00
   1/10/2007          25       36,655,000.00
   2/10/2007          26       36,655,000.00
   3/10/2007          27       36,655,000.00
   4/10/2007          28       36,655,000.00
   5/10/2007          29       36,655,000.00
   6/10/2007          30       36,655,000.00
   7/10/2007          31       36,655,000.00
   8/10/2007          32       36,655,000.00
   9/10/2007          33       36,655,000.00
  10/10/2007          34       36,655,000.00
  11/10/2007          35       36,655,000.00
  12/10/2007          36       36,655,000.00
   1/10/2008          37       36,655,000.00
   2/10/2008          38       36,655,000.00
   3/10/2008          39       36,655,000.00
   4/10/2008          40       36,655,000.00
   5/10/2008          41       36,655,000.00
   6/10/2008          42       36,655,000.00
   7/10/2008          43       36,655,000.00
   8/10/2008          44       36,655,000.00
   9/10/2008          45       36,655,000.00
  10/10/2008          46       36,655,000.00
  11/10/2008          47       36,655,000.00
  12/10/2008          48       36,655,000.00
   1/10/2009          49       36,655,000.00
   2/10/2009          50       36,655,000.00
   3/10/2009          51       36,655,000.00
   4/10/2009          52       36,655,000.00
   5/10/2009          53       36,655,000.00
   6/10/2009          54       36,655,000.00
   7/10/2009          55       36,655,000.00
   8/10/2009          56       36,655,000.00
   9/10/2009          57       36,655,000.00
  10/10/2009          58       36,655,000.00
  11/10/2009          59       36,655,000.00

  12/10/2009          60       36,655,000.00
   1/10/2010          61       36,636,532.92
   2/10/2010          62       35,804,000.00
   3/10/2010          63       34,679,000.00
   4/10/2010          64       33,838,000.00
   5/10/2010          65       32,897,000.00
   6/10/2010          66       32,047,000.00
   7/10/2010          67       31,097,000.00
   8/10/2010          68       30,239,000.00
   9/10/2010          69       29,376,000.00
  10/10/2010          70       28,414,000.00
  11/10/2010          71       27,543,000.00
  12/10/2010          72       26,573,000.00
   1/10/2011          73       25,693,000.00
   2/10/2011          74       24,809,000.00
   3/10/2011          75       23,636,000.00
   4/10/2011          76       22,742,000.00
   5/10/2011          77       21,750,000.00
   6/10/2011          78       20,847,000.00
   7/10/2011          79       19,845,000.00
   8/10/2011          80       18,933,000.00
   9/10/2011          81       18,733,532.81
  10/10/2011          82       18,533,000.00
  11/10/2011          83       18,333,000.00
  12/10/2011          84       18,133,534.84
   1/10/2012          85       17,933,000.00
   2/10/2012          86       17,733,000.00
   3/10/2012          87       17,533,000.00
   4/10/2012          88       17,333,000.00
   5/10/2012          89       17,133,000.00
   6/10/2012          90       16,933,000.00
   7/10/2012          91       16,733,000.00
   8/10/2012          92       16,532,998.87
   9/10/2012          93       15,794,000.00
  10/10/2012          94       14,981,000.00
  11/10/2012          95       14,235,000.00

  12/10/2012          96       13,415,000.00
   1/10/2013          97       12,662,000.00
   2/10/2013          98       11,905,000.00
   3/10/2013          99       10,934,000.00
   4/10/2013         100       10,168,000.00
   5/10/2013         101        9,330,000.00
   6/10/2013         102        8,557,000.00
   7/10/2013         103        7,710,000.00
   8/10/2013         104        6,929,000.00
   9/10/2013         105        6,145,000.00
  10/10/2013         106        5,287,000.00
  11/10/2013         107        4,495,000.00
  12/10/2013         108        3,630,000.00
   1/10/2014         109        2,830,000.00
   2/10/2014         110        2,026,000.00
   3/10/2014         111        1,011,000.00
   4/10/2014         112          199,000.00
   5/10/2014         113                0.00

CMBS NEW ISSUE: BACM 04-6 -PUBLICS- STRUCTURAL CHANGE


Please take a look at this.  Amit run the changes for us.
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-6 $976.6M NEW ISSUE CMBS

Lead-Mgrs/Bks:       Banc of America Securities LLC
Co-Managers:         Bear Stearns & Co. Inc./Goldman Sachs & Co. (Retention-
                     $15mm A3s and $15mm A4s)
Rating Agencies:     S&P and Fitch

Publics: *Class A3 split into two classes*
      Expected  Approx.
      Rating    Size                        Prin
Class (F/S&P)   (Face)         C/S %  WAL   Win
A-1   AAA/AAA   $42,300,000    20.000 2.50  1-55
A-2   AAA/AAA   $195,270,000   20.000 4.79  55-61
A-3   AAA/AAA   $191,609,000   20.000 6.86  81-84
A-4   AAA/AAA   $65,000,000    20.000 7.31  84-92
A-AB  AAA/AAA   $36,655,000    20.000 7.17  61-113
A-5   AAA/AAA   $250,433,000   20.000 9.68  113-119
A-J   AAA/AAA   $57,374,000    14.125 9.89  119-120
XP    AAA/AAA   $ TBD          N/A    N/A   N/A
B     AA/AA     $19,532,000    12.125 9.97  120-120
C     AA-/AA-   $9,766,000     11.125 9.97  120-120
D     A/A       $18,311,000    9.250  9.97  120-120

Collateral:          80 Loans / 82 Properties
-Loan Seller:        Bank of America, N.A.
-Property Types:     Ret 43.4%, Off 30.2%, Multi 15.2%,
                     SS 3.2%, MH 2.7%, Indus 2.4%, Hotel 1.9%, Land 0.9%

-Geographic:         CA: 27.0% (No. CA: 9.3%, So. CA: 17.7%), TX: 17.1%, VA:
                     8.9%, OH: 8.3%, NH: 7.3%, FL: 5.3%, No Others >5%

-DSCR/LTV:           1.43x / 71.4%

-Top 10 Loans:       44.0% of the pool, DSCR: 1.47x, LTV: 70.1%

-Top 3 Trust Assets                           DSCR     LTV      % UPB
                    Post Oak Central          1.71x    63.73%   10.0%
                    Steeplegate Mall          1.62x    64.70%   7.0%
                    Simon - Upper Valley Mall 1.25x    79.84%   4.9%


Expected Timing
Guidance                 - Friday,  12/10
Launch / Price           - Week of  12/13
Settlement               - Tuesday, 12/22

Roadshow
Wednesday 12/8           -  8:30am NY Breakfast and NY Meetings

Thursday  12/9           -  8:30am Boston Breakfast
Thursday  12/9           -  12pm Hartford Lunch
Thursday  12/9           -  8:00am (Central) Minneapolis Breakfast

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.
Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255.
Such securities may not be suitable for all investors.



         CPY    CDR    Loss Sev Timing
1)       100    0      NA           NA
2)       0      0      NA           NA
3)       0      2%     35%          0 CDR for 1-24 then 2% CDR with 12 month recovery lag
4)       0      3%     35%          0 CDR for 1-24 then 3% CDR with 12 month recovery lag
5)       100    2%     35%          0 CDR for 1-24 then 2% CDR with 12 month recovery lag
6)       100    3%     35%          0 CDR for 1-24 then 3% CDR with 12 month recovery lag

BACM 2004-6 XP Schedule
-----------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------------------------------------------------------
                         Cut-Off         Period 1-6        Period 7-12      Period 13-18      Period 19-24      Period 25-30
Class   Rating           Balance       PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional
------------------------------------------------------------------------------------------------------------------------------
A1      AAA/ Aaa       42,300,000.00     39,394,000.00     35,817,000.00     15,423,000.00                --                --
A2      AAA/ Aaa      195,270,000.00    195,270,000.00    195,270,000.00    195,270,000.00    187,796,000.00    164,900,000.00
A3      AAA/ Aaa      256,609,000.00    256,609,000.00    256,609,000.00    256,609,000.00    256,609,000.00    256,609,000.00
A-AB    AAA/ Aaa       36,655,000.00     36,655,000.00     36,655,000.00     36,655,000.00     36,655,000.00     36,655,000.00
A-4     AAA/ Aaa      250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00
AJ      AAA/ Aaa       57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00
B       AA / Aa2       19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00
C       AA- / Aa3       9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00
D       A / A2         18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00
E       A- / A3         9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00
F       BBB+ / Baa1    14,648,000.00     14,648,000.00     14,648,000.00     14,648,000.00     14,648,000.00     14,648,000.00
G       BBB / Baa2      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00
H       BBB- / Baa3    13,428,000.00     13,428,000.00     13,428,000.00     13,428,000.00     13,428,000.00     13,428,000.00
J       BB+ / Ba1       6,104,000.00      6,104,000.00      6,104,000.00      6,104,000.00      6,104,000.00      6,104,000.00
K       BB / Ba2        4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00
L       BB- / Ba3       4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00
------------------------------------------------------------------------------------------------------------------------------
Total                 949,728,000.00    946,822,000.00    943,245,000.00    922,851,000.00    899,954,000.00    877,058,000.00
------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
         Period 31-36      Period 37-42      Period 43-48      Period 49-54      Period 55-60      Period 61-66
Class   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional
-----------------------------------------------------------------------------------------------------------------
A1                   --                --                --                --                --                --
A2       142,927,000.00    121,153,000.00     97,968,000.00      7,300,000.00                --                --
A3       256,609,000.00    256,609,000.00    256,609,000.00    256,609,000.00    166,564,000.00    154,484,000.00
A-AB      36,655,000.00     36,655,000.00     36,655,000.00     36,655,000.00     36,655,000.00     32,897,000.00
A-4      250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00
AJ        57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00
B         19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00
C          9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00
D         18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00
E          9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00
F         14,648,000.00     14,648,000.00     14,648,000.00     14,648,000.00     13,260,000.00      6,876,000.00
G          9,766,000.00      9,766,000.00      9,766,000.00      6,051,000.00                --                --
H         13,428,000.00     12,336,000.00      4,166,000.00                --                --                --
J          6,104,000.00                --                --                --                --                --
K          1,272,000.00                --                --                --                --                --
L                    --                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------
Total    846,591,000.00    816,349,000.00    784,994,000.00    686,445,000.00    581,661,000.00    559,439,000.00
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------
         Period 67-72      Period 73-78      Period 79-84
Class   PAC IO Notional   PAC IO Notional   PAC IO Notional
-----------------------------------------------------------
A1                   --                --                --
A2                   --                --                --
A3       144,878,000.00    135,933,000.00                --
A-AB      27,543,000.00     21,750,000.00                --
A-4      250,433,000.00    250,433,000.00    243,080,000.00
AJ        57,374,000.00     57,374,000.00     57,374,000.00
B         19,532,000.00     19,532,000.00     19,532,000.00
C          9,766,000.00      9,766,000.00      9,766,000.00
D         18,311,000.00     18,311,000.00     17,727,000.00
E          9,766,000.00      4,801,000.00                --
F            844,000.00                --                --
G                    --                --                --
H                    --                --                --
J                    --                --                --
K                    --                --                --
L                    --                --                --
-----------------------------------------------------------
Total    538,447,000.00    517,900,000.00    347,479,000.00
-----------------------------------------------------------


Payment Date                   Period                    Rate                     Strip                      0.030%
12/10/2004                        0
 1/10/2005                        1                    5.21870%
 2/10/2005                        2                    5.21840%
 3/10/2005                        3                    5.21890%
 4/10/2005                        4                    5.39130%
 5/10/2005                        5                    5.21830%
 6/10/2005                        6                    5.39130%
 7/10/2005                        7                    5.21820%
 8/10/2005                        8                    5.39120%
 9/10/2005                        9                    5.39120%
10/10/2005                       10                    5.21810%
11/10/2005                       11                    5.39100%
12/10/2005                       12                    5.21800%
 1/10/2006                       13                    5.21790%
 2/10/2006                       14                    5.21790%
 3/10/2006                       15                    5.21820%
 4/10/2006                       16                    5.39080%
 5/10/2006                       17                    5.21770%
 6/10/2006                       18                    5.39070%
 7/10/2006                       19                    5.21760%
 8/10/2006                       20                    5.39060%
 9/10/2006                       21                    5.39050%
10/10/2006                       22                    5.21750%
11/10/2006                       23                    5.39040%
12/10/2006                       24                    5.21740%
 1/10/2007                       25                    5.21740%
 2/10/2007                       26                    5.21740%
 3/10/2007                       27                    5.21800%
 4/10/2007                       28                    5.39020%
 5/10/2007                       29                    5.21710%
 6/10/2007                       30                    5.39000%
 7/10/2007                       31                    5.21700%
 8/10/2007                       32                    5.38990%
 9/10/2007                       33                    5.38980%
10/10/2007                       34                    5.21670%
11/10/2007                       35                    5.38960%
12/10/2007                       36                    5.21660%
 1/10/2008                       37                    5.38950%
 2/10/2008                       38                    5.21640%
 3/10/2008                       39                    5.21720%
 4/10/2008                       40                    5.38920%
 5/10/2008                       41                    5.21620%
 6/10/2008                       42                    5.38900%
 7/10/2008                       43                    5.21600%
 8/10/2008                       44                    5.38890%
 9/10/2008                       45                    5.38880%
10/10/2008                       46                    5.21580%
11/10/2008                       47                    5.38860%
12/10/2008                       48                    5.21530%
 1/10/2009                       49                    5.21530%
 2/10/2009                       50                    5.21520%
 3/10/2009                       51                    5.21700%
 4/10/2009                       52                    5.38940%
 5/10/2009                       53                    5.21640%
 6/10/2009                       54                    5.38930%
 7/10/2009                       55                    5.21630%
 8/10/2009                       56                    5.38760%
 9/10/2009                       57                    5.43260%
10/10/2009                       58                    5.25840%
11/10/2009                       59                    5.43990%
12/10/2009                       60                    5.27760%
 1/10/2010                       61                    5.31260%
 2/10/2010                       62                    5.32310%
 3/10/2010                       63                    5.32360%
 4/10/2010                       64                    5.49880%
 5/10/2010                       65                    5.32280%
 6/10/2010                       66                    5.49860%
 7/10/2010                       67                    5.32260%
 8/10/2010                       68                    5.49840%
 9/10/2010                       69                    5.49830%
10/10/2010                       70                    5.32230%
11/10/2010                       71                    5.49810%
12/10/2010                       72                    5.32210%
 1/10/2011                       73                    5.32200%
 2/10/2011                       74                    5.32190%
 3/10/2011                       75                    5.32240%
 4/10/2011                       76                    5.49750%
 5/10/2011                       77                    5.32150%
 6/10/2011                       78                    5.49730%
 7/10/2011                       79                    5.32130%
 8/10/2011                       80                    5.49700%
 9/10/2011                       81                    5.49690%
10/10/2011                       82                    5.34670%
11/10/2011                       83                    5.52280%
12/10/2011                       84                    5.34630%

BACM 2004-6 XP Schedule
-----------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.



----------------------------------------------------------------------------------------------------------------------------------
                         Cut-Off         Period 1-6        Period 7-12      Period 13-18      Period 19-24      Period 25-30
Class   Rating           Balance       PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional
----------------------------------------------------------------------------------------------------------------------------------
A1      AAA/ Aaa       42,300,000.00     39,394,000.00     35,817,000.00     15,423,000.00                --                --
A2      AAA/ Aaa      195,270,000.00    195,270,000.00    195,270,000.00    195,270,000.00    187,796,000.00    164,900,000.00
A3      AAA/ Aaa      256,609,000.00    256,609,000.00    256,609,000.00    256,609,000.00    256,609,000.00    256,609,000.00
A-AB    AAA/ Aaa       36,655,000.00     36,655,000.00     36,655,000.00     36,655,000.00     36,655,000.00     36,655,000.00
A-4     AAA/ Aaa      250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00
AJ      AAA/ Aaa       57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00
B       AA / Aa2       19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00
C       AA- / Aa3       9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00
D       A / A2         18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00
E       A- / A3         9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00
F       BBB+ / Baa1    14,648,000.00     14,648,000.00     14,648,000.00     14,648,000.00     14,648,000.00     14,648,000.00
G       BBB / Baa2      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00
H       BBB- / Baa3    13,428,000.00     13,428,000.00     13,428,000.00     13,428,000.00     13,428,000.00     13,428,000.00
J       BB+ / Ba1       6,104,000.00      6,104,000.00      6,104,000.00      6,104,000.00      6,104,000.00      6,104,000.00
K       BB / Ba2        4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00
L       BB- / Ba3       4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00
----------------------------------------------------------------------------------------------------------------------------------
Total                 949,728,000.00    946,822,000.00    943,245,000.00    922,851,000.00    899,954,000.00    877,058,000.00
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
         Period 31-36      Period 37-42      Period 43-48      Period 49-54      Period 55-60      Period 61-66      Period 67-72
Class   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional
-----------------------------------------------------------------------------------------------------------------------------------
A1                   --                --                --                --                --                --                --
A2       142,927,000.00    121,153,000.00     97,968,000.00      7,300,000.00                --                --                --
A3       256,609,000.00    256,609,000.00    256,609,000.00    256,609,000.00    166,564,000.00    154,484,000.00    144,878,000.00
A-AB      36,655,000.00     36,655,000.00     36,655,000.00     36,655,000.00     36,655,000.00     32,897,000.00     27,543,000.00
A-4      250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00
AJ        57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00
B         19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00
C          9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00
D         18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00
E          9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00
F         14,648,000.00     14,648,000.00     14,648,000.00     14,648,000.00     13,260,000.00      6,876,000.00        844,000.00
G          9,766,000.00      9,766,000.00      9,766,000.00      6,051,000.00                --                --                --
H         13,428,000.00     12,336,000.00      4,166,000.00                --                --                --                --
J          6,104,000.00                --                --                --                --                --                --
K          1,272,000.00                --                --                --                --                --                --
L                    --                --                --                --                --                --                --

-----------------------------------------------------------------------------------------------------------------------------------
Total    846,591,000.00    816,349,000.00    784,994,000.00    686,445,000.00    581,661,000.00    559,439,000.00    538,447,000.00
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------
         Period 73-78      Period 79-84
Class   PAC IO Notional   PAC IO Notional
-----------------------------------------
A1                   --                --
A2                   --                --
A3       135,933,000.00                --
A-AB      21,750,000.00                --
A-4      250,433,000.00    243,080,000.00
AJ        57,374,000.00     57,374,000.00
B         19,532,000.00     19,532,000.00
C          9,766,000.00      9,766,000.00
D         18,311,000.00     17,727,000.00
E          4,801,000.00                --
F                    --                --
G                    --                --
H                    --                --
J                    --                --
K                    --                --
L                    --                --

-----------------------------------------
Total    517,900,000.00    347,479,000.00
-----------------------------------------



Payment Date           Period        Rate           Strip              0.030%
12/10/2004                0
1/10/2005                 1        5.21870%
2/10/2005                 2        5.21840%
3/10/2005                 3        5.21890%
4/10/2005                 4        5.39130%
5/10/2005                 5        5.21830%
6/10/2005                 6        5.39130%
7/10/2005                 7        5.21820%
8/10/2005                 8        5.39120%
9/10/2005                 9        5.39120%
10/10/2005               10        5.21810%
11/10/2005               11        5.39100%
12/10/2005               12        5.21800%
1/10/2006                13        5.21790%
2/10/2006                14        5.21790%
3/10/2006                15        5.21820%
4/10/2006                16        5.39080%
5/10/2006                17        5.21770%
6/10/2006                18        5.39070%
7/10/2006                19        5.21760%
8/10/2006                20        5.39060%
9/10/2006                21        5.39050%
10/10/2006               22        5.21750%
11/10/2006               23        5.39040%
12/10/2006               24        5.21740%
1/10/2007                25        5.21740%
2/10/2007                26        5.21740%
3/10/2007                27        5.21800%
4/10/2007                28        5.39020%
5/10/2007                29        5.21710%
6/10/2007                30        5.39000%
7/10/2007                31        5.21700%
8/10/2007                32        5.38990%
9/10/2007                33        5.38980%
10/10/2007               34        5.21670%
11/10/2007               35        5.38960%
12/10/2007               36        5.21660%
1/10/2008                37        5.38950%
2/10/2008                38        5.21640%
3/10/2008                39        5.21720%
4/10/2008                40        5.38920%
5/10/2008                41        5.21620%
6/10/2008                42        5.38900%
7/10/2008                43        5.21600%
8/10/2008                44        5.38890%
9/10/2008                45        5.38880%
10/10/2008               46        5.21580%
11/10/2008               47        5.38860%
12/10/2008               48        5.21530%
1/10/2009                49        5.21530%
2/10/2009                50        5.21520%
3/10/2009                51        5.21700%
4/10/2009                52        5.38940%
5/10/2009                53        5.21640%
6/10/2009                54        5.38930%
7/10/2009                55        5.21630%
8/10/2009                56        5.38760%
9/10/2009                57        5.43260%
10/10/2009               58        5.25840%
11/10/2009               59        5.43990%
12/10/2009               60        5.27760%
1/10/2010                61        5.31260%
2/10/2010                62        5.32310%
3/10/2010                63        5.32360%
4/10/2010                64        5.49880%
5/10/2010                65        5.32280%
6/10/2010                66        5.49860%
7/10/2010                67        5.32260%
8/10/2010                68        5.49840%
9/10/2010                69        5.49830%
10/10/2010               70        5.32230%
11/10/2010               71        5.49810%
12/10/2010               72        5.32210%
1/10/2011                73        5.32200%
2/10/2011                74        5.32190%
3/10/2011                75        5.32240%
4/10/2011                76        5.49750%
5/10/2011                77        5.32150%
6/10/2011                78        5.49730%
7/10/2011                79        5.32130%
8/10/2011                80        5.49700%
9/10/2011                81        5.49690%
10/10/2011               82        5.34670%
11/10/2011               83        5.52280%
12/10/2011               84        5.34630%

BACM 2004-06                                          BANC OF AMERICA SECURITIES

A1

BCF @ 0% CPR

12/14/04 14:42:37, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\RED UPDATE WITH A5 12-14-04\RED UPDATE with A5.oxd


          PAYMENT                      PRINCIPAL                     INTEREST    INTEREST                TOTAL
PERIOD      DATE       BEG BALANCE      PAYMENT      INTEREST DUE    PAYMENT      SHORT     EXPENSE     PAYMENT       END BALANCE
------   ----------   -------------   ------------   ------------   ----------   --------   -------   ------------   -------------
1        01/10/2005   42,300,000.00     482,396.56     132,998.25   132,998.25       0.00      0.00     615,394.81   41,817,603.44
2        02/10/2005   41,817,603.44     484,655.53     131,481.51   131,481.51       0.00      0.00     616,137.04   41,332,947.91
3        03/10/2005   41,332,947.91     700,923.51     129,957.68   129,957.68       0.00      0.00     830,881.19   40,632,024.40
4        04/10/2005   40,632,024.40     490,219.79     127,753.86   127,753.86       0.00      0.00     617,973.65   40,141,804.61
5        05/10/2005   40,141,804.61     563,668.16     126,212.52   126,212.52       0.00      0.00     689,880.69   39,578,136.45
6        06/10/2005   39,578,136.45     495,159.73     124,440.26   124,440.26       0.00      0.00     619,599.98   39,082,976.72
7        07/10/2005   39,082,976.72     568,471.32     122,883.39   122,883.39       0.00      0.00     691,354.71   38,514,505.40
8        08/10/2005   38,514,505.40     540,562.85     121,096.02   121,096.02       0.00      0.00     661,658.88   37,973,942.55
9        09/10/2005   37,973,942.55     543,106.66     119,396.40   119,396.40       0.00      0.00     662,503.07   37,430,835.89
10       10/10/2005   37,430,835.89     636,750.50     117,688.79   117,688.79       0.00      0.00     754,439.29   36,794,085.39
11       11/10/2005   36,794,085.39     560,191.70     115,686.74   115,686.74       0.00      0.00     675,878.44   36,233,893.69
12       12/10/2005   36,233,893.69     642,209.10     113,925.40   113,925.40       0.00      0.00     756,134.50   35,591,684.59
13       01/10/2006   35,591,684.59     596,272.07     111,906.19   111,906.19       0.00      0.00     708,178.26   34,995,412.52
14       02/10/2006   34,995,412.52     599,066.59     110,031.41   110,031.41       0.00      0.00     709,098.00   34,396,345.93
15       03/10/2006   34,396,345.93     850,855.90     108,147.84   108,147.84       0.00      0.00     959,003.74   33,545,490.03
16       04/10/2006   33,545,490.03     605,875.28     105,472.61   105,472.61       0.00      0.00     711,347.90   32,939,614.75
17       05/10/2006   32,939,614.75     691,488.39     103,567.64   103,567.64       0.00      0.00     795,056.02   32,248,126.36
18       06/10/2006   32,248,126.36     611,960.81     101,393.48   101,393.48       0.00      0.00     713,354.29   31,636,165.56
19       07/10/2006   31,636,165.56     697,405.42      99,469.38    99,469.38       0.00      0.00     796,874.80   30,938,760.14
20       08/10/2006   30,938,760.14     618,103.02      97,276.62    97,276.62       0.00      0.00     715,379.64   30,320,657.12
21       09/10/2006   30,320,657.12     621,000.70      95,333.20    95,333.20       0.00      0.00     716,333.90   29,699,656.42
22       10/10/2006   29,699,656.42     753,966.54      93,380.67    93,380.67       0.00      0.00     847,347.21   28,945,689.88
23       11/10/2006   28,945,689.88     707,481.11      91,010.07    91,010.07       0.00      0.00     798,491.18   28,238,208.77
24       12/10/2006   28,238,208.77     813,305.35      88,785.63    88,785.63       0.00      0.00     902,090.99   27,424,903.42
25       01/10/2007   27,424,903.42     722,023.28      86,228.47    86,228.47       0.00      0.00     808,251.74   26,702,880.14
26       02/10/2007   26,702,880.14     725,397.09      83,958.31    83,958.31       0.00      0.00     809,355.39   25,977,483.06
27       03/10/2007   25,977,483.06   1,013,023.51      81,677.54    81,677.54       0.00      0.00   1,094,701.05   24,964,459.55
28       04/10/2007   24,964,459.55     733,533.09      78,492.42    78,492.42       0.00      0.00     812,025.51   24,230,926.46
29       05/10/2007   24,230,926.46     831,442.99      76,186.07    76,186.07       0.00      0.00     907,629.06   23,399,483.47
30       06/10/2007   23,399,483.47     740,850.88      73,571.88    73,571.88       0.00      0.00     814,422.76   22,658,632.59
31       07/10/2007   22,658,632.59     838,558.05      71,242.52    71,242.52       0.00      0.00     909,800.57   21,820,074.54
32       08/10/2007   21,820,074.54     748,236.60      68,605.95    68,605.95       0.00      0.00     816,842.55   21,071,837.94
33       09/10/2007   21,071,837.94     751,733.81      66,253.37    66,253.37       0.00      0.00     817,987.18   20,320,104.13
34       10/10/2007   20,320,104.13     849,139.48      63,889.79    63,889.79       0.00      0.00     913,029.27   19,470,964.65
35       11/10/2007   19,470,964.65     778,946.37      61,219.96    61,219.96       0.00      0.00     840,166.32   18,692,018.29
36       12/10/2007   18,692,018.29     879,262.73      58,770.82    58,770.82       0.00      0.00     938,033.55   17,812,755.55
37       01/10/2008   17,812,755.55     823,588.50      56,006.27    56,006.27       0.00      0.00     879,594.77   16,989,167.06
38       02/10/2008   16,989,167.06     827,432.88      53,416.77    53,416.77       0.00      0.00     880,849.65   16,161,734.18
39       03/10/2008   16,161,734.18   1,034,775.71      50,815.19    50,815.19       0.00      0.00   1,085,590.90   15,126,958.47
40       04/10/2008   15,126,958.47     836,133.32      47,561.68    47,561.68       0.00      0.00     883,695.00   14,290,825.14
41       05/10/2008   14,290,825.14     941,494.88      44,932.74    44,932.74       0.00      0.00     986,427.62   13,349,330.27
42       06/10/2008   13,349,330.27     844,435.72      41,972.52    41,972.52       0.00      0.00     886,408.24   12,504,894.55
43       07/10/2008   12,504,894.55     949,567.21      39,317.47    39,317.47       0.00      0.00     988,884.68   11,555,327.34
44       08/10/2008   11,555,327.34     852,815.06      36,331.88    36,331.88       0.00      0.00     889,146.93   10,702,512.28
45       09/10/2008   10,702,512.28     856,796.78      33,650.48    33,650.48       0.00      0.00     890,447.27    9,845,715.50
46       10/10/2008    9,845,715.50     961,585.74      30,956.57    30,956.57       0.00      0.00     992,542.31    8,884,129.75
47       11/10/2008    8,884,129.75     865,290.68      27,933.18    27,933.18       0.00      0.00     893,223.87    8,018,839.07
48       12/10/2008    8,018,839.07     969,844.28      25,212.57    25,212.57       0.00      0.00     995,056.84    7,048,994.79
49       01/10/2009    7,048,994.79     873,863.32      22,163.21    22,163.21       0.00      0.00     896,026.53    6,175,131.48
50       02/10/2009    6,175,131.48     877,943.96      19,415.64    19,415.64       0.00      0.00     897,359.60    5,297,187.52
51       03/10/2009    5,297,187.52   1,182,353.24      16,655.24    16,655.24       0.00      0.00   1,199,008.48    4,114,834.28
52       04/10/2009    4,114,834.28     887,575.93      12,937.72    12,937.72       0.00      0.00     900,513.65    3,227,258.35
53       05/10/2009    3,227,258.35     991,512.03      10,147.04    10,147.04       0.00      0.00   1,001,659.07    2,235,746.32
54       06/10/2009    2,235,746.32     896,355.21       7,029.56     7,029.56       0.00      0.00     903,384.76    1,339,391.11
55       07/10/2009    1,339,391.11   1,339,391.11       4,211.27     4,211.27       0.00      0.00   1,343,602.38            0.00


                                 CURRENT
         COUPON      PREPAY     WRITEDOWN
PERIOD    PAID      PENALTIES    AMOUNT
------   -------    ---------   ---------
1         3.7730%        0.00        0.00
2         3.7730%        0.00        0.00
3         3.7730%        0.00        0.00
4         3.7730%        0.00        0.00
5         3.7730%        0.00        0.00
6         3.7730%        0.00        0.00
7         3.7730%        0.00        0.00
8         3.7730%        0.00        0.00
9         3.7730%        0.00        0.00
10        3.7730%        0.00        0.00
11        3.7730%        0.00        0.00
12        3.7730%        0.00        0.00
13        3.7730%        0.00        0.00
14        3.7730%        0.00        0.00
15        3.7730%        0.00        0.00
16        3.7730%        0.00        0.00
17        3.7730%        0.00        0.00
18        3.7730%        0.00        0.00
19        3.7730%        0.00        0.00
20        3.7730%        0.00        0.00
21        3.7730%        0.00        0.00
22        3.7730%        0.00        0.00
23        3.7730%        0.00        0.00
24        3.7730%        0.00        0.00
25        3.7730%        0.00        0.00
26        3.7730%        0.00        0.00
27        3.7730%        0.00        0.00
28        3.7730%        0.00        0.00
29        3.7730%        0.00        0.00
30        3.7730%        0.00        0.00
31        3.7730%        0.00        0.00
32        3.7730%        0.00        0.00
33        3.7730%        0.00        0.00
34        3.7730%        0.00        0.00
35        3.7730%        0.00        0.00
36        3.7730%        0.00        0.00
37        3.7730%        0.00        0.00
38        3.7730%        0.00        0.00
39        3.7730%        0.00        0.00
40        3.7730%        0.00        0.00
41        3.7730%        0.00        0.00
42        3.7730%        0.00        0.00
43        3.7730%        0.00        0.00
44        3.7730%        0.00        0.00
45        3.7730%        0.00        0.00
46        3.7730%        0.00        0.00
47        3.7730%        0.00        0.00
48        3.7730%        0.00        0.00
49        3.7730%        0.00        0.00
50        3.7730%        0.00        0.00
51        3.7730%        0.00        0.00
52        3.7730%        0.00        0.00
53        3.7730%        0.00        0.00
54        3.7730%        0.00        0.00
55        3.7730%        0.00        0.00


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          Price/Yield Table - Class XP

Security ID:          BACM Series 2004-6   Initial Balance:             927,081,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:        0.6679%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)            Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
-------------------------   ----------    ----------    ----------    ----------    ----------
During YM                         0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty                  100.00%       100.00%       100.00%       100.00%       100.00%
During Open                     100.00%       100.00%       100.00%       100.00%       100.00%

Prepayment (CPR)            Scenario 6    Scenario 7    Scenario 8    Scenario 9    Scenario 10**
-------------------------   ----------    ----------    ----------    ----------    ------------
During YM                         0.00%         0.00%         0.00%         0.00%           0.00%
During Penalty                  100.00%       100.00%       100.00%       100.00%         100.00%
During Open                     100.00%       100.00%       100.00%       100.00%         100.00%

Defualt (CDR)               Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
-------------------------   ----------    ----------    ----------    ----------    ----------
Default Rate                      0.00%         1.00%         2.00%         3.00%         4.00%
Loss Severity                     0.00%        35.00%        35.00%        35.00%        35.00%
Lag (months)                         0            12            12            12            12
Default Starting in Month            0             1             1             1             1

Defualt (CDR)               Scenario 6    Scenario 7    Scenario 8    Scenario 9    Scenario 10**
-------------------------   ----------    ----------    ----------    ----------    ------------
Default Rate                      5.00%         6.00%         7.00%         8.00%           4.50%
Loss Severity                    35.00%        35.00%        35.00%        35.00%          25.00%
Lag (months)                        12            12            12            12               9
Default Starting in Month            1             1             1             1               1

                            Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
-------------------------   ----------    ----------    ----------    ----------    ----------
              2.898900000         5.67          5.67          5.67          5.67          5.67
              2.914530000         5.46          5.46          5.46          5.46          5.46
              2.930150000         5.26          5.26          5.26          5.26          5.26
              2.945780000         5.06          5.06          5.06          5.06          5.06
              2.961400000         4.86          4.86          4.86          4.86          4.86
              2.977030000         4.66          4.66          4.66          4.66          4.66
              2.992650000         4.46          4.46          4.46          4.46          4.46
              3.008280000         4.27          4.26          4.26          4.26          4.26
              3.023900000         4.07          4.07          4.07          4.07          4.07
              3.039530000         3.88          3.88          3.88          3.88          3.88
              3.055150000         3.69          3.69          3.69          3.69          3.69
              3.070780000         3.50          3.50          3.50          3.50          3.50
              3.086400000         3.31          3.31          3.31          3.31          3.31
              3.102030000         3.13          3.13          3.13          3.13          3.13
              3.117650000         2.94          2.94          2.94          2.94          2.94
              3.133280000         2.76          2.76          2.76          2.76          2.76
              3.148900000         2.58          2.58          2.58          2.58          2.58
WAL (yrs)                         5.30          5.30          5.30          5.30          5.30
Mod Dur                           2.64          2.64          2.64          2.64          2.64
First Prin Pay               6/10/2005     6/10/2005     6/10/2005     6/10/2005     6/10/2005
Maturity                    12/10/2011    12/10/2011    12/10/2011    12/10/2011    12/10/2011
Yield Spread                        50            50            50            50            50

                            Scenario 6    Scenario 7    Scenario 8    Scenario 9    Scenario 10**
-------------------------   ----------    ----------    ----------    ----------    ------------
              2.898900000         5.66          5.62          5.53          5.36            5.50
              2.914530000         5.46          5.41          5.32          5.15            5.29
              2.930150000         5.25          5.21          5.12          4.95            5.09
              2.945780000         5.05          5.01          4.91          4.75            4.89
              2.961400000         4.85          4.81          4.71          4.54            4.69
              2.977030000         4.65          4.61          4.51          4.35            4.49
              2.992650000         4.45          4.41          4.32          4.15            4.29
              3.008280000         4.26          4.22          4.12          3.95            4.09
              3.023900000         4.07          4.02          3.93          3.76            3.90
              3.039530000         3.87          3.83          3.74          3.57            3.71
              3.055150000         3.68          3.64          3.54          3.37            3.52
              3.070780000         3.49          3.45          3.36          3.18            3.33
              3.086400000         3.31          3.26          3.17          3.00            3.14
              3.102030000         3.12          3.08          2.98          2.81            2.95
              3.117650000         2.94          2.89          2.80          2.63            2.77
              3.133280000         2.75          2.71          2.61          2.44            2.59
              3.148900000         2.57          2.53          2.43          2.26            2.41
WAL (yrs)                         5.27          5.23          5.18          5.13            5.28
Mod Dur                           2.64          2.64          2.64          2.64            2.64
First Prin Pay               6/10/2005     6/10/2005     6/10/2005     6/10/2005       6/10/2005
Maturity                    12/10/2011    12/10/2011    12/10/2011    12/10/2011      12/10/2011
Yield Spread                        50            46            37            21              33

                                   Assumptions

1% Cleanup Call is Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12         2.9570%
       1/4         2.9570%
       1/2         2.9570%
         2         2.9570%
         3         3.1530%
         5         3.5350%
        10         4.1490%
        30         4.8020%

Footnotes:

** For the entire pool except the following loans: "Cupertino Village I, II & III"; "Simon - Upper Valley Mall"; "Post Oak Central"; "Steeplegate Mall"; "Monument IV at Worldgate"

** Default "Simon- Upper Valley Mall" 100% CDR starting in month 18, 25% loss severity, 6 month lag

** Default "Cupertino Village I, II & III" 100% CDR starting in month 27, 30% loss severity, 6 month lag

** Prepay "Post Oak Central ", "Steeplegate Mall" and "Monument IV at Worldgate" @ 100% CPY

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP

Security ID:          BACM Series 2004-6   Initial Balance:             927,081,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:        0.6679%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
     2.898900000         5.67          5.67          5.67          5.67          5.67
     2.914530000         5.46          5.46          5.46          5.46          5.46
     2.930150000         5.26          5.26          5.26          5.26          5.26
     2.945780000         5.06          5.06          5.06          5.06          5.06
     2.961400000         4.86          4.86          4.86          4.86          4.86
     2.977030000         4.66          4.66          4.66          4.66          4.66
     2.992650000         4.46          4.46          4.46          4.46          4.46
     3.008280000         4.26          4.26          4.26          4.26          4.27
     3.023900000         4.07          4.07          4.07          4.07          4.07
     3.039530000         3.88          3.88          3.88          3.88          3.88
     3.055150000         3.69          3.69          3.69          3.69          3.69
     3.070780000         3.50          3.50          3.50          3.50          3.50
     3.086400000         3.31          3.31          3.31          3.31          3.31
     3.102030000         3.13          3.13          3.13          3.13          3.13
     3.117650000         2.94          2.94          2.94          2.94          2.94
     3.133280000         2.76          2.76          2.76          2.76          2.76
     3.148900000         2.58          2.58          2.58          2.58          2.58
WAL (yrs)                5.30          5.30          5.30          5.30          5.30
Mod Dur                  2.64          2.64          2.64          2.64          2.64
First Prin Pay      6/10/2005     6/10/2005     6/10/2005     6/10/2005     6/10/2005
Maturity           12/10/2011    12/10/2011    12/10/2011    12/10/2011    12/10/2011
Yield Spread               50            50            50            50            50

                                   Assumptions

1% Cleanup Call is Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12         2.9570%
       1/4         2.9570%
       1/2         2.9570%
         2         2.9570%
         3         3.1530%
         5         3.5350%
        10         4.1490%
        30         4.8020%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP

Security ID:          BACM Series 2004-6   Initial Balance:             927,081,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:        0.6679%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%        25.00%        50.00%        75.00%       100.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
     2.898900000         5.67          5.82          5.91          5.96          5.44
     2.914530000         5.46          5.61          5.70          5.75          5.23
     2.930150000         5.26          5.41          5.49          5.55          5.03
     2.945780000         5.06          5.21          5.29          5.34          4.83
     2.961400000         4.86          5.01          5.09          5.14          4.63
     2.977030000         4.66          4.81          4.89          4.94          4.43
     2.992650000         4.46          4.61          4.69          4.74          4.23
     3.008280000         4.26          4.41          4.50          4.55          4.04
     3.023900000         4.07          4.22          4.30          4.35          3.84
     3.039530000         3.88          4.03          4.11          4.16          3.65
     3.055150000         3.69          3.84          3.92          3.97          3.46
     3.070780000         3.50          3.65          3.73          3.78          3.27
     3.086400000         3.31          3.46          3.54          3.59          3.09
     3.102030000         3.13          3.27          3.35          3.40          2.90
     3.117650000         2.94          3.09          3.17          3.22          2.72
     3.133280000         2.76          2.91          2.99          3.03          2.53
     3.148900000         2.58          2.72          2.80          2.85          2.35
WAL (yrs)                5.30          5.30          5.30          5.30          5.25
Mod Dur                  2.64          2.64          2.63          2.63          2.65
First Prin Pay      6/10/2005     6/10/2005     5/10/2005     4/10/2005     1/10/2005
Maturity           12/10/2011    12/10/2011    12/10/2011    12/10/2011    12/10/2011
Yield Spread               50            65            73            78            28

                                   Assumptions

1% Cleanup Call is Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12         2.9570%
       1/4         2.9570%
       1/2         2.9570%
         2         2.9570%
         3         3.1530%
         5         3.5350%
        10         4.1490%
        30         4.8020%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP

Security ID:          BACM Series 2004-6   Initial Balance:             927,081,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:        0.6679%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%        25.00%        50.00%        75.00%       100.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
     3.104180000         5.48          5.48          5.47          5.11          3.97
     3.119800000         5.30          5.30          5.28          4.92          3.79
     3.135430000         5.11          5.11          5.10          4.73          3.60
     3.151060000         4.93          4.93          4.91          4.55          3.42
     3.166680000         4.75          4.75          4.73          4.37          3.25
     3.182310000         4.56          4.56          4.55          4.19          3.07
     3.197930000         4.39          4.39          4.37          4.01          2.89
     3.213560000         4.21          4.21          4.19          3.83          2.72
     3.229180000         4.03          4.03          4.02          3.66          2.55
     3.244800000         3.86          3.86          3.84          3.48          2.37
     3.260430000         3.68          3.68          3.67          3.31          2.20
     3.276050000         3.51          3.51          3.49          3.14          2.04
     3.291680000         3.34          3.34          3.32          2.97          1.87
     3.307300000         3.17          3.17          3.15          2.80          1.70
     3.322930000         3.00          3.00          2.99          2.63          1.54
     3.338550000         2.83          2.83          2.82          2.46          1.37
     3.354180000         2.67          2.67          2.65          2.30          1.21
WAL (yrs)                5.37          5.37          5.37          5.34          5.24
Mod Dur                  2.72          2.72          2.72          2.73          2.78
First Prin Pay      6/10/2005     6/10/2005     5/10/2005     4/10/2005     1/10/2005
Maturity           12/10/2011    12/10/2011    12/10/2011    12/10/2011    12/10/2011
Yield Spread               45            45            44             8          -102

                                   Assumptions

1% Cleanup Call is Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12         2.9570%
       1/4         2.9570%
       1/2         2.9570%
         2         2.9570%
         3         3.1530%
         5         3.5350%
        10         4.1490%
        30         4.8020%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP

Security ID:          BACM Series 2004-6   Initial Balance:             927,081,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:        0.6679%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
During YM                0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty           0.00%        25.00%        50.00%        75.00%       100.00%
During Open              0.00%        25.00%        50.00%        75.00%       100.00%

                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5
----------------   ----------    ----------    ----------    ----------    ----------
     3.104180000         5.48          5.48          5.48          5.48          5.48
     3.119800000         5.30          5.30          5.30          5.30          5.30
     3.135430000         5.11          5.11          5.11          5.11          5.11
     3.151060000         4.93          4.93          4.93          4.93          4.93
     3.166680000         4.75          4.75          4.75          4.75          4.75
     3.182310000         4.56          4.56          4.56          4.56          4.56
     3.197930000         4.39          4.39          4.39          4.39          4.39
     3.213560000         4.21          4.21          4.21          4.21          4.21
     3.229180000         4.03          4.03          4.03          4.03          4.03
     3.244800000         3.86          3.86          3.86          3.86          3.86
     3.260430000         3.68          3.68          3.68          3.68          3.68
     3.276050000         3.51          3.51          3.51          3.51          3.51
     3.291680000         3.34          3.34          3.34          3.34          3.34
     3.307300000         3.17          3.17          3.17          3.17          3.17
     3.322930000         3.00          3.00          3.00          3.00          3.00
     3.338550000         2.83          2.83          2.83          2.83          2.83
     3.354180000         2.67          2.67          2.67          2.67          2.67
WAL (yrs)                5.37          5.37          5.37          5.37          5.37
Mod Dur                  2.72          2.72          2.72          2.72          2.72
First Prin Pay      6/10/2005     6/10/2005     6/10/2005     6/10/2005     6/10/2005
Maturity           12/10/2011    12/10/2011    12/10/2011    12/10/2011    12/10/2011
Yield Spread               45            45            45            45            45

                                   Assumptions

1% Cleanup Call is Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12         2.9570%
       1/4         2.9570%
       1/2         2.9570%
         2         2.9570%
         3         3.1530%
         5         3.5350%
        10         4.1490%
        30         4.8020%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

BACM 2004-6 Revised PAC IO Schedule
-----------------------------------

The sizing Scenario for purposes of sizing the PAC IO is the Following:

1) 4.5% CDR starting in month 1, 25% loss severity, 9 month lag && 100% CPY with 1% Call for the PAC IO (after LO/YM)

1) Default "Simon- Upper Valley Mall" 100% CDR starting in month 18, 25% loss severity, 6 month lag && 100% CPY with 1% Call for the PAC IO (after LO/YM)

                                                     1                 2                 3                 4                 5
-----------------------------------------------------------------------------------------------------------------------------------
                         Cut-Off         Period 1-6        Period 7-12      Period 13-18      Period 19-24      Period 25-30
Class   Rating           Balance       PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional
-----------------------------------------------------------------------------------------------------------------------------------
A1      AAA / AAA      42,300,000.00     39,098,000.00     29,913,000.00      9,931,000.00                --                --
A2      AAA / AAA     193,677,000.00    193,677,000.00    193,677,000.00    193,677,000.00    184,115,000.00    128,429,000.00
A3      AAA / AAA     220,804,000.00    220,804,000.00    220,804,000.00    220,804,000.00    220,804,000.00    220,804,000.00
A-AB    AAA / AAA      35,645,000.00     35,645,000.00     35,645,000.00     35,645,000.00     35,645,000.00     35,645,000.00
A4      AAA / AAA      35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00
A5      AAA / AAA     237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00
AJ      AAA / AAA      56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00
B       AA / AA        19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00
C       AA- / AA-       9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
D       A / A          17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00
E       A- / A-         9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
F       BBB+ / BBB+    14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00
G       BBB / BBB       9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
H       BBB- / BBB-    13,153,000.00     13,153,000.00     13,153,000.00     13,153,000.00     13,153,000.00     13,153,000.00
J       BB+ / BB+       5,979,000.00      5,979,000.00      5,979,000.00      5,979,000.00      5,979,000.00      5,979,000.00
K       BB / BB         4,783,000.00      4,783,000.00      4,783,000.00      4,783,000.00      4,783,000.00      4,783,000.00
L       BB- / BB-       4,783,000.00      4,783,000.00      4,783,000.00      4,783,000.00      4,783,000.00      3,670,000.00

-----------------------------------------------------------------------------------------------------------------------------------
Total                 930,283,000.00    927,081,000.00    917,896,000.00    897,914,000.00    878,421,000.00    821,622,000.00
-----------------------------------------------------------------------------------------------------------------------------------


                      6                 7                 8                 9                10                11                12
------------------------------------------------------------------------------------------------------------------------------------
         Period 31-36      Period 37-42      Period 43-48      Period 49-54      Period 55-60      Period 61-66      Period 67-72
Class   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional
------------------------------------------------------------------------------------------------------------------------------------
A1                   --                --                --                --                --                --                --
A2       109,307,000.00     90,123,000.00     69,130,000.00                --                --                --                --
A3       220,804,000.00    220,804,000.00    220,804,000.00    204,244,000.00    105,078,000.00     95,180,000.00     87,306,000.00
A-AB      35,645,000.00     35,645,000.00     35,645,000.00     35,645,000.00     35,645,000.00     31,818,000.00     26,628,000.00
A4        35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00
A5       237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00
AJ        56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00
B         19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00
C          9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
D         17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00
E          9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
F         14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00
G          9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
H         13,153,000.00     13,153,000.00     13,153,000.00     10,830,000.00      7,027,000.00      3,768,000.00        672,000.00
J          5,979,000.00      5,818,000.00      1,689,000.00                --                --                --                --
K          4,086,000.00                --                --                --                --                --                --
L                    --                --                --                --                --                --                --

------------------------------------------------------------------------------------------------------------------------------------
Total    798,133,000.00    774,702,000.00    749,580,000.00    659,878,000.00    556,909,000.00    539,925,000.00    523,765,000.00
------------------------------------------------------------------------------------------------------------------------------------


                     13                14
-----------------------------------------
         Period 73-78      Period 79-84
Class   PAC IO Notional   PAC IO Notional
-----------------------------------------
A1                   --                --
A2                   --                --
A3        79,920,000.00                --
A-AB      21,010,000.00                --
A4        35,443,000.00                --
A5       237,402,000.00    197,349,000.00
AJ        56,200,000.00     56,200,000.00
B         19,131,000.00     19,131,000.00
C          9,566,000.00      9,566,000.00
D         17,936,000.00     17,936,000.00
E          9,566,000.00      9,566,000.00
F         14,349,000.00     14,349,000.00
G          7,233,000.00      4,438,000.00
H                    --                --
J                    --                --
K                    --                --
L                    --                --

-----------------------------------------
Total    507,756,000.00    328,535,000.00
-----------------------------------------


                                    0.030%
Payment Date           Period        Strip
  12/10/2004              0
   1/10/2005              1        5.21820%
   2/10/2005              2        5.21780%
   3/10/2005              3        5.21840%
   4/10/2005              4        5.39070%
   5/10/2005              5        5.21770%
   6/10/2005              6        5.39070%
   7/10/2005              7        5.21760%
   8/10/2005              8        5.39060%
   9/10/2005              9        5.39050%
  10/10/2005             10        5.21750%
  11/10/2005             11        5.39040%
  12/10/2005             12        5.21740%
   1/10/2006             13        5.21730%
   2/10/2006             14        5.21730%
   3/10/2006             15        5.21760%
   4/10/2006             16        5.39010%
   5/10/2006             17        5.21710%
   6/10/2006             18        5.39000%
   7/10/2006             19        5.21700%
   8/10/2006             20        5.38990%
   9/10/2006             21        5.38990%
  10/10/2006             22        5.21690%
  11/10/2006             23        5.38980%
  12/10/2006             24        5.21680%
   1/10/2007             25        5.18610%
   2/10/2007             26        5.18610%
   3/10/2007             27        5.18860%
   4/10/2007             28        5.35790%
   5/10/2007             29        5.18610%
   6/10/2007             30        5.35780%
   7/10/2007             31        5.18600%
   8/10/2007             32        5.35780%
   9/10/2007             33        5.35780%
  10/10/2007             34        5.18600%
  11/10/2007             35        5.35770%
  12/10/2007             36        5.18590%
   1/10/2008             37        5.35770%
   2/10/2008             38        5.18590%
   3/10/2008             39        5.18670%
   4/10/2008             40        5.35760%
   5/10/2008             41        5.18580%
   6/10/2008             42        5.35760%
   7/10/2008             43        5.18580%
   8/10/2008             44        5.35750%
   9/10/2008             45        5.35750%
  10/10/2008             46        5.18580%
  11/10/2008             47        5.35750%
  12/10/2008             48        5.18530%
   1/10/2009             49        5.18530%
   2/10/2009             50        5.18530%
   3/10/2009             51        5.19510%
   4/10/2009             52        5.38870%
   5/10/2009             53        5.21580%
   6/10/2009             54        5.38860%
   7/10/2009             55        5.21570%
   8/10/2009             56        5.38690%
   9/10/2009             57        5.41740%
  10/10/2009             58        5.25350%
  11/10/2009             59        5.43700%
  12/10/2009             60        5.27510%
   1/10/2010             61        5.28640%
   2/10/2010             62        5.28630%
   3/10/2010             63        5.28890%
   4/10/2010             64        5.46050%
   5/10/2010             65        5.28600%
   6/10/2010             66        5.46030%
   7/10/2010             67        5.28570%
   8/10/2010             68        5.46010%
   9/10/2010             69        5.45990%
  10/10/2010             70        5.28540%
  11/10/2010             71        5.45970%
  12/10/2010             72        5.28520%
   1/10/2011             73        5.28500%
   2/10/2011             74        5.28490%
   3/10/2011             75        5.28750%
   4/10/2011             76        5.45900%
   5/10/2011             77        5.28450%
   6/10/2011             78        5.45870%
   7/10/2011             79        5.28430%
   8/10/2011             80        5.48180%
   9/10/2011             81        5.48180%
  10/10/2011             82        5.34560%
  11/10/2011             83        5.52160%
  12/10/2011             84        5.34520%


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          BANC OF AMERICA SECURITIES

Total Return

12/16/04 14:51:56, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Official Pricing\New Castle BB+ Pricing.oxd


      NUMBER OF                                   WAM     AMORTIZATION
GRP     UNITS     BEGINNING BALANCE   NET WAC    (ORIG)   TERM (ORIG)    AGE
---   ---------   -----------------   -------    ------   ------------   ----
             79      972,266,708.78    5.2602%    98.64         308.70   2.81


                                                   FIRST                                 COLL DEFAULT               COLL MOD
SETTLE BALANCE   ISSUE BALANCE   FIRST ACCRUAL    PAYMENT     SETTLE DATE   DELAY DAYS       PCT         COLL WAL     DUR
--------------   -------------   -------------   ----------   -----------   ----------   ------------    --------   --------
5,979,000.00      5,979,000.00    12/01/2004     01/10/2005   12/22/2004             9           0.00%      7.870      6.478


                                 ACCRUED
SETTLE BALANCE   NET PROCEEDS   INTEREST    GROSS PROCEEDS
--------------   ------------   ---------   --------------
5,979,000.00     5,006,236.73   16,235.48     5,022,472.20


                                                                                                      Px        Benchmark
                                                Class    Principal                    Benchmark    Benchmark      Swap
Class     Description     Fitch   S&P   Call   Offered     Type      Settle Balance     Swap         Yield       Spread
-----   ---------------   -----   ---   ----   -------   ---------   --------------   ---------    ---------    ---------
J       Min(Fixed, Cap)    BB+    BB+    No      Yes       Norm        5,979,000.00     0.00000%     4.15091%     0.00000%
                                                                       5,979,000.00



                    Calculated                                                            Begin             Coupon
Class   Px Spread     Spread          WAL        Price        Yield       Coupon          Coupon          Strip Rate
-----   -------    ------------    ---------   ---------    ---------    ---------    --------------    --------------
J       2.85000%        2.85000%       9.967   83.730335%     7.00091%     4.65500%          4.65500%          0.00000%
                                       9.967   83.730335%     7.00091%     4.65500%          4.65500%



                            Maturity        Principal        Principal       Principal      Principal      Principal
Class   Maturity (yrs)        Date            Begin             End            Window       Begin Date      End Date
-----   --------------   --------------   --------------   --------------   ------------   ------------   ------------
J                9.973     12/10/2014                120              120              1    12/10/2014     12/10/2014




          Modified                                     Accrued         Gross
Class     Duration         DV01       Net Proceeds     Interest       Proceeds
-----   ------------   ------------   ------------   ------------   ------------
J              7.491       3,762.50   5,006,236.73      16,235.48   5,022,472.20
               7.491       3,762.50   5,006,236.73      16,235.48   5,022,472.20


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

SWP SPRD 2y        2   0.38250%   TSY 2y       2      2.97400%
SWP SPRD 3y        3   0.41000%   TSY 3y       3      3.15800%
SWP SPRD 4y        4   0.40000%   TSY 5y       5      3.54100%
SWP SPRD 5y        5   0.38000%   TSY 10y     10      4.15500%
SWP SPRD 6y        6   0.41250%   TSY 30y     30      4.79000%
SWP SPRD 7y        7   0.43000%
SWP SPRD 8y        8   0.43250%
SWP SPRD 9y        9   0.41750%
SWP SPRD 10y      10   0.39500%
SWP SPRD 11y      11   0.48250%



Structure I

              Ratings        Balance        C.S.    Prin Beg.  Prin End  Prin Win     AVL
A-1          AAA / AAA        42,300,000    20.000%         1         55        55       2.56
A-2          AAA / AAA       193,677,000    20.000%        55         61         7       4.79
A-3          AAA / AAA       256,248,000    20.000%        81         92        12       6.97
A-AB         AAA / AAA        35,644,000    20.000%        61        113        53       7.15
A-4          AAA / AAA       237,402,000    20.000%       113        119         7       9.67
AJ           AAA / AAA        56,200,000    14.125%       119        119         1       9.88
B             AA / AA      19,131,000       12.125%       119        120         2       9.91
C            AA- / AA-      9,566,000       11.125%       120        120         1       9.97
D              A / A       17,936,000        9.250%       120        120         1       9.97
E             A- / A-       9,566,000        8.250%       120        120         1       9.97
F           BBB+ / BBB+    14,349,000        6.750%       120        120         1       9.97
G            BBB / BBB      9,566,000        5.750%       120        120         1       9.97
H           BBB- / BBB-    13,153,000        4.375%       120        120         1       9.97
J            BB+ / BB+      5,979,000        3.750%       120        120         1       9.97
K             BB / BB       4,783,000        3.250%       120        120         1       9.97
L            BB- / BB-      4,783,000        2.750%       120        120         1       9.97
M             B+ / B+       3,587,000        2.375%       120        130        11      10.12
N              B / B        3,587,000        2.000%       130        130         1      10.80
O             B- / B-       4,783,000        1.500%       130        130         1      10.80
P             UR / UR      14,349,348        0.000%       130        178        49      10.99
XC          AAA / AAA        956,589,348                                                 7.37 <---@100% CPY
XP          AAA / AAA        927,081,000                                                 5.38 <---@100% CPY

Structure II

              Ratings        Balance        C.S.    Prin Beg.  Prin End  Prin Win     AVL
A-1          AAA / AAA        42,300,000    20.000%         1         55        55       2.56
A-2          AAA / AAA       193,677,000    20.000%        55         61         7       4.79
A-3          AAA / AAA       220,804,000    20.000%        81         84         4       6.87
A-4          AAA / AAA        35,443,000    20.000%        85         92         8       7.60
A-AB         AAA / AAA        35,645,000    20.000%        61        113        53       7.15
A-5          AAA / AAA       237,402,000    20.000%       113        119         7       9.67
AJ           AAA / AAA        56,200,000    14.125%       119        119         1       9.88
B             AA / AA      19,131,000       12.125%       119        120         2       9.91
C            AA- / AA-      9,566,000       11.125%       120        120         1       9.97
D              A / A       17,936,000        9.250%       120        120         1       9.97
E             A- / A-       9,566,000        8.250%       120        120         1       9.97
F           BBB+ / BBB+    14,349,000        6.750%       120        120         1       9.97
G            BBB / BBB      9,566,000        5.750%       120        120         1       9.97
H           BBB- / BBB-    13,153,000        4.375%       120        120         1       9.97
J            BB+ / BB+      5,979,000        3.750%       120        120         1       9.97
K             BB / BB       4,783,000        3.250%       120        120         1       9.97
L            BB- / BB-      4,783,000        2.750%       120        120         1       9.97
M             B+ / B+       3,587,000        2.375%       120        130        11      10.12
N              B / B        3,587,000        2.000%       130        130         1      10.80
O             B- / B-       4,783,000        1.500%       130        130         1      10.80
P             UR / UR      14,349,348        0.000%       130        178        49      10.99
XC          AAA / AAA        956,589,348                    0          0         0       7.37 <---@100% CPY
XP          AAA / AAA        927,081,000                    0          0         0       5.38 <---@100% CPY



                  A-AB
    Date        Schedule        Prin        Period

  12/10/2004  35,645,000.00
   1/10/2005  35,645,000.00          0.00          1
   2/10/2005  35,645,000.00          0.00          2
   3/10/2005  35,645,000.00          0.00          3
   4/10/2005  35,645,000.00          0.00          4
   5/10/2005  35,645,000.00          0.00          5
   6/10/2005  35,645,000.00          0.00          6
   7/10/2005  35,645,000.00          0.00          7
   8/10/2005  35,645,000.00          0.00          8
   9/10/2005  35,645,000.00          0.00          9
  10/10/2005  35,645,000.00          0.00         10
  11/10/2005  35,645,000.00          0.00         11
  12/10/2005  35,645,000.00          0.00         12
   1/10/2006  35,645,000.00          0.00         13
   2/10/2006  35,645,000.00          0.00         14
   3/10/2006  35,645,000.00          0.00         15
   4/10/2006  35,645,000.00          0.00         16
   5/10/2006  35,645,000.00          0.00         17
   6/10/2006  35,645,000.00          0.00         18
   7/10/2006  35,645,000.00          0.00         19
   8/10/2006  35,645,000.00          0.00         20
   9/10/2006  35,645,000.00          0.00         21
  10/10/2006  35,645,000.00          0.00         22
  11/10/2006  35,645,000.00          0.00         23
  12/10/2006  35,645,000.00          0.00         24
   1/10/2007  35,645,000.00          0.00         25
   2/10/2007  35,645,000.00          0.00         26
   3/10/2007  35,645,000.00          0.00         27
   4/10/2007  35,645,000.00          0.00         28
   5/10/2007  35,645,000.00          0.00         29
   6/10/2007  35,645,000.00          0.00         30
   7/10/2007  35,645,000.00          0.00         31
   8/10/2007  35,645,000.00          0.00         32
   9/10/2007  35,645,000.00          0.00         33
  10/10/2007  35,645,000.00          0.00         34
  11/10/2007  35,645,000.00          0.00         35
  12/10/2007  35,645,000.00          0.00         36
   1/10/2008  35,645,000.00          0.00         37
   2/10/2008  35,645,000.00          0.00         38
   3/10/2008  35,645,000.00          0.00         39
   4/10/2008  35,645,000.00          0.00         40
   5/10/2008  35,645,000.00          0.00         41
   6/10/2008  35,645,000.00          0.00         42
   7/10/2008  35,645,000.00          0.00         43
   8/10/2008  35,645,000.00          0.00         44
   9/10/2008  35,645,000.00          0.00         45
  10/10/2008  35,645,000.00          0.00         46
  11/10/2008  35,645,000.00          0.00         47
  12/10/2008  35,645,000.00          0.00         48
   1/10/2009  35,645,000.00          0.00         49
   2/10/2009  35,645,000.00          0.00         50
   3/10/2009  35,645,000.00          0.00         51
   4/10/2009  35,645,000.00          0.00         52
   5/10/2009  35,645,000.00          0.00         53
   6/10/2009  35,645,000.00          0.00         54
   7/10/2009  35,645,000.00          0.00         55
   8/10/2009  35,645,000.00          0.00         56
   9/10/2009  35,645,000.00          0.00         57
  10/10/2009  35,645,000.00          0.00         58
  11/10/2009  35,645,000.00          0.00         59

  12/10/2009  35,645,000.00          0.00         60
   1/10/2010  35,444,127.54    200,872.46         61
   2/10/2010  34,637,000.00    807,127.54         62
   3/10/2010  33,546,000.00  1,091,000.00         63
   4/10/2010  32,731,000.00    815,000.00         64
   5/10/2010  31,818,000.00    913,000.00         65
   6/10/2010  30,994,000.00    824,000.00         66
   7/10/2010  30,073,000.00    921,000.00         67
   8/10/2010  29,241,000.00    832,000.00         68
   9/10/2010  28,405,000.00    836,000.00         69
  10/10/2010  27,472,000.00    933,000.00         70
  11/10/2010  26,628,000.00    844,000.00         71
  12/10/2010  25,687,000.00    941,000.00         72
   1/10/2011  24,834,000.00    853,000.00         73
   2/10/2011  23,976,000.00    858,000.00         74
   3/10/2011  22,840,000.00  1,136,000.00         75
   4/10/2011  21,973,000.00    867,000.00         76
   5/10/2011  21,010,000.00    963,000.00         77
   6/10/2011  20,135,000.00    875,000.00         78
   7/10/2011  19,164,000.00    971,000.00         79
   8/10/2011  18,280,000.00    884,000.00         80
   9/10/2011  18,080,179.48    199,820.52         81
  10/10/2011  17,880,000.00    200,179.48         82
  11/10/2011  17,680,000.00    200,000.00         83
  12/10/2011  17,479,454.48    200,545.52         84
   1/10/2012  17,279,454.48    200,000.00         85
   2/10/2012  17,079,000.00    200,454.48         86
   3/10/2012  16,879,000.00    200,000.00         87
   4/10/2012  16,679,000.00    200,000.00         88
   5/10/2012  16,479,000.00    200,000.00         89
   6/10/2012  16,279,000.00    200,000.00         90
   7/10/2012  16,079,000.00    200,000.00         91
   8/10/2012  15,878,960.26    200,039.74         92
   9/10/2012  15,170,000.00    708,960.26         93
  10/10/2012  14,389,000.00    781,000.00         94
  11/10/2012  13,674,000.00    715,000.00         95
  12/10/2012  12,886,000.00    788,000.00         96
   1/10/2013  12,163,000.00    723,000.00         97
   2/10/2013  11,437,000.00    726,000.00         98
   3/10/2013  10,504,000.00    933,000.00         99
   4/10/2013   9,769,000.00    735,000.00        100
   5/10/2013   8,964,000.00    805,000.00        101
   6/10/2013   8,222,000.00    742,000.00        102
   7/10/2013   7,410,000.00    812,000.00        103
   8/10/2013   6,660,000.00    750,000.00        104
   9/10/2013   5,907,000.00    753,000.00        105
  10/10/2013   5,084,000.00    823,000.00        106
  11/10/2013   4,324,000.00    760,000.00        107
  12/10/2013   3,493,000.00    831,000.00        108
   1/10/2014   2,725,000.00    768,000.00        109
   2/10/2014   1,953,000.00    772,000.00        110
   3/10/2014     979,000.00    974,000.00        111
   4/10/2014     199,000.00    780,000.00        112
   5/10/2014           0.00    199,000.00        113

BACM 2004-6 Revised PAC IO Schedule


The sizing Scenario for purposes of sizing the PAC IO is the Following:

1) 6% CDR starting in month 1, 35% loss severity, 12 month lag 2) 100% CPY with 1% Call for the PAC IO (after LO/YM)



                                                                           1                     2                     3
                                         Cut-Off            Period 1-6            Period 7-12          Period 13-18
Class            Rating                  Balance          PAC IO Notional       PAC IO Notional       PAC IO Notional

A1                   AAA / AAA           42,300,000.00         39,098,000.00         35,165,000.00         14,755,000.00
A2                   AAA / AAA          193,677,000.00        193,677,000.00        193,677,000.00        193,677,000.00
A3                   AAA / AAA          220,804,000.00        220,804,000.00        220,804,000.00        220,804,000.00
A-AB                 AAA / AAA           35,645,000.00         35,645,000.00         35,645,000.00         35,645,000.00
A4                   AAA / AAA           35,443,000.00         35,443,000.00         35,443,000.00         35,443,000.00
A5                   AAA / AAA          237,402,000.00        237,402,000.00        237,402,000.00        237,402,000.00
AJ                   AAA / AAA           56,200,000.00         56,200,000.00         56,200,000.00         56,200,000.00
B                     AA / AA            19,131,000.00         19,131,000.00         19,131,000.00         19,131,000.00
C                    AA- / AA-            9,566,000.00          9,566,000.00          9,566,000.00          9,566,000.00
D                      A / A             17,936,000.00         17,936,000.00         17,936,000.00         17,936,000.00
E                     A- / A-             9,566,000.00          9,566,000.00          9,566,000.00          9,566,000.00
F                   BBB+ / BBB+          14,349,000.00         14,349,000.00         14,349,000.00         14,349,000.00
G                    BBB / BBB            9,566,000.00          9,566,000.00          9,566,000.00          9,566,000.00
H                   BBB- / BBB-          13,153,000.00         13,153,000.00         13,153,000.00         13,153,000.00
J                    BB+ / BB+            5,979,000.00          5,979,000.00          5,979,000.00          5,979,000.00
K                     BB / BB             4,783,000.00          4,783,000.00          4,783,000.00          4,783,000.00
L                    BB- / BB-            4,783,000.00          4,783,000.00          4,783,000.00          4,783,000.00

Total                                   930,283,000.00        927,081,000.00        923,148,000.00        902,738,000.00


                  4                     5                     6                     7                      8                     9
  Period 19-24          Period 25-30          Period 31-36          Period 37-42           Period 43-48          Period 49-54
 PAC IO Notional       PAC IO Notional       PAC IO Notional       PAC IO Notional       PAC IO Notional        PAC IO Notional

                  -                     -                     -                     -                      -                     -
     185,565,000.00        162,714,000.00        140,767,000.00        119,026,000.00          95,864,000.00          9,184,000.00
     220,804,000.00        220,804,000.00        220,804,000.00        220,804,000.00         220,804,000.00        220,804,000.00
      35,645,000.00         35,645,000.00         35,645,000.00         35,645,000.00          35,645,000.00         35,645,000.00
      35,443,000.00         35,443,000.00         35,443,000.00         35,443,000.00          35,443,000.00         35,443,000.00
     237,402,000.00        237,402,000.00        237,402,000.00        237,402,000.00         237,402,000.00        237,402,000.00
      56,200,000.00         56,200,000.00         56,200,000.00         56,200,000.00          56,200,000.00         56,200,000.00
      19,131,000.00         19,131,000.00         19,131,000.00         19,131,000.00          19,131,000.00         19,131,000.00
       9,566,000.00          9,566,000.00          9,566,000.00          9,566,000.00           9,566,000.00          9,566,000.00
      17,936,000.00         17,936,000.00         17,936,000.00         17,936,000.00          17,936,000.00         17,936,000.00
       9,566,000.00          9,566,000.00          9,566,000.00          9,566,000.00           9,566,000.00          9,566,000.00
      14,349,000.00         14,349,000.00         14,349,000.00         14,349,000.00          14,349,000.00         14,349,000.00
       9,566,000.00          9,566,000.00          9,566,000.00          9,566,000.00           9,566,000.00          6,008,000.00
      13,153,000.00         13,153,000.00         13,153,000.00         12,144,000.00           4,152,000.00                     -
       5,979,000.00          5,979,000.00          5,979,000.00                     -                      -                     -
       4,783,000.00          4,783,000.00          1,297,000.00                     -                      -                     -
       4,783,000.00          4,783,000.00                     -                     -                      -                     -

     879,871,000.00        857,020,000.00        826,804,000.00        796,778,000.00         765,624,000.00        671,234,000.00




                   10                    11                     12                     13                     14
    Period 55-60          Period 61-66           Period 67-72           Period 73-78           Period 79-84
  PAC IO Notional        PAC IO Notional       PAC IO Notional        PAC IO Notional        PAC IO Notional

                    -                     -                      -                      -                      -
                    -                     -                      -                      -                      -
       133,063,000.00        121,467,000.00         112,094,000.00         103,365,000.00                      -
        35,645,000.00         31,818,000.00          26,628,000.00          21,010,000.00                      -
        35,443,000.00         35,443,000.00          35,443,000.00          35,443,000.00                      -
       237,402,000.00        237,402,000.00         237,402,000.00         237,402,000.00         232,559,000.00
        56,200,000.00         56,200,000.00          56,200,000.00          56,200,000.00          56,200,000.00
        19,131,000.00         19,131,000.00          19,131,000.00          19,131,000.00          19,131,000.00
         9,566,000.00          9,566,000.00           9,566,000.00           9,566,000.00           9,566,000.00
        17,936,000.00         17,936,000.00          17,936,000.00          17,936,000.00          17,571,000.00
         9,566,000.00          9,566,000.00           9,566,000.00           4,879,000.00                      -
        13,083,000.00          6,856,000.00             976,000.00                      -                      -
                    -                     -                      -                      -                      -
                    -                     -                      -                      -                      -
                    -                     -                      -                      -                      -
                    -                     -                      -                      -                      -
                    -                     -                      -                      -                      -

       567,035,000.00        545,385,000.00         524,942,000.00         504,932,000.00         335,027,000.00




For purpose of deriving the Schedule WAC for the PAC IO, run the the following scenarios:

1) 100% CPY with a 1% Call for the PAC IO and 6% CDR starting in month 1, 35% loss severity, 12 month lag 2) 100% CPY with 1% Call for the PAC IO (after LO/YM) 3) 100% CPR with 1% Call for the PAC IO (after LO) 4) 0% CPR with 1 % Call for the PAC IO


                                           WAC                  WAC                   WAC                   WAC
  Payment Date        Period             Scen I               Scen II              Scen III               Scen IV
      12/10/2004                 0
       1/10/2005                 1            5.24821%              5.24821%              5.24821%              5.24821%
       2/10/2005                 2            5.24824%              5.24818%              5.24787%              5.24818%
       3/10/2005                 3            5.24858%              5.24842%              5.24866%              5.24842%
       4/10/2005                 4            5.42128%              5.42111%              5.42078%              5.42111%
       5/10/2005                 5            5.24829%              5.24807%              5.24776%              5.24807%
       6/10/2005                 6            5.42132%              5.42104%              5.42071%              5.42104%
       7/10/2005                 7            5.24834%              5.24800%              5.24769%              5.24800%
       8/10/2005                 8            5.42137%              5.42097%              5.42064%              5.42097%
       9/10/2005                 9            5.42138%              5.42092%              5.42059%              5.42092%
      10/10/2005                10            5.24837%              5.24787%              5.24756%              5.24787%
      11/10/2005                11            5.42138%              5.42080%              5.42047%              5.42080%
      12/10/2005                12            5.24837%              5.24776%              5.24744%              5.24776%
       1/10/2006                13            5.24837%              5.24769%              5.24738%              5.24769%
       2/10/2006                14            5.24835%              5.24765%              5.24734%              5.24765%
       3/10/2006                15            5.25137%              5.24795%              5.24763%              5.24795%
       4/10/2006                16            5.42128%              5.42052%              5.42019%              5.42052%
       5/10/2006                17            5.24826%              5.24750%              5.24719%              5.24750%
       6/10/2006                18            5.42122%              5.42042%              5.42009%              5.42042%
       7/10/2006                19            5.24821%              5.24741%              5.24709%              5.24741%
       8/10/2006                20            5.42117%              5.42032%              5.41999%              5.42032%
       9/10/2006                21            5.42115%              5.42028%              5.41995%              5.42028%
      10/10/2006                22            5.24814%              5.24727%              5.24696%              5.24727%
      11/10/2006                23            5.42110%              5.42018%              5.41985%              5.42018%
      12/10/2006                24            5.24810%              5.24718%              5.24687%              5.24718%
       1/10/2007                25            5.24808%              5.24714%              5.25577%              5.24714%
       2/10/2007                26            5.24806%              5.24710%              5.29365%              5.24710%
       3/10/2007                27            5.25117%              5.24747%              5.33016%              5.24747%
       4/10/2007                28            5.42098%              5.41994%              5.47892%              5.41994%
       5/10/2007                29            5.24799%              5.24696%              5.30219%              5.24696%
       6/10/2007                30            5.42094%              5.41984%              5.47893%              5.41984%
       7/10/2007                31            5.24796%              5.24687%              5.30220%              5.24687%
       8/10/2007                32            5.42089%              5.41975%              5.47894%              5.41975%
       9/10/2007                33            5.42088%              5.41971%              5.47894%              5.41971%
      10/10/2007                34            5.24790%              5.24674%              5.30221%              5.24674%
      11/10/2007                35            5.42084%              5.41961%              5.47895%              5.41961%
      12/10/2007                36            5.24787%              5.24665%              5.29957%              5.24665%
       1/10/2008                37            5.42079%              5.41951%              5.47623%              5.41951%
       2/10/2008                38            5.24783%              5.24656%              5.29959%              5.24656%
       3/10/2008                39            5.24888%              5.24667%              5.29978%              5.24667%
       4/10/2008                40            5.42073%              5.41936%              5.47626%              5.41936%
       5/10/2008                41            5.24778%              5.24642%              5.29962%              5.24642%
       6/10/2008                42            5.42069%              5.41927%              5.47628%              5.41927%
       7/10/2008                43            5.24775%              5.24633%              5.29964%              5.24633%
       8/10/2008                44            5.42066%              5.41917%              5.47630%              5.41917%
       9/10/2008                45            5.42064%              5.41912%              5.47631%              5.41912%
      10/10/2008                46            5.24770%              5.24619%              5.29967%              5.24619%
      11/10/2008                47            5.42061%              5.41902%              5.47633%              5.41902%
      12/10/2008                48            5.24738%              5.24578%              5.29969%              5.24610%
       1/10/2009                49            5.24735%              5.24573%              5.29970%              5.24604%
       2/10/2009                50            5.24734%              5.24569%              5.29971%              5.24600%
       3/10/2009                51            5.25814%              5.25380%              5.31087%              5.24646%
       4/10/2009                52            5.46030%              5.46030%              5.53346%              5.41874%
       5/10/2009                53            5.28623%              5.28623%              5.35495%              5.24584%
       6/10/2009                54            5.46013%              5.46013%              5.53344%              5.41863%
       7/10/2009                55            5.29943%              5.29988%              5.37404%              5.24573%
       8/10/2009                56            5.48180%              5.48231%              5.56443%              5.41697%
       9/10/2009                57            5.48361%              5.48404%              5.56728%              5.45961%
      10/10/2009                58            5.31859%              5.31899%              5.40155%              5.28554%
      11/10/2009                59            5.52700%              5.52767%              5.61297%              5.46705%
      12/10/2009                60            5.35141%              5.35173%              5.43189%              5.30512%
       1/10/2010                61            5.35156%              5.35162%              5.43188%              5.34080%
       2/10/2010                62            5.35153%              5.35153%              5.43189%              5.35153%
       3/10/2010                63            5.35481%              5.35205%              5.43261%              5.35637%
       4/10/2010                64            5.52713%              5.52713%              5.61294%              5.52713%
       5/10/2010                65            5.35122%              5.35122%              5.43188%              5.35122%
       6/10/2010                66            5.52692%              5.52692%              5.61295%              5.52692%
       7/10/2010                67            5.35102%              5.35102%              5.43189%              5.35102%
       8/10/2010                68            5.52670%              5.52670%              5.61295%              5.52670%
       9/10/2010                69            5.52660%              5.52660%              5.61295%              5.52660%
      10/10/2010                70            5.35072%              5.35072%              5.43189%              5.35072%
      11/10/2010                71            5.52639%              5.52639%              5.61295%              5.52639%
      12/10/2010                72            5.35051%              5.35051%              5.43189%              5.35051%
       1/10/2011                73            5.35040%              5.35040%              5.43189%              5.35040%
       2/10/2011                74            5.35030%              5.35030%              5.43189%              5.35030%
       3/10/2011                75            5.35360%              5.35086%              5.43267%              5.35086%
       4/10/2011                76            5.52580%              5.52580%              5.61294%              5.52580%
       5/10/2011                77            5.34996%              5.34996%              5.43188%              5.34996%
       6/10/2011                78            5.52556%              5.52556%              5.61294%              5.52556%
       7/10/2011                79            5.34974%              5.34974%              5.43188%              5.34974%
       8/10/2011                80            5.55174%              5.55205%              5.66023%              5.52533%
       9/10/2011                81            5.55175%              5.55191%              5.66022%              5.52521%
      10/10/2011                82            5.48849%              5.49069%              5.51246%              5.37567%
      11/10/2011                83            5.69579%              5.69770%              5.69619%              5.55161%
      12/10/2011                84            5.51298%              5.51389%              5.51244%              5.37527%


  PAC                Truncate               0.030%
IO WAC               4 Decimal               Strip

      5.24821%              5.24820%              5.21820%
      5.24787%              5.24780%              5.21780%
      5.24842%              5.24840%              5.21840%
      5.42078%              5.42070%              5.39070%
      5.24776%              5.24770%              5.21770%
      5.42071%              5.42070%              5.39070%
      5.24769%              5.24760%              5.21760%
      5.42064%              5.42060%              5.39060%
      5.42059%              5.42050%              5.39050%
      5.24756%              5.24750%              5.21750%
      5.42047%              5.42040%              5.39040%
      5.24744%              5.24740%              5.21740%
      5.24738%              5.24730%              5.21730%
      5.24734%              5.24730%              5.21730%
      5.24763%              5.24760%              5.21760%
      5.42019%              5.42010%              5.39010%
      5.24719%              5.24710%              5.21710%
      5.42009%              5.42000%              5.39000%
      5.24709%              5.24700%              5.21700%
      5.41999%              5.41990%              5.38990%
      5.41995%              5.41990%              5.38990%
      5.24696%              5.24690%              5.21690%
      5.41985%              5.41980%              5.38980%
      5.24687%              5.24680%              5.21680%
      5.24714%              5.24710%              5.21710%
      5.24710%              5.24700%              5.21700%
      5.24747%              5.24740%              5.21740%
      5.41994%              5.41990%              5.38990%
      5.24696%              5.24690%              5.21690%
      5.41984%              5.41980%              5.38980%
      5.24687%              5.24680%              5.21680%
      5.41975%              5.41970%              5.38970%
      5.41971%              5.41970%              5.38970%
      5.24674%              5.24670%              5.21670%
      5.41961%              5.41960%              5.38960%
      5.24665%              5.24660%              5.21660%
      5.41951%              5.41950%              5.38950%
      5.24656%              5.24650%              5.21650%
      5.24667%              5.24660%              5.21660%
      5.41936%              5.41930%              5.38930%
      5.24642%              5.24640%              5.21640%
      5.41927%              5.41920%              5.38920%
      5.24633%              5.24630%              5.21630%
      5.41917%              5.41910%              5.38910%
      5.41912%              5.41910%              5.38910%
      5.24619%              5.24610%              5.21610%
      5.41902%              5.41900%              5.38900%
      5.24578%              5.24570%              5.21570%
      5.24573%              5.24570%              5.21570%
      5.24569%              5.24560%              5.21560%
      5.24646%              5.24640%              5.21640%
      5.41874%              5.41870%              5.38870%
      5.24584%              5.24580%              5.21580%
      5.41863%              5.41860%              5.38860%
      5.24573%              5.24570%              5.21570%
      5.41697%              5.41690%              5.38690%
      5.45961%              5.45960%              5.42960%
      5.28554%              5.28550%              5.25550%
      5.46705%              5.46700%              5.43700%
      5.30512%              5.30510%              5.27510%
      5.34080%              5.34070%              5.31070%
      5.35153%              5.35150%              5.32150%
      5.35205%              5.35200%              5.32200%
      5.52713%              5.52710%              5.49710%
      5.35122%              5.35120%              5.32120%
      5.52692%              5.52690%              5.49690%
      5.35102%              5.35100%              5.32100%
      5.52670%              5.52670%              5.49670%
      5.52660%              5.52660%              5.49660%
      5.35072%              5.35070%              5.32070%
      5.52639%              5.52630%              5.49630%
      5.35051%              5.35050%              5.32050%
      5.35040%              5.35040%              5.32040%
      5.35030%              5.35030%              5.32030%
      5.35086%              5.35080%              5.32080%
      5.52580%              5.52570%              5.49570%
      5.34996%              5.34990%              5.31990%
      5.52556%              5.52550%              5.49550%
      5.34974%              5.34970%              5.31970%
      5.52533%              5.52530%              5.49530%
      5.52521%              5.52520%              5.49520%
      5.37567%              5.37560%              5.34560%
      5.55161%              5.55160%              5.52160%
      5.37527%              5.37520%              5.34520%



This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.



BACM 2004-06                                                                                          Banc of America Securities
Total Return
12/13/04 20:58:56, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Pricing\
PrePricing Structure II.oxd

             Grp                       Number of Units                      Beginning Balance                       Net WAC
                                                  79                               972,266,708.78                    5.2602%

       Settle Balance                   Issue Balance                         First Accrual                      First Payment
               956,589,348.00                     956,589,348.00                     12/01/2004                      01/10/2005

Class      Description            Fitch        S&P         Call        Class Offered        Principal Type        Settle Balance
A1         Fixed                  AAA          AAA         No          Yes                  Norm                   42,300,000.00
A2         Fixed                  AAA          AAA         No          Yes                  Norm                  193,677,000.00
A3         Fixed                  AAA          AAA         No          Yes                  Norm                  220,804,000.00
AAB        Fixed                  AAA          AAA         No          Yes                  Norm                   35,645,000.00
A4         Min(Fixed, Cap)        AAA          AAA         No          Yes                  Norm                   35,443,000.00
A5         Min(Fixed, Cap)        AAA          AAA         No          Yes                  Norm                  237,402,000.00
AJ         Min(Fixed, Cap)        AAA          AAA         No          Yes                  Norm                   56,200,000.00
B          Min(Fixed, Cap)        AA           AA          No          Yes                  Norm                   19,131,000.00
C          Min(Fixed, Cap)        AA-          AA-         No          Yes                  Norm                    9,566,000.00
D          Min(Fixed, Cap)        A            A           No          Yes                  Norm                   17,936,000.00
E          Min(Fixed, Cap)        A-           A-          No          Yes                  Norm                    9,566,000.00
F          WAC - Strip (8bps)     BBB+         BBB+        No          Yes                  Norm                   14,349,000.00
G          WAC                    BBB          BBB         No          Yes                  Norm                    9,566,000.00
H          WAC                    BBB-         BBB-        No          Yes                  Norm                   13,153,000.00
J          Min(Fixed, Cap)        BB+          BB+         No          Yes                  Norm                    5,979,000.00
K          Min(Fixed, Cap)        BB           BB          No          Yes                  Norm                    4,783,000.00
L          Min(Fixed, Cap)        BB-          BB-         No          Yes                  Norm                    4,783,000.00
M          Min(Fixed, Cap)        B+           B+          No          Yes                  Norm                    3,587,000.00
N          Min(Fixed, Cap)        B            B           No          Yes                  Norm                    3,587,000.00
O          Min(Fixed, Cap)        B-           B-          No          Yes                  Norm                    4,783,000.00
P          Min(Fixed, Cap)        UR           UR          No          Yes                  Norm                   14,349,348.00
XC         Support IO             AAA          AAA         Yes         Yes                  NTL                   956,589,348.00
XP         PAC IO                 AAA          AAA         Yes         Yes                  NTL                   927,081,000.00
                                                                                                                  956,589,348.00


WAM (Orig)             Amortization Term (Orig)               Age
   98.64                         308.70                       2.81

Settle Date                   Delay Days                Coll Default Pct                   Coll WAL                     Coll Mod Du
12/22/2004                         9                      0.00%                              7.870                           6.478

   Benchmark Swap                     Px Benchmark Yield                    Benchmark Swap Spread                    Px Spread
          0.38%                                      3.07%                               0.21%                             0.00%
          0.38%                                      3.50%                               0.16%                             0.00%
          0.43%                                      3.77%                               0.23%                             0.00%
          0.43%                                      3.80%                               0.27%                             0.00%
          0.43%                                      3.85%                               0.23%                             0.00%
          0.40%                                      4.11%                               0.25%                             0.00%
          0.40%                                      4.13%                               0.29%                             0.00%
          0.40%                                      4.14%                               0.33%                             0.00%
          0.40%                                      4.14%                               0.35%                             0.00%
          0.40%                                      4.14%                               0.41%                             0.00%
          0.40%                                      4.14%                               0.51%                             0.00%
          0.40%                                      4.14%                               0.75%                             0.00%
          0.40%                                      4.14%                               0.85%                             0.00%
          0.40%                                      4.14%                               1.30%                             0.00%
          0.00%                                      4.14%                               0.00%                             2.90%
          0.00%                                      4.14%                               0.00%                             3.30%
          0.00%                                      4.14%                               0.00%                             5.40%
          0.00%                                      4.15%                               0.00%                             7.10%
          0.00%                                      4.18%                               0.00%                             8.25%
          0.00%                                      4.18%                               0.00%                             9.25%
          0.00%                                      4.18%                               0.00%                             0.00%
          0.00%                                      3.83%                               0.00%                             2.00%
          0.00%                                      3.58%                               0.00%                             0.45%



                 Net Proceeds                         Accrued Interest                    Gross Proceeds
                    984,426,241.93                        2,928,555.82                        987,354,797.75

 Calculated Spread         WAL             Price                 Yield               Coupon           Begin Coupon
      0.59%                2.561           100.25060%            3.6576%             3.7730%            3.7730%
      0.54%                4.792           100.50194%            4.0344%             4.1400%            4.1400%
      0.66%                6.873           100.50316%            4.4203%             4.4840%            4.4840%
      0.70%                7.151           100.50388%            4.4970%             4.5570%            4.5570%
      0.66%                7.595           100.50389%            4.5127%             4.5670%            4.5670%
      0.65%                9.671           100.50465%            4.7610%             4.7950%            4.7950%
      0.69%                9.883           100.50343%            4.8223%             4.8540%            4.8540%
      0.73%                9.913           100.50158%            4.8653%             4.8960%            4.8960%
      0.75%                9.967           100.50388%            4.8907%             4.9210%            4.9210%
      0.81%                9.967           100.50230%            4.9507%             4.9800%            4.9800%
      0.91%                9.967           100.50513%            5.0507%             5.0790%            5.0790%
      1.15%                9.967           100.50311%            5.2907%             5.1682%           50.0000%
      1.25%                9.967           100.35901%            5.3907%             5.2482%           50.0000%
      1.70%                9.967            97.01500%            5.8407%             5.2482%           50.0000%
      2.90%                9.967            83.41109%            7.0449%             4.6490%            4.6490%
      3.30%                9.967            80.95091%            7.4449%             4.6490%            4.6490%
      5.40%                9.967            69.42289%            9.5449%             4.6490%            4.6490%
      7.10%               10.122            61.22526%           11.2530%             4.6490%            4.6490%
      8.25%               10.800            55.02033%           12.4251%             4.6490%            4.6490%
      9.25%               10.800            51.30043%           13.4251%             4.6490%            4.6490%
     17.82%               10.993            29.89206%           22.0000%             4.6490%            4.6490%
      2.00%                7.365             1.32073%            5.8254%             0.0498%            0.0000%
      0.45%                5.375             3.22919%            4.0310%             0.6679%            0.0000%
                           7.628           102.91002%            4.9156%             5.2482%            6.2865%

Coupon Strip Rate      Maturity (yrs)        Maturity Date       Principal Begin      Principal End      Principal Window
   0.0000%               4.551                 07/10/2009              1                   55                  55
   0.0000%               5.055                 01/10/2010             55                   61                   7
   0.0000%               6.970                 12/10/2011             81                   84                   4
   0.0000%               9.386                 05/10/2014             61                  113                  53
   0.0000%               7.638                 08/10/2012             85                   92                   8
   0.0000%               9.890                 11/10/2014            113                  119                   7
   0.0000%               9.890                 11/10/2014            119                  119                   1
   0.0000%               9.973                 12/10/2014            119                  120                   2
   0.0000%               9.973                 12/10/2014            120                  120                   1
   0.0000%               9.973                 12/10/2014            120                  120                   1
   0.0000%               9.973                 12/10/2014            120                  120                   1
   0.0000%               9.973                 12/10/2014            120                  120                   1
   0.0000%               9.973                 12/10/2014            120                  120                   1
   0.0000%               9.973                 12/10/2014            120                  120                   1
   0.0000%               9.973                 12/10/2014            120                  120                   1
   0.0000%               9.973                 12/10/2014            120                  120                   1
   0.0000%               9.973                 12/10/2014            120                  120                   1
   0.0000%              10.805                 10/10/2015            120                  130                  11
   0.0000%              10.805                 10/10/2015            130                  130                   1
   0.0000%              10.805                 10/10/2015            130                  130                   1
   0.0000%              14.808                 10/10/2019            130                  178                  49
   0.0000%              10.553                 07/10/2015              1                  127                 127
   0.0000%               6.970                 12/10/2011              6                   84                  79




Principal Begin Date    Principal End Date        Modified Duration         DV01           Net Proceeds         Accrued Interest
01/10/2005                    07/10/2009               2.372             10,080.83          42,406,002.64            93,098.78
07/10/2009                    01/10/2010               4.264             83,195.00         194,649,138.30           467,729.95
09/10/2011                    12/10/2011               5.794            128,916.68         221,915,000.27           577,549.66
01/10/2010                    05/10/2014               5.948             21,364.32          35,824,606.92            94,753.32
01/10/2012                    08/10/2012               6.285             22,447.34          35,621,595.06            94,423.11
05/10/2014                    11/10/2014               7.572            181,161.68         238,600,055.15           664,033.18
11/10/2014                    11/10/2014               7.680             43,498.52          56,482,925.24           159,130.30
11/10/2014                    12/10/2014               7.681             14,810.87          19,226,956.63            54,638.14
12/10/2014                    12/10/2014               7.704              7,427.93           9,614,201.29            27,460.00
12/10/2014                    12/10/2014               7.681             13,886.21          18,026,093.30            52,104.08
12/10/2014                    12/10/2014               7.643              7,370.09           9,614,320.68            28,341.67
12/10/2014                    12/10/2014               7.571             10,950.39          14,421,191.93            43,259.21
12/10/2014                    12/10/2014               7.538              7,258.73           9,600,342.85            29,285.88
12/10/2014                    12/10/2014               7.477              9,570.89          12,760,383.30            40,267.33
12/10/2014                    12/10/2014               7.487              3,746.04           4,987,149.30            16,214.55
12/10/2014                    12/10/2014               7.433              2,887.56           3,871,882.14            12,971.10
12/10/2014                    12/10/2014               7.144              2,381.54           3,320,496.83            12,971.10
12/10/2014                    10/10/2015               6.968              1,537.01           2,196,150.11             9,727.65
10/10/2015                    10/10/2015               7.049              1,398.02           1,973,579.35             9,727.65
10/10/2015                    10/10/2015               6.881              1,697.22           2,453,699.48            12,971.10
10/10/2015                    10/10/2019               5.447              2,357.67           4,289,315.37            38,914.24
01/10/2005                    07/10/2015               5.403              6,841.66          12,633,993.43            27,781.86
06/10/2005                    12/10/2011               2.719              8,239.22          29,937,162.36           361,201.99
                                                       6.072            593,025.40         984,426,241.93         2,928,555.82


Gross Proceeds
  42,499,101.42
 195,116,868.26
 222,492,549.93
  35,919,360.24
  35,716,018.16
 239,264,088.32
  56,642,055.54
  19,281,594.77
   9,641,661.29
  18,078,197.38
   9,642,662.35
  14,464,451.13
   9,629,628.73
  12,800,650.63
   5,003,363.85
   3,884,853.23
   3,333,467.93
   2,205,877.76
   1,983,306.99
   2,466,670.58
   4,328,229.61
  12,661,775.29
  30,298,364.36
 987,354,797.75

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Treasury Curve
Benchmark                                           Yield
Month 0                                             2.957
Month 1                                             2.957
Month 3                                             2.957
Month 6                                             2.957
Year 2                                              2.957
Year 3                                              3.153
Year 5                                              3.535
Year 10                                             4.149
Year 30                                             4.802

Swap

Benchmark                              Spread
Year 2                                             0.3625
Year 3                                             0.3950
Year 4                                             0.3950
Year 5                                             0.3750
Year 6                                             0.4100
Year 7                                             0.4275
Year 8                                             0.4300
Year 9                                             0.4175
Year 10                                            0.3950
Year 11                                            0.4525
Year 12                                            0.4975


Pricing Parameters
                                                                  Treasury         Interpolated                  CBE     Accrued
                                                    Balance        Spread            Yield           Price      Yield    Interest
Start Accrual Date:       12/1/2004   B Note   $15,677,360.55     3.00000%          3.62046        98.001146    6.43369  54,715.29
Settlement Date:        12/22/2004
Next Collateral Pay Date: 1/1/2005
1st Pay Date:             1/10/2005                     Balance        Gross Cpn            Net Cpn                Fee
Delay (Days):                9        A Note   67,935,229.07     4.741076923076920%   4.698976923076920%    0.042100000000000%
# of Days to 1st Pay Date:  18        B Note   15,677,360.55     5.810000000000000%   5.790000000000000%    0.020000000000000%
Days of Accrued:            21                 83,612,589.62     4.941500000000000%   4.903543750000000%    0.037956249999999%

SWAP
                    4   39.500
                    5   37.500

Treasury
3 Year                 3.15300
5 Year                 3.53500

                          Price/Yield Table - Class A-2

Security ID:          BACM Series 2004-6   Initial Balance:             195,270,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         4.238%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)            Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5    Scenario 6
-------------------------   ----------    ----------    ----------    ----------    ----------    ----------
During YM                         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty                    0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
During Open                      50.00%       100.00%         0.00%         0.00%        50.00%         0.00%

Defualt (CDR)               Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5    Scenario 6
-------------------------   ----------    ----------    ----------    ----------    ----------    ----------
Default Rate                      0.00%         0.00%         1.00%         5.00%         1.80%         0.00%
Loss Severity                     0.00%         0.00%        25.00%        50.00%        40.00%         0.00%
Lag (months)                         0             0            12            12            12             0
Default Starting in Month            0             0             1             1             1             0

Extension                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5    Scenario 6
-------------------------   ----------    ----------    ----------    ----------    ----------    ----------
Extension%                        0.00%         0.00%         0.00%         0.00%         0.00%        46.00%
Extension (months)                   0             0             0             0             0            36

                            Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5    Scenario 6
-------------------------   ----------    ----------    ----------    ----------    ----------    ----------
             100.00000000         4.25          4.25          4.25          4.25          4.25          4.25
             100.06250000         4.24          4.23          4.23          4.23          4.23          4.24
             100.12500000         4.22          4.22          4.22          4.21          4.22          4.23
             100.18750000         4.21          4.20          4.20          4.20          4.20          4.22
             100.25000000         4.19          4.19          4.19          4.18          4.19          4.20
             100.31250000         4.18          4.17          4.17          4.16          4.17          4.19
             100.37500000         4.16          4.16          4.16          4.15          4.16          4.18
             100.43750000         4.15          4.14          4.14          4.13          4.14          4.17
             100.50000000         4.13          4.12          4.13          4.11          4.13          4.15
             100.56250000         4.12          4.11          4.11          4.10          4.11          4.14
             100.62500000         4.10          4.09          4.10          4.08          4.09          4.13
             100.68750000         4.09          4.08          4.08          4.06          4.08          4.12
             100.75000000         4.07          4.06          4.07          4.05          4.06          4.10
             100.81250000         4.06          4.05          4.05          4.03          4.05          4.09
             100.87500000         4.04          4.03          4.04          4.01          4.03          4.08
             100.93750000         4.03          4.02          4.02          4.00          4.02          4.07
             101.00000000         4.02          4.00          4.01          3.98          4.00          4.05
WAL (yrs)                         4.75          4.47          4.64          4.14          4.51          5.69
Mod Dur                           4.22          3.99         4.130         3.710         4.020          4.94
First Prin Pay               3/10/2009     2/10/2009     2/10/2008     1/10/2007    10/10/2007    07/10/2009
Maturity                     1/10/2010     1/10/2010    12/10/2009    12/10/2009    12/10/2009    12/10/2011
Yield Spread                     58.24         63.45         60.31         69.57         62.79         45.79

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-4

Security ID:          BACM Series 2004-6   Initial Balance:             250,433,000
Settlement Date:      12/22/04             Initial Pass-Through Rate:         4.914%
Accrual Start Date:   12/01/04
First Pay Date:       01/10/05

Prepayment (CPR)            Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5    Scenario 6
-------------------------   ----------    ----------    ----------    ----------    ----------    ----------
During YM                         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
During Penalty                    0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
During Open                      50.00%       100.00%         0.00%         0.00%        50.00%         0.00%

Defualt (CDR)               Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5    Scenario 6
-------------------------   ----------    ----------    ----------    ----------    ----------    ----------
Default Rate                      0.00%         0.00%         1.00%         5.00%         1.80%         0.00%
Loss Severity                     0.00%         0.00%        25.00%        50.00%        40.00%         0.00%
Lag (months)                         0             0            12            12            12             0
Default Starting in Month            0             0             1             1             1             0

Extension                   Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5    Scenario 6
-------------------------   ----------    ----------    ----------    ----------    ----------    ----------
Extension%                        0.00%         0.00%         0.00%         0.00%         0.00%       100.00%
Extension (months)                   0             0             0             0             0            36

                            Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5    Scenario 6
-------------------------   ----------    ----------    ----------    ----------    ----------    ----------
             100.00000000         4.95          4.95          4.95          4.95          4.95          4.95
             100.06250000         4.94          4.94          4.94          4.94          4.94          4.94
             100.12500000         4.93          4.93          4.93          4.93          4.93          4.93
             100.18750000         4.92          4.92          4.92          4.92          4.92          4.92
             100.25000000         4.91          4.91          4.91          4.91          4.91          4.92
             100.31250000         4.91          4.91          4.91          4.91          4.91          4.91
             100.37500000         4.90          4.90          4.90          4.90          4.90          4.90
             100.43750000         4.89          4.89          4.89          4.89          4.89          4.89
             100.50000000         4.88          4.88          4.88          4.88          4.88          4.88
             100.56250000         4.87          4.87          4.87          4.87          4.87          4.88
             100.62500000         4.87          4.86          4.86          4.87          4.86          4.87
             100.68750000         4.86          4.85          4.86          4.86          4.86          4.86
             100.75000000         4.85          4.85          4.85          4.85          4.85          4.85
             100.81250000         4.84          4.84          4.84          4.84          4.84          4.84
             100.87500000         4.83          4.83          4.83          4.83          4.83          4.84
             100.93750000         4.82          4.82          4.82          4.82          4.82          4.83
             101.00000000         4.82          4.81          4.82          4.82          4.81          4.82
WAL (yrs)                         9.62          9.38          9.58          9.63          9.52         10.02
Mod Dur                           7.49          7.35          7.47          7.50          7.43          7.74
First Prin Pay              10/10/2013     8/10/2013     8/10/2012     9/10/2012     8/10/2012    09/10/2014
Maturity                    11/10/2014     8/10/2014    11/10/2014    12/10/2014    11/10/2014    06/10/2016
Yield Spread                     66.83         69.77         67.27         66.64         68.05         61.97

                                   Assumptions

1% Cleanup Call is Not Exercised

Initial Balance is as of December 2004

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

  Treasury Curve as of
-------------------------
Term (Yrs)   Yield (BEY%)
----------   ------------
      1/12          2.930%
       1/4          2.930%
       1/2          2.930%
         2          2.930%
         3          3.170%
         5          3.605%
        10          4.264%
        30          4.933%

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

BACM 2004-06                                         Banc of America Securities
50% CPP
A2

12/10/04 11:26:35, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd

-------------------------------------------------------------------------------------------------------------------------
            Payment                          Principal                     Interest    Interest
  Period      Date         Beg Balance        Payment      Interest Due    Payment      Short     Expense   Total Payment
-------------------------------------------------------------------------------------------------------------------------
     1     01/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     2     02/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     3     03/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     4     04/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     5     05/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     6     06/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     7     07/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     8     08/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     9     09/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    10     10/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    11     11/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    12     12/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    13     01/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    14     02/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    15     03/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    16     04/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    17     05/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    18     06/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    19     07/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    20     08/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    21     09/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    22     10/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    23     11/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    24     12/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    25     01/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    26     02/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    27     03/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    28     04/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    29     05/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    30     06/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    31     07/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    32     08/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    33     09/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    34     10/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    35     11/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    36     12/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    37     01/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    38     02/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    39     03/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    40     04/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    41     05/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    42     06/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    43     07/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    44     08/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    45     09/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    46     10/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    47     11/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    48     12/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    49     01/10/2009     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    50     02/10/2009     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    51     03/10/2009     195,270,000.00    2,961,426.68     689,628.55   689,628.55       0.00      0.00    3,651,055.23
    52     04/10/2009     192,308,573.32    5,339,174.71     679,169.78   679,169.78       0.00      0.00    6,018,344.49
    53     05/10/2009     186,969,398.61    5,182,462.22     660,313.59   660,313.59       0.00      0.00    5,842,775.81
    54     06/10/2009     181,786,936.39    6,213,181.90     642,010.86   642,010.86       0.00      0.00    6,855,192.76
    55     07/10/2009     175,573,754.49   24,576,354.13     620,067.98   620,067.98       0.00      0.00   25,196,422.11
    56     08/10/2009     150,997,400.36   50,175,629.81     533,272.49   533,272.49       0.00      0.00   50,708,902.29
    57     09/10/2009     100,821,770.56    3,835,745.17     356,068.89   356,068.89       0.00      0.00    4,191,814.05
    58     10/10/2009      96,986,025.39   15,594,853.26     342,522.31   342,522.31       0.00      0.00   15,937,375.57
    59     11/10/2009      81,391,172.13   22,526,925.82     287,446.49   287,446.49       0.00      0.00   22,814,372.31
    60     12/10/2009      58,864,246.31   42,161,821.07     207,888.90   207,888.90       0.00      0.00   42,369,709.96
    61     01/10/2010      16,702,425.25   16,702,425.25      58,987.40    58,987.40       0.00      0.00   16,761,412.65
-------------------------------------------------------------------------------------------------------------------------


-----------------------------------
                            Coupon
  Period    End Balance      Paid
-----------------------------------
     1     195,270,000.00   4.2380%
     2     195,270,000.00   4.2380%
     3     195,270,000.00   4.2380%
     4     195,270,000.00   4.2380%
     5     195,270,000.00   4.2380%
     6     195,270,000.00   4.2380%
     7     195,270,000.00   4.2380%
     8     195,270,000.00   4.2380%
     9     195,270,000.00   4.2380%
    10     195,270,000.00   4.2380%
    11     195,270,000.00   4.2380%
    12     195,270,000.00   4.2380%
    13     195,270,000.00   4.2380%
    14     195,270,000.00   4.2380%
    15     195,270,000.00   4.2380%
    16     195,270,000.00   4.2380%
    17     195,270,000.00   4.2380%
    18     195,270,000.00   4.2380%
    19     195,270,000.00   4.2380%
    20     195,270,000.00   4.2380%
    21     195,270,000.00   4.2380%
    22     195,270,000.00   4.2380%
    23     195,270,000.00   4.2380%
    24     195,270,000.00   4.2380%
    25     195,270,000.00   4.2380%
    26     195,270,000.00   4.2380%
    27     195,270,000.00   4.2380%
    28     195,270,000.00   4.2380%
    29     195,270,000.00   4.2380%
    30     195,270,000.00   4.2380%
    31     195,270,000.00   4.2380%
    32     195,270,000.00   4.2380%
    33     195,270,000.00   4.2380%
    34     195,270,000.00   4.2380%
    35     195,270,000.00   4.2380%
    36     195,270,000.00   4.2380%
    37     195,270,000.00   4.2380%
    38     195,270,000.00   4.2380%
    39     195,270,000.00   4.2380%
    40     195,270,000.00   4.2380%
    41     195,270,000.00   4.2380%
    42     195,270,000.00   4.2380%
    43     195,270,000.00   4.2380%
    44     195,270,000.00   4.2380%
    45     195,270,000.00   4.2380%
    46     195,270,000.00   4.2380%
    47     195,270,000.00   4.2380%
    48     195,270,000.00   4.2380%
    49     195,270,000.00   4.2380%
    50     195,270,000.00   4.2380%
    51     192,308,573.32   4.2380%
    52     186,969,398.61   4.2380%
    53     181,786,936.39   4.2380%
    54     175,573,754.49   4.2380%
    55     150,997,400.36   4.2380%
    56     100,821,770.56   4.2380%
    57      96,986,025.39   4.2380%
    58      81,391,172.13   4.2380%
    59      58,864,246.31   4.2380%
    60      16,702,425.25   4.2380%
    61               0.00   4.2380%
-----------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
50% CPP
A4

12/10/04 11:26:35, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd


---------------------------------------------------------------------------------------------------------------------------
            Payment                          Principal                      Interest     Interest
  Period      Date         Beg Balance        Payment      Interest Due     Payment       Short     Expense   Total Payment
---------------------------------------------------------------------------------------------------------------------------
     1     01/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     2     02/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     3     03/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     4     04/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     5     05/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     6     06/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     7     07/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     8     08/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     9     09/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    10     10/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    11     11/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    12     12/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    13     01/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    14     02/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    15     03/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    16     04/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    17     05/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    18     06/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    19     07/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    20     08/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    21     09/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    22     10/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    23     11/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    24     12/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    25     01/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    26     02/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    27     03/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    28     04/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    29     05/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    30     06/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    31     07/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    32     08/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    33     09/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    34     10/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    35     11/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    36     12/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    37     01/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    38     02/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    39     03/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    40     04/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    41     05/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    42     06/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    43     07/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    44     08/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    45     09/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    46     10/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    47     11/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    48     12/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    49     01/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    50     02/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    51     03/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    52     04/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    53     05/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    54     06/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    55     07/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    56     08/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    57     09/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    58     10/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    59     11/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    60     12/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    61     01/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    62     02/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    63     03/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    64     04/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    65     05/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    66     06/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    67     07/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    68     08/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    69     09/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    70     10/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    71     11/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    72     12/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    73     01/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    74     02/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    75     03/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    76     04/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    77     05/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    78     06/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    79     07/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    80     08/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    81     09/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    82     10/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    83     11/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    84     12/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    85     01/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    86     02/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    87     03/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    88     04/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    89     05/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    90     06/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    91     07/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    92     08/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    93     09/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    94     10/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    95     11/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    96     12/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    97     01/10/2013     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    98     02/10/2013     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    99     03/10/2013     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   100     04/10/2013     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   101     05/10/2013     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   102     06/10/2013     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   103     07/10/2013     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   104     08/10/2013     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   105     09/10/2013     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   106     10/10/2013     250,433,000.00       68,725.12   1,025,523.14   1,025,523.14       0.00      0.00    1,094,248.26
   107     11/10/2013     250,364,274.88      890,249.96   1,025,241.71   1,025,241.71       0.00      0.00    1,915,491.67
   108     12/10/2013     249,474,024.91      955,818.68   1,021,596.13   1,021,596.13       0.00      0.00    1,977,414.81
   109     01/10/2014     248,518,206.23    3,417,811.07   1,017,682.05   1,017,682.05       0.00      0.00    4,435,493.12
   110     02/10/2014     245,100,395.16    4,298,499.74   1,003,686.12   1,003,686.12       0.00      0.00    5,302,185.86
   111     03/10/2014     240,801,895.42    4,295,408.64     986,083.76     986,083.76       0.00      0.00    5,281,492.40
   112     04/10/2014     236,506,486.78    3,905,152.71     968,494.06     968,494.06       0.00      0.00    4,873,646.78
   113     05/10/2014     232,601,334.07   20,741,519.53     952,502.46     952,502.46       0.00      0.00   21,694,021.99
   114     06/10/2014     211,859,814.54    7,088,763.38     867,565.94     867,565.94       0.00      0.00    7,956,329.32
   115     07/10/2014     204,771,051.16   67,875,914.28     838,537.45     838,537.45       0.00      0.00   68,714,451.73
   116     08/10/2014     136,895,136.88   22,564,926.89     560,585.59     560,585.59       0.00      0.00   23,125,512.47
   117     09/10/2014     114,330,209.99   36,783,862.53     468,182.21     468,182.21       0.00      0.00   37,252,044.74
   118     10/10/2014      77,546,347.46   71,519,717.65     317,552.29     317,552.29       0.00      0.00   71,837,269.95
   119     11/10/2014       6,026,629.81    6,026,629.81      24,679.05      24,679.05       0.00      0.00    6,051,308.86
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------
                            Coupon
  Period    End Balance      Paid
-----------------------------------
     1     250,433,000.00   4.9140%
     2     250,433,000.00   4.9140%
     3     250,433,000.00   4.9140%
     4     250,433,000.00   4.9140%
     5     250,433,000.00   4.9140%
     6     250,433,000.00   4.9140%
     7     250,433,000.00   4.9140%
     8     250,433,000.00   4.9140%
     9     250,433,000.00   4.9140%
    10     250,433,000.00   4.9140%
    11     250,433,000.00   4.9140%
    12     250,433,000.00   4.9140%
    13     250,433,000.00   4.9140%
    14     250,433,000.00   4.9140%
    15     250,433,000.00   4.9140%
    16     250,433,000.00   4.9140%
    17     250,433,000.00   4.9140%
    18     250,433,000.00   4.9140%
    19     250,433,000.00   4.9140%
    20     250,433,000.00   4.9140%
    21     250,433,000.00   4.9140%
    22     250,433,000.00   4.9140%
    23     250,433,000.00   4.9140%
    24     250,433,000.00   4.9140%
    25     250,433,000.00   4.9140%
    26     250,433,000.00   4.9140%
    27     250,433,000.00   4.9140%
    28     250,433,000.00   4.9140%
    29     250,433,000.00   4.9140%
    30     250,433,000.00   4.9140%
    31     250,433,000.00   4.9140%
    32     250,433,000.00   4.9140%
    33     250,433,000.00   4.9140%
    34     250,433,000.00   4.9140%
    35     250,433,000.00   4.9140%
    36     250,433,000.00   4.9140%
    37     250,433,000.00   4.9140%
    38     250,433,000.00   4.9140%
    39     250,433,000.00   4.9140%
    40     250,433,000.00   4.9140%
    41     250,433,000.00   4.9140%
    42     250,433,000.00   4.9140%
    43     250,433,000.00   4.9140%
    44     250,433,000.00   4.9140%
    45     250,433,000.00   4.9140%
    46     250,433,000.00   4.9140%
    47     250,433,000.00   4.9140%
    48     250,433,000.00   4.9140%
    49     250,433,000.00   4.9140%
    50     250,433,000.00   4.9140%
    51     250,433,000.00   4.9140%
    52     250,433,000.00   4.9140%
    53     250,433,000.00   4.9140%
    54     250,433,000.00   4.9140%
    55     250,433,000.00   4.9140%
    56     250,433,000.00   4.9140%
    57     250,433,000.00   4.9140%
    58     250,433,000.00   4.9140%
    59     250,433,000.00   4.9140%
    60     250,433,000.00   4.9140%
    61     250,433,000.00   4.9140%
    62     250,433,000.00   4.9140%
    63     250,433,000.00   4.9140%
    64     250,433,000.00   4.9140%
    65     250,433,000.00   4.9140%
    66     250,433,000.00   4.9140%
    67     250,433,000.00   4.9140%
    68     250,433,000.00   4.9140%
    69     250,433,000.00   4.9140%
    70     250,433,000.00   4.9140%
    71     250,433,000.00   4.9140%
    72     250,433,000.00   4.9140%
    73     250,433,000.00   4.9140%
    74     250,433,000.00   4.9140%
    75     250,433,000.00   4.9140%
    76     250,433,000.00   4.9140%
    77     250,433,000.00   4.9140%
    78     250,433,000.00   4.9140%
    79     250,433,000.00   4.9140%
    80     250,433,000.00   4.9140%
    81     250,433,000.00   4.9140%
    82     250,433,000.00   4.9140%
    83     250,433,000.00   4.9140%
    84     250,433,000.00   4.9140%
    85     250,433,000.00   4.9140%
    86     250,433,000.00   4.9140%
    87     250,433,000.00   4.9140%
    88     250,433,000.00   4.9140%
    89     250,433,000.00   4.9140%
    90     250,433,000.00   4.9140%
    91     250,433,000.00   4.9140%
    92     250,433,000.00   4.9140%
    93     250,433,000.00   4.9140%
    94     250,433,000.00   4.9140%
    95     250,433,000.00   4.9140%
    96     250,433,000.00   4.9140%
    97     250,433,000.00   4.9140%
    98     250,433,000.00   4.9140%
    99     250,433,000.00   4.9140%
   100     250,433,000.00   4.9140%
   101     250,433,000.00   4.9140%
   102     250,433,000.00   4.9140%
   103     250,433,000.00   4.9140%
   104     250,433,000.00   4.9140%
   105     250,433,000.00   4.9140%
   106     250,364,274.88   4.9140%
   107     249,474,024.91   4.9140%
   108     248,518,206.23   4.9140%
   109     245,100,395.16   4.9140%
   110     240,801,895.42   4.9140%
   111     236,506,486.78   4.9140%
   112     232,601,334.07   4.9140%
   113     211,859,814.54   4.9140%
   114     204,771,051.16   4.9140%
   115     136,895,136.88   4.9140%
   116     114,330,209.99   4.9140%
   117      77,546,347.46   4.9140%
   118       6,026,629.81   4.9140%
   119               0.00   4.9140%
-----------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
BCF @ 100% CPP
A2

12/10/04 11:29:22, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd

-------------------------------------------------------------------------------------------------------------------------
            Payment                          Principal                     Interest    Interest
  Period      Date         Beg Balance        Payment      Interest Due    Payment      Short     Expense   Total Payment
-------------------------------------------------------------------------------------------------------------------------
     1     01/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     2     02/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     3     03/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     4     04/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     5     05/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     6     06/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     7     07/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     8     08/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     9     09/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    10     10/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    11     11/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    12     12/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    13     01/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    14     02/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    15     03/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    16     04/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    17     05/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    18     06/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    19     07/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    20     08/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    21     09/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    22     10/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    23     11/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    24     12/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    25     01/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    26     02/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    27     03/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    28     04/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    29     05/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    30     06/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    31     07/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    32     08/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    33     09/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    34     10/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    35     11/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    36     12/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    37     01/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    38     02/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    39     03/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    40     04/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    41     05/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    42     06/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    43     07/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    44     08/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    45     09/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    46     10/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    47     11/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    48     12/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    49     01/10/2009     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    50     02/10/2009     195,270,000.00   17,556,352.08     689,628.55   689,628.55       0.00      0.00   18,245,980.63
    51     03/10/2009     177,713,647.92   64,555,569.49     627,625.37   627,625.37       0.00      0.00   65,183,194.85
    52     04/10/2009     113,158,078.44      788,276.52     399,636.61   399,636.61       0.00      0.00    1,187,913.14
    53     05/10/2009     112,369,801.91      882,745.58     396,852.68   396,852.68       0.00      0.00    1,279,598.27
    54     06/10/2009     111,487,056.33   25,273,655.42     393,735.12   393,735.12       0.00      0.00   25,667,390.54
    55     07/10/2009      86,213,400.92   12,787,057.16     304,476.99   304,476.99       0.00      0.00   13,091,534.15
    56     08/10/2009      73,426,343.76    8,797,451.46     259,317.37   259,317.37       0.00      0.00    9,056,768.83
    57     09/10/2009      64,628,892.30   17,982,647.17     228,247.70   228,247.70       0.00      0.00   18,210,894.87
    58     10/10/2009      46,646,245.13   44,158,452.52     164,738.99   164,738.99       0.00      0.00   44,323,191.51
    59     11/10/2009       2,487,792.61      778,692.57       8,786.05     8,786.05       0.00      0.00      787,478.62
    60     12/10/2009       1,709,100.04      899,617.04       6,035.97     6,035.97       0.00      0.00      905,653.01
    61     01/10/2010         809,483.00      809,483.00       2,858.82     2,858.82       0.00      0.00      812,341.82
-------------------------------------------------------------------------------------------------------------------------


-----------------------------------
                            Coupon
  Period    End Balance      Paid
-----------------------------------
     1     195,270,000.00   4.2380%
     2     195,270,000.00   4.2380%
     3     195,270,000.00   4.2380%
     4     195,270,000.00   4.2380%
     5     195,270,000.00   4.2380%
     6     195,270,000.00   4.2380%
     7     195,270,000.00   4.2380%
     8     195,270,000.00   4.2380%
     9     195,270,000.00   4.2380%
    10     195,270,000.00   4.2380%
    11     195,270,000.00   4.2380%
    12     195,270,000.00   4.2380%
    13     195,270,000.00   4.2380%
    14     195,270,000.00   4.2380%
    15     195,270,000.00   4.2380%
    16     195,270,000.00   4.2380%
    17     195,270,000.00   4.2380%
    18     195,270,000.00   4.2380%
    19     195,270,000.00   4.2380%
    20     195,270,000.00   4.2380%
    21     195,270,000.00   4.2380%
    22     195,270,000.00   4.2380%
    23     195,270,000.00   4.2380%
    24     195,270,000.00   4.2380%
    25     195,270,000.00   4.2380%
    26     195,270,000.00   4.2380%
    27     195,270,000.00   4.2380%
    28     195,270,000.00   4.2380%
    29     195,270,000.00   4.2380%
    30     195,270,000.00   4.2380%
    31     195,270,000.00   4.2380%
    32     195,270,000.00   4.2380%
    33     195,270,000.00   4.2380%
    34     195,270,000.00   4.2380%
    35     195,270,000.00   4.2380%
    36     195,270,000.00   4.2380%
    37     195,270,000.00   4.2380%
    38     195,270,000.00   4.2380%
    39     195,270,000.00   4.2380%
    40     195,270,000.00   4.2380%
    41     195,270,000.00   4.2380%
    42     195,270,000.00   4.2380%
    43     195,270,000.00   4.2380%
    44     195,270,000.00   4.2380%
    45     195,270,000.00   4.2380%
    46     195,270,000.00   4.2380%
    47     195,270,000.00   4.2380%
    48     195,270,000.00   4.2380%
    49     195,270,000.00   4.2380%
    50     177,713,647.92   4.2380%
    51     113,158,078.44   4.2380%
    52     112,369,801.91   4.2380%
    53     111,487,056.33   4.2380%
    54      86,213,400.92   4.2380%
    55      73,426,343.76   4.2380%
    56      64,628,892.30   4.2380%
    57      46,646,245.13   4.2380%
    58       2,487,792.61   4.2380%
    59       1,709,100.04   4.2380%
    60         809,483.00   4.2380%
    61               0.00   4.2380%
-----------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
BCF @ 100% CPP
A4

12/10/04 11:29:22, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd


---------------------------------------------------------------------------------------------------------------------------
            Payment                          Principal                      Interest     Interest
  Period      Date         Beg Balance        Payment      Interest Due     Payment       Short     Expense   Total Payment
---------------------------------------------------------------------------------------------------------------------------
     1     01/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     2     02/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     3     03/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     4     04/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     5     05/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     6     06/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     7     07/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     8     08/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     9     09/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    10     10/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    11     11/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    12     12/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    13     01/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    14     02/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    15     03/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    16     04/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    17     05/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    18     06/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    19     07/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    20     08/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    21     09/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    22     10/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    23     11/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    24     12/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    25     01/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    26     02/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    27     03/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    28     04/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    29     05/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    30     06/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    31     07/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    32     08/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    33     09/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    34     10/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    35     11/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    36     12/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    37     01/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    38     02/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    39     03/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    40     04/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    41     05/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    42     06/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    43     07/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    44     08/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    45     09/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    46     10/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    47     11/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    48     12/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    49     01/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    50     02/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    51     03/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    52     04/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    53     05/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    54     06/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    55     07/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    56     08/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    57     09/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    58     10/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    59     11/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    60     12/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    61     01/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    62     02/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    63     03/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    64     04/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    65     05/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    66     06/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    67     07/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    68     08/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    69     09/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    70     10/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    71     11/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    72     12/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    73     01/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    74     02/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    75     03/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    76     04/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    77     05/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    78     06/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    79     07/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    80     08/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    81     09/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    82     10/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    83     11/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    84     12/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    85     01/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    86     02/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    87     03/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    88     04/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    89     05/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    90     06/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    91     07/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    92     08/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    93     09/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    94     10/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    95     11/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    96     12/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    97     01/10/2013     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    98     02/10/2013     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    99     03/10/2013     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   100     04/10/2013     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   101     05/10/2013     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   102     06/10/2013     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   103     07/10/2013     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
   104     08/10/2013     250,433,000.00      385,290.07   1,025,523.14   1,025,523.14       0.00      0.00    1,410,813.20
   105     09/10/2013     250,047,709.93      770,728.16   1,023,945.37   1,023,945.37       0.00      0.00    1,794,673.53
   106     10/10/2013     249,276,981.77      842,705.88   1,020,789.24   1,020,789.24       0.00      0.00    1,863,495.13
   107     11/10/2013     248,434,275.89      778,466.44   1,017,338.36   1,017,338.36       0.00      0.00    1,795,804.79
   108     12/10/2013     247,655,809.45      850,230.57   1,014,150.54   1,014,150.54       0.00      0.00    1,864,381.10
   109     01/10/2014     246,805,578.89   45,904,607.50   1,010,668.85   1,010,668.85       0.00      0.00   46,915,276.35
   110     02/10/2014     200,900,971.38   19,100,533.02     822,689.48     822,689.48       0.00      0.00   19,923,222.50
   111     03/10/2014     181,800,438.36      882,517.84     744,472.80     744,472.80       0.00      0.00    1,626,990.63
   112     04/10/2014     180,917,920.52      714,113.32     740,858.88     740,858.88       0.00      0.00    1,454,972.20
   113     05/10/2014     180,203,807.20   44,448,561.84     737,934.59     737,934.59       0.00      0.00   45,186,496.43
   114     06/10/2014     135,755,245.37   37,397,210.51     555,917.73     555,917.73       0.00      0.00   37,953,128.24
   115     07/10/2014      98,358,034.86   71,690,618.26     402,776.15     402,776.15       0.00      0.00   72,093,394.41
   116     08/10/2014      26,667,416.60   26,667,416.60     109,203.07     109,203.07       0.00      0.00   26,776,619.67
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------
                            Coupon
  Period    End Balance      Paid
-----------------------------------
     1     250,433,000.00   4.9140%
     2     250,433,000.00   4.9140%
     3     250,433,000.00   4.9140%
     4     250,433,000.00   4.9140%
     5     250,433,000.00   4.9140%
     6     250,433,000.00   4.9140%
     7     250,433,000.00   4.9140%
     8     250,433,000.00   4.9140%
     9     250,433,000.00   4.9140%
    10     250,433,000.00   4.9140%
    11     250,433,000.00   4.9140%
    12     250,433,000.00   4.9140%
    13     250,433,000.00   4.9140%
    14     250,433,000.00   4.9140%
    15     250,433,000.00   4.9140%
    16     250,433,000.00   4.9140%
    17     250,433,000.00   4.9140%
    18     250,433,000.00   4.9140%
    19     250,433,000.00   4.9140%
    20     250,433,000.00   4.9140%
    21     250,433,000.00   4.9140%
    22     250,433,000.00   4.9140%
    23     250,433,000.00   4.9140%
    24     250,433,000.00   4.9140%
    25     250,433,000.00   4.9140%
    26     250,433,000.00   4.9140%
    27     250,433,000.00   4.9140%
    28     250,433,000.00   4.9140%
    29     250,433,000.00   4.9140%
    30     250,433,000.00   4.9140%
    31     250,433,000.00   4.9140%
    32     250,433,000.00   4.9140%
    33     250,433,000.00   4.9140%
    34     250,433,000.00   4.9140%
    35     250,433,000.00   4.9140%
    36     250,433,000.00   4.9140%
    37     250,433,000.00   4.9140%
    38     250,433,000.00   4.9140%
    39     250,433,000.00   4.9140%
    40     250,433,000.00   4.9140%
    41     250,433,000.00   4.9140%
    42     250,433,000.00   4.9140%
    43     250,433,000.00   4.9140%
    44     250,433,000.00   4.9140%
    45     250,433,000.00   4.9140%
    46     250,433,000.00   4.9140%
    47     250,433,000.00   4.9140%
    48     250,433,000.00   4.9140%
    49     250,433,000.00   4.9140%
    50     250,433,000.00   4.9140%
    51     250,433,000.00   4.9140%
    52     250,433,000.00   4.9140%
    53     250,433,000.00   4.9140%
    54     250,433,000.00   4.9140%
    55     250,433,000.00   4.9140%
    56     250,433,000.00   4.9140%
    57     250,433,000.00   4.9140%
    58     250,433,000.00   4.9140%
    59     250,433,000.00   4.9140%
    60     250,433,000.00   4.9140%
    61     250,433,000.00   4.9140%
    62     250,433,000.00   4.9140%
    63     250,433,000.00   4.9140%
    64     250,433,000.00   4.9140%
    65     250,433,000.00   4.9140%
    66     250,433,000.00   4.9140%
    67     250,433,000.00   4.9140%
    68     250,433,000.00   4.9140%
    69     250,433,000.00   4.9140%
    70     250,433,000.00   4.9140%
    71     250,433,000.00   4.9140%
    72     250,433,000.00   4.9140%
    73     250,433,000.00   4.9140%
    74     250,433,000.00   4.9140%
    75     250,433,000.00   4.9140%
    76     250,433,000.00   4.9140%
    77     250,433,000.00   4.9140%
    78     250,433,000.00   4.9140%
    79     250,433,000.00   4.9140%
    80     250,433,000.00   4.9140%
    81     250,433,000.00   4.9140%
    82     250,433,000.00   4.9140%
    83     250,433,000.00   4.9140%
    84     250,433,000.00   4.9140%
    85     250,433,000.00   4.9140%
    86     250,433,000.00   4.9140%
    87     250,433,000.00   4.9140%
    88     250,433,000.00   4.9140%
    89     250,433,000.00   4.9140%
    90     250,433,000.00   4.9140%
    91     250,433,000.00   4.9140%
    92     250,433,000.00   4.9140%
    93     250,433,000.00   4.9140%
    94     250,433,000.00   4.9140%
    95     250,433,000.00   4.9140%
    96     250,433,000.00   4.9140%
    97     250,433,000.00   4.9140%
    98     250,433,000.00   4.9140%
    99     250,433,000.00   4.9140%
   100     250,433,000.00   4.9140%
   101     250,433,000.00   4.9140%
   102     250,433,000.00   4.9140%
   103     250,433,000.00   4.9140%
   104     250,047,709.93   4.9140%
   105     249,276,981.77   4.9140%
   106     248,434,275.89   4.9140%
   107     247,655,809.45   4.9140%
   108     246,805,578.89   4.9140%
   109     200,900,971.38   4.9140%
   110     181,800,438.36   4.9140%
   111     180,917,920.52   4.9140%
   112     180,203,807.20   4.9140%
   113     135,755,245.37   4.9140%
   114      98,358,034.86   4.9140%
   115      26,667,416.60   4.9140%
   116               0.00   4.9140%
-----------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
A2
BCF @ 1% CDR, start month 1, 25% loss, 12 month delay

12/10/04 13:11:41, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd


-------------------------------------------------------------------------------------------------------------------------
            Payment                          Principal                     Interest    Interest
  Period      Date         Beg Balance        Payment      Interest Due    Payment      Short     Expense   Total Payment
-------------------------------------------------------------------------------------------------------------------------
     1     01/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     2     02/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     3     03/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     4     04/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     5     05/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     6     06/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     7     07/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     8     08/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
     9     09/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    10     10/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    11     11/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    12     12/10/2005     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    13     01/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    14     02/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    15     03/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    16     04/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    17     05/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    18     06/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    19     07/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    20     08/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    21     09/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    22     10/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    23     11/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    24     12/10/2006     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    25     01/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    26     02/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    27     03/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    28     04/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    29     05/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    30     06/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    31     07/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    32     08/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    33     09/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    34     10/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    35     11/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    36     12/10/2007     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    37     01/10/2008     195,270,000.00            0.00     689,628.55   689,628.55       0.00      0.00      689,628.55
    38     02/10/2008     195,270,000.00      895,353.64     689,628.55   689,628.55       0.00      0.00    1,584,982.19
    39     03/10/2008     194,374,646.36    1,653,988.17     686,466.46   686,466.46       0.00      0.00    2,340,454.63
    40     04/10/2008     192,720,658.19    1,448,367.08     680,625.12   680,625.12       0.00      0.00    2,128,992.21
    41     05/10/2008     191,272,291.11    1,554,481.19     675,509.97   675,509.97       0.00      0.00    2,229,991.16
    42     06/10/2008     189,717,809.92    1,453,254.69     670,020.07   670,020.07       0.00      0.00    2,123,274.76
    43     07/10/2008     188,264,555.23    1,558,944.08     664,887.65   664,887.65       0.00      0.00    2,223,831.74
    44     08/10/2008     186,705,611.14    1,458,189.49     659,381.98   659,381.98       0.00      0.00    2,117,571.48
    45     09/10/2008     185,247,421.65    1,460,466.17     654,232.14   654,232.14       0.00      0.00    2,114,698.32
    46     10/10/2008     183,786,955.48    1,565,523.33     649,074.26   649,074.26       0.00      0.00    2,214,597.59
    47     11/10/2008     182,221,432.15    1,465,470.82     643,545.36   643,545.36       0.00      0.00    2,109,016.18
    48     12/10/2008     180,755,961.33    1,570,104.41     638,369.80   638,369.80       0.00      0.00    2,208,474.22
    49     01/10/2009     179,185,856.91    1,470,532.17     632,824.72   632,824.72       0.00      0.00    2,103,356.88
    50     02/10/2009     177,715,324.75    1,472,881.90     627,631.29   627,631.29       0.00      0.00    2,100,513.19
    51     03/10/2009     176,242,442.85    1,780,172.20     622,429.56   622,429.56       0.00      0.00    2,402,601.76
    52     04/10/2009     174,462,270.65    1,478,836.38     616,142.59   616,142.59       0.00      0.00    2,094,978.97
    53     05/10/2009     172,983,434.27    1,582,382.65     610,919.83   610,919.83       0.00      0.00    2,193,302.48
    54     06/10/2009     171,401,051.61    1,484,040.31     605,331.38   605,331.38       0.00      0.00    2,089,371.69
    55     07/10/2009     169,917,011.30   25,263,162.93     600,090.24   600,090.24       0.00      0.00   25,863,253.17
    56     08/10/2009     144,653,848.37   61,138,379.80     510,869.17   510,869.17       0.00      0.00   61,649,248.98
    57     09/10/2009      83,515,468.57    1,322,997.94     294,948.80   294,948.80       0.00      0.00    1,617,946.74
    58     10/10/2009      82,192,470.62   12,819,010.60     290,276.41   290,276.41       0.00      0.00   13,109,287.00
    59     11/10/2009      69,373,460.03   21,478,616.68     245,003.94   245,003.94       0.00      0.00   21,723,620.62
    60     12/10/2009      47,894,843.35   47,894,843.35     169,148.62   169,148.62       0.00      0.00   48,063,991.97
-------------------------------------------------------------------------------------------------------------------------


-----------------------------------
                            Coupon
  Period    End Balance      Paid
-----------------------------------
     1     195,270,000.00   4.2380%
     2     195,270,000.00   4.2380%
     3     195,270,000.00   4.2380%
     4     195,270,000.00   4.2380%
     5     195,270,000.00   4.2380%
     6     195,270,000.00   4.2380%
     7     195,270,000.00   4.2380%
     8     195,270,000.00   4.2380%
     9     195,270,000.00   4.2380%
    10     195,270,000.00   4.2380%
    11     195,270,000.00   4.2380%
    12     195,270,000.00   4.2380%
    13     195,270,000.00   4.2380%
    14     195,270,000.00   4.2380%
    15     195,270,000.00   4.2380%
    16     195,270,000.00   4.2380%
    17     195,270,000.00   4.2380%
    18     195,270,000.00   4.2380%
    19     195,270,000.00   4.2380%
    20     195,270,000.00   4.2380%
    21     195,270,000.00   4.2380%
    22     195,270,000.00   4.2380%
    23     195,270,000.00   4.2380%
    24     195,270,000.00   4.2380%
    25     195,270,000.00   4.2380%
    26     195,270,000.00   4.2380%
    27     195,270,000.00   4.2380%
    28     195,270,000.00   4.2380%
    29     195,270,000.00   4.2380%
    30     195,270,000.00   4.2380%
    31     195,270,000.00   4.2380%
    32     195,270,000.00   4.2380%
    33     195,270,000.00   4.2380%
    34     195,270,000.00   4.2380%
    35     195,270,000.00   4.2380%
    36     195,270,000.00   4.2380%
    37     195,270,000.00   4.2380%
    38     194,374,646.36   4.2380%
    39     192,720,658.19   4.2380%
    40     191,272,291.11   4.2380%
    41     189,717,809.92   4.2380%
    42     188,264,555.23   4.2380%
    43     186,705,611.14   4.2380%
    44     185,247,421.65   4.2380%
    45     183,786,955.48   4.2380%
    46     182,221,432.15   4.2380%
    47     180,755,961.33   4.2380%
    48     179,185,856.91   4.2380%
    49     177,715,324.75   4.2380%
    50     176,242,442.85   4.2380%
    51     174,462,270.65   4.2380%
    52     172,983,434.27   4.2380%
    53     171,401,051.61   4.2380%
    54     169,917,011.30   4.2380%
    55     144,653,848.37   4.2380%
    56      83,515,468.57   4.2380%
    57      82,192,470.62   4.2380%
    58      69,373,460.03   4.2380%
    59      47,894,843.35   4.2380%
    60               0.00   4.2380%
-----------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          Banc of America Securities
A4
BCF @ 1% CDR, start month 1, 25% loss, 12 month delay

12/10/04 13:11:41, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd

---------------------------------------------------------------------------------------------------------------------------
            Payment                          Principal                      Interest     Interest
  Period      Date         Beg Balance        Payment      Interest Due     Payment       Short     Expense   Total Payment
---------------------------------------------------------------------------------------------------------------------------
     1     01/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     2     02/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     3     03/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     4     04/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     5     05/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     6     06/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     7     07/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     8     08/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
     9     09/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    10     10/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    11     11/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    12     12/10/2005     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    13     01/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    14     02/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    15     03/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    16     04/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    17     05/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    18     06/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    19     07/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    20     08/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    21     09/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    22     10/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    23     11/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    24     12/10/2006     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    25     01/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    26     02/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    27     03/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    28     04/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    29     05/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    30     06/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    31     07/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    32     08/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    33     09/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    34     10/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    35     11/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    36     12/10/2007     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    37     01/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    38     02/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    39     03/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    40     04/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    41     05/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    42     06/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    43     07/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    44     08/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    45     09/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    46     10/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    47     11/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    48     12/10/2008     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    49     01/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    50     02/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    51     03/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    52     04/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    53     05/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    54     06/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    55     07/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    56     08/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    57     09/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    58     10/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    59     11/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    60     12/10/2009     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    61     01/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    62     02/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    63     03/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    64     04/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    65     05/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    66     06/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    67     07/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    68     08/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    69     09/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    70     10/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    71     11/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    72     12/10/2010     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    73     01/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    74     02/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    75     03/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    76     04/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    77     05/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    78     06/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    79     07/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    80     08/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    81     09/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    82     10/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    83     11/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    84     12/10/2011     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    85     01/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    86     02/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    87     03/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    88     04/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    89     05/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    90     06/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    91     07/10/2012     250,433,000.00            0.00   1,025,523.14   1,025,523.14       0.00      0.00    1,025,523.14
    92     08/10/2012     250,433,000.00      358,865.32   1,025,523.14   1,025,523.14       0.00      0.00    1,384,388.45
    93     09/10/2012     250,074,134.68      959,663.23   1,024,053.58   1,024,053.58       0.00      0.00    1,983,716.81
    94     10/10/2012     249,114,471.45    1,027,887.57   1,020,123.76   1,020,123.76       0.00      0.00    2,048,011.34
    95     11/10/2012     248,086,583.87      964,066.60   1,015,914.56   1,015,914.56       0.00      0.00    1,979,981.16
    96     12/10/2012     247,122,517.27    1,031,975.99   1,011,966.71   1,011,966.71       0.00      0.00    2,043,942.70
    97     01/10/2013     246,090,541.28      968,509.46   1,007,740.77   1,007,740.77       0.00      0.00    1,976,250.22
    98     02/10/2013     245,122,031.82      970,609.08   1,003,774.72   1,003,774.72       0.00      0.00    1,974,383.80
    99     03/10/2013     244,151,422.74    1,168,708.95     999,800.08     999,800.08       0.00      0.00    2,168,509.02
   100     04/10/2013     242,982,713.80      975,642.53     995,014.21     995,014.21       0.00      0.00    1,970,656.75
   101     05/10/2013     242,007,071.26    1,042,746.38     991,018.96     991,018.96       0.00      0.00    2,033,765.33
   102     06/10/2013     240,964,324.88      980,188.50     986,748.91     986,748.91       0.00      0.00    1,966,937.41
   103     07/10/2013     239,984,136.38    1,046,973.62     982,735.04     982,735.04       0.00      0.00    2,029,708.65
   104     08/10/2013     238,937,162.77      984,775.04     978,447.68     978,447.68       0.00      0.00    1,963,222.73
   105     09/10/2013     237,952,387.72      986,949.42     974,415.03     974,415.03       0.00      0.00    1,961,364.45
   106     10/10/2013     236,965,438.30    1,053,258.88     970,373.47     970,373.47       0.00      0.00    2,023,632.35
   107     11/10/2013     235,912,179.41      991,596.35     966,060.37     966,060.37       0.00      0.00    1,957,656.73
   108     12/10/2013     234,920,583.06    1,057,584.41     961,999.79     961,999.79       0.00      0.00    2,019,584.20
   109     01/10/2014     233,862,998.65      996,284.63     957,668.98     957,668.98       0.00      0.00    1,953,953.61
   110     02/10/2014     232,866,714.02      998,511.93     953,589.19     953,589.19       0.00      0.00    1,952,101.13
   111     03/10/2014     231,868,202.09    1,190,561.62     949,500.29     949,500.29       0.00      0.00    2,140,061.91
   112     04/10/2014     230,677,640.46    1,003,790.44     944,624.94     944,624.94       0.00      0.00    1,948,415.38
   113     05/10/2014     229,673,850.02   17,855,228.51     940,514.42     940,514.42       0.00      0.00   18,795,742.92
   114     06/10/2014     211,818,621.51      971,373.19     867,397.26     867,397.26       0.00      0.00    1,838,770.45
   115     07/10/2014     210,847,248.32   71,805,177.99     863,419.48     863,419.48       0.00      0.00   72,668,597.47
   116     08/10/2014     139,042,070.33   14,193,070.05     569,377.28     569,377.28       0.00      0.00   14,762,447.33
   117     09/10/2014     124,849,000.28   26,113,622.44     511,256.66     511,256.66       0.00      0.00   26,624,879.10
   118     10/10/2014      98,735,377.84   67,975,049.65     404,321.37     404,321.37       0.00      0.00   68,379,371.02
   119     11/10/2014      30,760,328.18   30,760,328.18     125,963.54     125,963.54       0.00      0.00   30,886,291.73
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------
                            Coupon
  Period    End Balance      Paid
-----------------------------------
     1     250,433,000.00   4.9140%
     2     250,433,000.00   4.9140%
     3     250,433,000.00   4.9140%
     4     250,433,000.00   4.9140%
     5     250,433,000.00   4.9140%
     6     250,433,000.00   4.9140%
     7     250,433,000.00   4.9140%
     8     250,433,000.00   4.9140%
     9     250,433,000.00   4.9140%
    10     250,433,000.00   4.9140%
    11     250,433,000.00   4.9140%
    12     250,433,000.00   4.9140%
    13     250,433,000.00   4.9140%
    14     250,433,000.00   4.9140%
    15     250,433,000.00   4.9140%
    16     250,433,000.00   4.9140%
    17     250,433,000.00   4.9140%
    18     250,433,000.00   4.9140%
    19     250,433,000.00   4.9140%
    20     250,433,000.00   4.9140%
    21     250,433,000.00   4.9140%
    22     250,433,000.00   4.9140%
    23     250,433,000.00   4.9140%
    24     250,433,000.00   4.9140%
    25     250,433,000.00   4.9140%
    26     250,433,000.00   4.9140%
    27     250,433,000.00   4.9140%
    28     250,433,000.00   4.9140%
    29     250,433,000.00   4.9140%
    30     250,433,000.00   4.9140%
    31     250,433,000.00   4.9140%
    32     250,433,000.00   4.9140%
    33     250,433,000.00   4.9140%
    34     250,433,000.00   4.9140%
    35     250,433,000.00   4.9140%
    36     250,433,000.00   4.9140%
    37     250,433,000.00   4.9140%
    38     250,433,000.00   4.9140%
    39     250,433,000.00   4.9140%
    40     250,433,000.00   4.9140%
    41     250,433,000.00   4.9140%
    42     250,433,000.00   4.9140%
    43     250,433,000.00   4.9140%
    44     250,433,000.00   4.9140%
    45     250,433,000.00   4.9140%
    46     250,433,000.00   4.9140%
    47     250,433,000.00   4.9140%
    48     250,433,000.00   4.9140%
    49     250,433,000.00   4.9140%
    50     250,433,000.00   4.9140%
    51     250,433,000.00   4.9140%
    52     250,433,000.00   4.9140%
    53     250,433,000.00   4.9140%
    54     250,433,000.00   4.9140%
    55     250,433,000.00   4.9140%
    56     250,433,000.00   4.9140%
    57     250,433,000.00   4.9140%
    58     250,433,000.00   4.9140%
    59     250,433,000.00   4.9140%
    60     250,433,000.00   4.9140%
    61     250,433,000.00   4.9140%
    62     250,433,000.00   4.9140%
    63     250,433,000.00   4.9140%
    64     250,433,000.00   4.9140%
    65     250,433,000.00   4.9140%
    66     250,433,000.00   4.9140%
    67     250,433,000.00   4.9140%
    68     250,433,000.00   4.9140%
    69     250,433,000.00   4.9140%
    70     250,433,000.00   4.9140%
    71     250,433,000.00   4.9140%
    72     250,433,000.00   4.9140%
    73     250,433,000.00   4.9140%
    74     250,433,000.00   4.9140%
    75     250,433,000.00   4.9140%
    76     250,433,000.00   4.9140%
    77     250,433,000.00   4.9140%
    78     250,433,000.00   4.9140%
    79     250,433,000.00   4.9140%
    80     250,433,000.00   4.9140%
    81     250,433,000.00   4.9140%
    82     250,433,000.00   4.9140%
    83     250,433,000.00   4.9140%
    84     250,433,000.00   4.9140%
    85     250,433,000.00   4.9140%
    86     250,433,000.00   4.9140%
    87     250,433,000.00   4.9140%
    88     250,433,000.00   4.9140%
    89     250,433,000.00   4.9140%
    90     250,433,000.00   4.9140%
    91     250,433,000.00   4.9140%
    92     250,074,134.68   4.9140%
    93     249,114,471.45   4.9140%
    94     248,086,583.87   4.9140%
    95     247,122,517.27   4.9140%
    96     246,090,541.28   4.9140%
    97     245,122,031.82   4.9140%
    98     244,151,422.74   4.9140%
    99     242,982,713.80   4.9140%
   100     242,007,071.26   4.9140%
   101     240,964,324.88   4.9140%
   102     239,984,136.38   4.9140%
   103     238,937,162.77   4.9140%
   104     237,952,387.72   4.9140%
   105     236,965,438.30   4.9140%
   106     235,912,179.41   4.9140%
   107     234,920,583.06   4.9140%
   108     233,862,998.65   4.9140%
   109     232,866,714.02   4.9140%
   110     231,868,202.09   4.9140%
   111     230,677,640.46   4.9140%
   112     229,673,850.02   4.9140%
   113     211,818,621.51   4.9140%
   114     210,847,248.32   4.9140%
   115     139,042,070.33   4.9140%
   116     124,849,000.28   4.9140%
   117      98,735,377.84   4.9140%
   118      30,760,328.18   4.9140%
   119               0.00   4.9140%
-----------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          BANC OF AMERICA SECURITIES
A2
BCF @ 5% CDR, start month 1, 12 month lag, 50% severity
12/10/04 13:15:16, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd



          Payment                        Principal       Interest     Interest    Interest
Period      Date       Beg Balance        Payment          Due        Payment      Short     Expense
------   ----------   --------------   --------------   ----------   ----------   --------   -------
1        01/10/2005   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
2        02/10/2005   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
3        03/10/2005   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
4        04/10/2005   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
5        05/10/2005   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
6        06/10/2005   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
7        07/10/2005   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
8        08/10/2005   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
9        09/10/2005   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
10       10/10/2005   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
11       11/10/2005   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
12       12/10/2005   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
13       01/10/2006   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
14       02/10/2006   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
15       03/10/2006   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
16       04/10/2006   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
17       05/10/2006   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
18       06/10/2006   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
19       07/10/2006   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
20       08/10/2006   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
21       09/10/2006   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
22       10/10/2006   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
23       11/10/2006   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
24       12/10/2006   195,270,000.00             0.00   689,628.55   689,628.55       0.00      0.00
25       01/10/2007   195,270,000.00       314,645.72   689,628.55   689,628.55       0.00      0.00
26       02/10/2007   194,955,354.28     2,671,916.30   688,517.33   688,517.33       0.00      0.00
27       03/10/2007   192,283,437.98     2,942,937.28   679,081.01   679,081.01       0.00      0.00
28       04/10/2007   189,340,500.70     2,652,921.69   668,687.53   668,687.53       0.00      0.00
29       05/10/2007   186,687,579.01     2,735,730.53   659,318.30   659,318.30       0.00      0.00
30       06/10/2007   183,951,848.49     2,633,663.46   649,656.61   649,656.61       0.00      0.00
31       07/10/2007   181,318,185.03     2,715,538.47   640,355.39   640,355.39       0.00      0.00
32       08/10/2007   178,602,646.56     2,614,571.70   630,765.01   630,765.01       0.00      0.00
33       09/10/2007   175,988,074.86     2,604,983.09   621,531.22   621,531.22       0.00      0.00
34       10/10/2007   173,383,091.77     2,685,478.78   612,331.29   612,331.29       0.00      0.00
35       11/10/2007   170,697,612.99     2,604,109.85   602,847.07   602,847.07       0.00      0.00
36       12/10/2007   168,093,503.14     2,686,507.38   593,650.22   593,650.22       0.00      0.00
37       01/10/2008   165,406,995.76     2,618,787.40   584,162.37   584,162.37       0.00      0.00
38       02/10/2008   162,788,208.37     2,609,370.78   574,913.69   574,913.69       0.00      0.00
39       03/10/2008   160,178,837.58     2,790,200.09   565,698.26   565,698.26       0.00      0.00
40       04/10/2008   157,388,637.50     2,591,307.77   555,844.20   555,844.20       0.00      0.00
41       05/10/2008   154,797,329.72     2,676,045.12   546,692.57   546,692.57       0.00      0.00
42       06/10/2008   152,121,284.60     2,572,986.48   537,241.67   537,241.67       0.00      0.00
43       07/10/2008   149,548,298.12     2,656,756.67   528,154.74   528,154.74       0.00      0.00
44       08/10/2008   146,891,541.46     2,554,823.86   518,771.96   518,771.96       0.00      0.00
45       09/10/2008   144,336,717.60     2,545,690.64   509,749.17   509,749.17       0.00      0.00
46       10/10/2008   141,791,026.95     2,628,032.11   500,758.64   500,758.64       0.00      0.00
47       11/10/2008   139,162,994.84     2,527,763.43   491,477.31   491,477.31       0.00      0.00
48       12/10/2008   136,635,231.41     2,609,194.02   482,550.09   482,550.09       0.00      0.00
49       01/10/2009   134,026,037.39     2,510,069.39   473,335.29   473,335.29       0.00      0.00
50       02/10/2009   131,515,968.00     2,501,236.45   464,470.56   464,470.56       0.00      0.00
51       03/10/2009   129,014,731.55     2,759,119.08   455,637.03   455,637.03       0.00      0.00
52       04/10/2009   126,255,612.47     2,484,181.39   445,892.74   445,892.74       0.00      0.00
53       05/10/2009   123,771,431.08     2,563,324.30   437,119.44   437,119.44       0.00      0.00
54       06/10/2009   121,208,106.78     2,467,010.71   428,066.63   428,066.63       0.00      0.00
55       07/10/2009   118,741,096.07    22,968,503.42   419,353.97   419,353.97       0.00      0.00
56       08/10/2009    95,772,592.65    57,845,101.07   338,236.87   338,236.87       0.00      0.00
57       09/10/2009    37,927,491.58     2,172,502.68   133,947.26   133,947.26       0.00      0.00
58       10/10/2009    35,754,988.89    11,977,897.39   126,274.70   126,274.70       0.00      0.00
59       11/10/2009    23,777,091.50    19,288,200.93    83,972.76    83,972.76       0.00      0.00
60       12/10/2009     4,488,890.57     4,488,890.57    15,853.27    15,853.27       0.00      0.00


                                           Coupon
Period   Total Payment     End Balance      Paid
------   --------------   --------------   -------
1            689,628.55   195,270,000.00    4.2380%
2            689,628.55   195,270,000.00    4.2380%
3            689,628.55   195,270,000.00    4.2380%
4            689,628.55   195,270,000.00    4.2380%
5            689,628.55   195,270,000.00    4.2380%
6            689,628.55   195,270,000.00    4.2380%
7            689,628.55   195,270,000.00    4.2380%
8            689,628.55   195,270,000.00    4.2380%
9            689,628.55   195,270,000.00    4.2380%
10           689,628.55   195,270,000.00    4.2380%
11           689,628.55   195,270,000.00    4.2380%
12           689,628.55   195,270,000.00    4.2380%
13           689,628.55   195,270,000.00    4.2380%
14           689,628.55   195,270,000.00    4.2380%
15           689,628.55   195,270,000.00    4.2380%
16           689,628.55   195,270,000.00    4.2380%
17           689,628.55   195,270,000.00    4.2380%
18           689,628.55   195,270,000.00    4.2380%
19           689,628.55   195,270,000.00    4.2380%
20           689,628.55   195,270,000.00    4.2380%
21           689,628.55   195,270,000.00    4.2380%
22           689,628.55   195,270,000.00    4.2380%
23           689,628.55   195,270,000.00    4.2380%
24           689,628.55   195,270,000.00    4.2380%
25         1,004,274.27   194,955,354.28    4.2380%
26         3,360,433.62   192,283,437.98    4.2380%
27         3,622,018.29   189,340,500.70    4.2380%
28         3,321,609.22   186,687,579.01    4.2380%
29         3,395,048.83   183,951,848.49    4.2380%
30         3,283,320.07   181,318,185.03    4.2380%
31         3,355,893.86   178,602,646.56    4.2380%
32         3,245,336.71   175,988,074.86    4.2380%
33         3,226,514.31   173,383,091.77    4.2380%
34         3,297,810.06   170,697,612.99    4.2380%
35         3,206,956.92   168,093,503.14    4.2380%
36         3,280,157.60   165,406,995.76    4.2380%
37         3,202,949.77   162,788,208.37    4.2380%
38         3,184,284.47   160,178,837.58    4.2380%
39         3,355,898.35   157,388,637.50    4.2380%
40         3,147,151.98   154,797,329.72    4.2380%
41         3,222,737.69   152,121,284.60    4.2380%
42         3,110,228.15   149,548,298.12    4.2380%
43         3,184,911.41   146,891,541.46    4.2380%
44         3,073,595.82   144,336,717.60    4.2380%
45         3,055,439.82   141,791,026.95    4.2380%
46         3,128,790.75   139,162,994.84    4.2380%
47         3,019,240.74   136,635,231.41    4.2380%
48         3,091,744.11   134,026,037.39    4.2380%
49         2,983,404.68   131,515,968.00    4.2380%
50         2,965,707.01   129,014,731.55    4.2380%
51         3,214,756.10   126,255,612.47    4.2380%
52         2,930,074.13   123,771,431.08    4.2380%
53         3,000,443.74   121,208,106.78    4.2380%
54         2,895,077.34   118,741,096.07    4.2380%
55        23,387,857.39    95,772,592.65    4.2380%
56        58,183,337.95    37,927,491.58    4.2380%
57         2,306,449.94    35,754,988.89    4.2380%
58        12,104,172.10    23,777,091.50    4.2380%
59        19,372,173.69     4,488,890.57    4.2380%
60         4,504,743.84             0.00    4.2380%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-06                                          BANC OF AMERICA SECURITIES
A4
BCF @ 5% CDR, start month 1, 12 month lag, 50% severity
12/10/04 13:15:16, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd


          PAYMENT                        PRINCIPAL       INTEREST     INTEREST    INTEREST
PERIOD      DATE       BEG BALANCE        PAYMENT          DUE        PAYMENT      SHORT     EXPENSE
------   ----------   --------------   --------------   ----------   ----------   --------   -------
1        01/10/2005   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
2        02/10/2005   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
3        03/10/2005   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
4        04/10/2005   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
5        05/10/2005   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
6        06/10/2005   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
7        07/10/2005   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
8        08/10/2005   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
9        09/10/2005   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
10       10/10/2005   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
11       11/10/2005   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
12       12/10/2005   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
13       01/10/2006   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
14       02/10/2006   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
15       03/10/2006   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
16       04/10/2006   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
17       05/10/2006   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
18       06/10/2006   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
19       07/10/2006   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
20       08/10/2006   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
21       09/10/2006   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
22       10/10/2006   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
23       11/10/2006   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
24       12/10/2006   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
25       01/10/2007   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
26       02/10/2007   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
27       03/10/2007   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
28       04/10/2007   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
29       05/10/2007   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
30       06/10/2007   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
31       07/10/2007   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
32       08/10/2007   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
33       09/10/2007   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
34       10/10/2007   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
35       11/10/2007   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
36       12/10/2007   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
37       01/10/2008   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
38       02/10/2008   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
39       03/10/2008   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
40       04/10/2008   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
41       05/10/2008   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
42       06/10/2008   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
43       07/10/2008   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
44       08/10/2008   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
45       09/10/2008   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
46       10/10/2008   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
47       11/10/2008   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
48       12/10/2008   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
49       01/10/2009   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
50       02/10/2009   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
51       03/10/2009   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
52       04/10/2009   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
53       05/10/2009   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
54       06/10/2009   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
55       07/10/2009   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
56       08/10/2009   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
57       09/10/2009   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
58       10/10/2009   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
59       11/10/2009   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
60       12/10/2009   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
61       01/10/2010   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
62       02/10/2010   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
63       03/10/2010   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
64       04/10/2010   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
65       05/10/2010   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
66       06/10/2010   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
67       07/10/2010   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
68       08/10/2010   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
69       09/10/2010   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
70       10/10/2010   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
71       11/10/2010   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
72       12/10/2010   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
73       01/10/2011   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
74       02/10/2011   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
75       03/10/2011   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
76       04/10/2011   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
77       05/10/2011   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
78       06/10/2011   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
79       07/10/2011   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
80       08/10/2011   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
81       09/10/2011   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
82       10/10/2011   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
83       11/10/2011   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
84       12/10/2011   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
85       01/10/2012   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
86       02/10/2012   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
87       03/10/2012   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
88       04/10/2012   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
89       05/10/2012   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
90       06/10/2012   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
91       07/10/2012   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
92       08/10/2012   250,433,000.00             0.00   1,025,523.14 1,025,523.14     0.00      0.00
93       09/10/2012   250,433,000.00       546,618.44   1,025,523.14 1,025,523.14     0.00      0.00
94       10/10/2012   249,886,381.56     1,255,097.63   1,023,284.73 1,023,284.73     0.00      0.00
95       11/10/2012   248,631,283.93     1,201,489.97   1,018,145.11 1,018,145.11     0.00      0.00
96       12/10/2012   247,429,793.96     1,247,003.08   1,013,225.01 1,013,225.01     0.00      0.00
97       01/10/2013   246,182,790.88     1,194,021.09   1,008,118.53 1,008,118.53     0.00      0.00
98       02/10/2013   244,988,769.80     1,190,245.62   1,003,229.01 1,003,229.01     0.00      0.00
99       03/10/2013   243,798,524.18     1,331,823.85   998,354.96   998,354.96       0.00      0.00
100      04/10/2013   242,466,700.33     1,183,031.34   992,901.14   992,901.14       0.00      0.00
101      05/10/2013   241,283,668.99     1,227,155.89   988,056.62   988,056.62       0.00      0.00
102      06/10/2013   240,056,513.10     1,175,726.74   983,031.42   983,031.42       0.00      0.00
103      07/10/2013   238,880,786.36     1,219,308.24   978,216.82   978,216.82       0.00      0.00
104      08/10/2013   237,661,478.12     1,168,486.85   973,223.75   973,223.75       0.00      0.00
105      09/10/2013   236,492,991.28     1,164,827.83   968,438.80   968,438.80       0.00      0.00
106      10/10/2013   235,328,163.45     1,207,606.71   963,668.83   963,668.83       0.00      0.00
107      11/10/2013   234,120,556.73     1,157,683.91   958,723.68   958,723.68       0.00      0.00
108      12/10/2013   232,962,872.82     1,199,930.86   953,982.96   953,982.96       0.00      0.00
109      01/10/2014   231,762,941.96     1,150,603.34   949,069.25   949,069.25       0.00      0.00
110      02/10/2014   230,612,338.62     1,147,025.34   944,357.53   944,357.53       0.00      0.00
111      03/10/2014   229,465,313.28     1,278,531.57   939,660.46   939,660.46       0.00      0.00
112      04/10/2014   228,186,781.71     1,140,281.79   934,424.87   934,424.87       0.00      0.00
113      05/10/2014   227,046,499.92    13,044,312.46   929,755.42   929,755.42       0.00      0.00
114      06/10/2014   214,002,187.46     1,089,718.60   876,338.96   876,338.96       0.00      0.00
115      07/10/2014   212,912,468.86    50,801,184.11   871,876.56   871,876.56       0.00      0.00
116      08/10/2014   162,111,284.75    10,254,973.53   663,845.71   663,845.71       0.00      0.00
117      09/10/2014   151,856,311.22    18,514,529.73   621,851.59   621,851.59       0.00      0.00
118      10/10/2014   133,341,781.48    47,504,416.18   546,034.60   546,034.60       0.00      0.00
119      11/10/2014    85,837,365.30    57,727,195.94   351,504.01   351,504.01       0.00      0.00
120      12/10/2014    28,110,169.36    28,110,169.36   115,111.14   115,111.14       0.00      0.00


                                            COUPON
PERIOD    TOTAL PAYMENT     END BALANCE      PAID
------    --------------   --------------   -------
1           1,025,523.14   250,433,000.00    4.9140%
2           1,025,523.14   250,433,000.00    4.9140%
3           1,025,523.14   250,433,000.00    4.9140%
4           1,025,523.14   250,433,000.00    4.9140%
5           1,025,523.14   250,433,000.00    4.9140%
6           1,025,523.14   250,433,000.00    4.9140%
7           1,025,523.14   250,433,000.00    4.9140%
8           1,025,523.14   250,433,000.00    4.9140%
9           1,025,523.14   250,433,000.00    4.9140%
10          1,025,523.14   250,433,000.00    4.9140%
11          1,025,523.14   250,433,000.00    4.9140%
12          1,025,523.14   250,433,000.00    4.9140%
13          1,025,523.14   250,433,000.00    4.9140%
14          1,025,523.14   250,433,000.00    4.9140%
15          1,025,523.14   250,433,000.00    4.9140%
16          1,025,523.14   250,433,000.00    4.9140%
17          1,025,523.14   250,433,000.00    4.9140%
18          1,025,523.14   250,433,000.00    4.9140%
19          1,025,523.14   250,433,000.00    4.9140%
20          1,025,523.14   250,433,000.00    4.9140%
21          1,025,523.14   250,433,000.00    4.9140%
22          1,025,523.14   250,433,000.00    4.9140%
23          1,025,523.14   250,433,000.00    4.9140%
24          1,025,523.14   250,433,000.00    4.9140%
25          1,025,523.14   250,433,000.00    4.9140%
26          1,025,523.14   250,433,000.00    4.9140%
27          1,025,523.14   250,433,000.00    4.9140%
28          1,025,523.14   250,433,000.00    4.9140%
29          1,025,523.14   250,433,000.00    4.9140%
30          1,025,523.14   250,433,000.00    4.9140%
31          1,025,523.14   250,433,000.00    4.9140%
32          1,025,523.14   250,433,000.00    4.9140%
33          1,025,523.14   250,433,000.00    4.9140%
34          1,025,523.14   250,433,000.00    4.9140%
35          1,025,523.14   250,433,000.00    4.9140%
36          1,025,523.14   250,433,000.00    4.9140%
37          1,025,523.14   250,433,000.00    4.9140%
38          1,025,523.14   250,433,000.00    4.9140%
39          1,025,523.14   250,433,000.00    4.9140%
40          1,025,523.14   250,433,000.00    4.9140%
41          1,025,523.14   250,433,000.00    4.9140%
42          1,025,523.14   250,433,000.00    4.9140%
43          1,025,523.14   250,433,000.00    4.9140%
44          1,025,523.14   250,433,000.00    4.9140%
45          1,025,523.14   250,433,000.00    4.9140%
46          1,025,523.14   250,433,000.00    4.9140%
47          1,025,523.14   250,433,000.00    4.9140%
48          1,025,523.14   250,433,000.00    4.9140%
49          1,025,523.14   250,433,000.00    4.9140%
50          1,025,523.14   250,433,000.00    4.9140%
51          1,025,523.14   250,433,000.00    4.9140%
52          1,025,523.14   250,433,000.00    4.9140%
53          1,025,523.14   250,433,000.00    4.9140%
54          1,025,523.14   250,433,000.00    4.9140%
55          1,025,523.14   250,433,000.00    4.9140%
56          1,025,523.14   250,433,000.00    4.9140%
57          1,025,523.14   250,433,000.00    4.9140%
58          1,025,523.14   250,433,000.00    4.9140%
59          1,025,523.14   250,433,000.00    4.9140%
60          1,025,523.14   250,433,000.00    4.9140%
61          1,025,523.14   250,433,000.00    4.9140%
62          1,025,523.14   250,433,000.00    4.9140%
63          1,025,523.14   250,433,000.00    4.9140%
64          1,025,523.14   250,433,000.00    4.9140%
65          1,025,523.14   250,433,000.00    4.9140%
66          1,025,523.14   250,433,000.00    4.9140%
67          1,025,523.14   250,433,000.00    4.9140%
68          1,025,523.14   250,433,000.00    4.9140%
69          1,025,523.14   250,433,000.00    4.9140%
70          1,025,523.14   250,433,000.00    4.9140%
71          1,025,523.14   250,433,000.00    4.9140%
72          1,025,523.14   250,433,000.00    4.9140%
73          1,025,523.14   250,433,000.00    4.9140%
74          1,025,523.14   250,433,000.00    4.9140%
75          1,025,523.14   250,433,000.00    4.9140%
76          1,025,523.14   250,433,000.00    4.9140%
77          1,025,523.14   250,433,000.00    4.9140%
78          1,025,523.14   250,433,000.00    4.9140%
79          1,025,523.14   250,433,000.00    4.9140%
80          1,025,523.14   250,433,000.00    4.9140%
81          1,025,523.14   250,433,000.00    4.9140%
82          1,025,523.14   250,433,000.00    4.9140%
83          1,025,523.14   250,433,000.00    4.9140%
84          1,025,523.14   250,433,000.00    4.9140%
85          1,025,523.14   250,433,000.00    4.9140%
86          1,025,523.14   250,433,000.00    4.9140%
87          1,025,523.14   250,433,000.00    4.9140%
88          1,025,523.14   250,433,000.00    4.9140%
89          1,025,523.14   250,433,000.00    4.9140%
90          1,025,523.14   250,433,000.00    4.9140%
91          1,025,523.14   250,433,000.00    4.9140%
92          1,025,523.14   250,433,000.00    4.9140%
93          1,572,141.57   249,886,381.56    4.9140%
94          2,278,382.36   248,631,283.93    4.9140%
95          2,219,635.08   247,429,793.96    4.9140%
96          2,260,228.08   246,182,790.88    4.9140%
97          2,202,139.62   244,988,769.80    4.9140%
98          2,193,474.63   243,798,524.18    4.9140%
99          2,330,178.80   242,466,700.33    4.9140%
100         2,175,932.48   241,283,668.99    4.9140%
101         2,215,212.51   240,056,513.10    4.9140%
102         2,158,758.16   238,880,786.36    4.9140%
103         2,197,525.06   237,661,478.12    4.9140%
104         2,141,710.60   236,492,991.28    4.9140%
105         2,133,266.63   235,328,163.45    4.9140%
106         2,171,275.54   234,120,556.73    4.9140%
107         2,116,407.59   232,962,872.82    4.9140%
108         2,153,913.83   231,762,941.96    4.9140%
109         2,099,672.59   230,612,338.62    4.9140%
110         2,091,382.87   229,465,313.28    4.9140%
111         2,218,192.03   228,186,781.71    4.9140%
112         2,074,706.66   227,046,499.92    4.9140%
113        13,974,067.88   214,002,187.46    4.9140%
114         1,966,057.56   212,912,468.86    4.9140%
115        51,673,060.67   162,111,284.75    4.9140%
116        10,918,819.24   151,856,311.22    4.9140%
117        19,136,381.33   133,341,781.48    4.9140%
118        48,050,450.77    85,837,365.30    4.9140%
119        58,078,699.95    28,110,169.36    4.9140%
120        28,225,280.51             0.00    4.9140%




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.



BACM 2004-06                                                                                      Banc of America Securities
A2
BCF @ 1.8% CDR, month 1, 12 lag, 40% severity + 50% CPP
12/10/04 13:17:49, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd

                                                       Principal                        Interest           Interest
 Period   Payment Date      Beg Balance                Payment      Interest Due        Payment            Short        Expense
    1     01/10/2005       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
    2     02/10/2005       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
    3     03/10/2005       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
    4     04/10/2005       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
    5     05/10/2005       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
    6     06/10/2005       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
    7     07/10/2005       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
    8     08/10/2005       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
    9     09/10/2005       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   10     10/10/2005       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   11     11/10/2005       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   12     12/10/2005       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   13     01/10/2006       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   14     02/10/2006       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   15     03/10/2006       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   16     04/10/2006       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   17     05/10/2006       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   18     06/10/2006       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   19     07/10/2006       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   20     08/10/2006       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   21     09/10/2006       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   22     10/10/2006       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   23     11/10/2006       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   24     12/10/2006       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   25     01/10/2007       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   26     02/10/2007       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   27     03/10/2007       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   28     04/10/2007       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   29     05/10/2007       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   30     06/10/2007       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   31     07/10/2007       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   32     08/10/2007       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   33     09/10/2007       195,270,000.00               0.00        689,628.55        689,628.55           0.00            0.00
   34     10/10/2007       195,270,000.00         724,874.78        689,628.55        689,628.55           0.00            0.00
   35     11/10/2007       194,545,125.22       1,637,012.25        687,068.53        687,068.53           0.00            0.00
   36     12/10/2007       192,908,112.97       1,735,532.26        681,287.15        681,287.15           0.00            0.00
   37     01/10/2008       191,172,580.71       1,673,826.97        675,157.83        675,157.83           0.00            0.00
   38     02/10/2008       189,498,753.74       1,674,359.47        669,246.43        669,246.43           0.00            0.00
   39     03/10/2008       187,824,394.27       1,879,825.76        663,333.15        663,333.15           0.00            0.00
   40     04/10/2008       185,944,568.50       1,676,276.62        656,694.23        656,694.23           0.00            0.00
   41     05/10/2008       184,268,291.88       1,778,707.99        650,774.18        650,774.18           0.00            0.00
   42     06/10/2008       182,489,583.89       1,677,791.08        644,492.38        644,492.38           0.00            0.00
   43     07/10/2008       180,811,792.81       1,779,664.16        638,566.98        638,566.98           0.00            0.00
   44     08/10/2008       179,032,128.66       1,679,341.88        632,281.80        632,281.80           0.00            0.00
   45     09/10/2008       177,352,786.77       1,679,942.42        626,350.93        626,350.93           0.00            0.00
   46     10/10/2008       175,672,844.35       1,780,985.38        620,417.93        620,417.93           0.00            0.00
   47     11/10/2008       173,891,858.98       1,681,546.84        614,128.08        614,128.08           0.00            0.00
   48     12/10/2008       172,210,312.13       1,782,043.22        608,189.42        608,189.42           0.00            0.00
   49     01/10/2009       170,428,268.91       1,683,212.37        601,895.84        601,895.84           0.00            0.00
   50     02/10/2009       168,745,056.54       2,826,871.33        595,951.29        595,951.29           0.00            0.00
   51     03/10/2009       165,918,185.21       7,152,450.07        585,967.72        585,967.72           0.00            0.00
   52     04/10/2009       158,765,735.14       6,552,736.28        560,707.65        560,707.65           0.00            0.00
   53     05/10/2009       152,212,998.86       6,362,044.88        537,565.57        537,565.57           0.00            0.00
   54     06/10/2009       145,850,953.98       7,273,924.42        515,096.95        515,096.95           0.00            0.00
   55     07/10/2009       138,577,029.55      24,437,963.41        489,407.88        489,407.88           0.00            0.00
   56     08/10/2009       114,139,066.14      44,318,716.00        403,101.14        403,101.14           0.00            0.00
   57     09/10/2009        69,820,350.14       4,285,582.77        246,582.20        246,582.20           0.00            0.00
   58     10/10/2009        65,534,767.37      15,242,695.85        231,446.95        231,446.95           0.00            0.00
   59     11/10/2009        50,292,071.52      21,671,888.84        177,614.83        177,614.83           0.00            0.00
   60     12/10/2009        28,620,182.68      28,620,182.68        101,076.95        101,076.95           0.00            0.00


Total Payment            End Balance         Coupon Paid
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
   689,628.55           195,270,000.00        4.2380%
 1,414,503.33           194,545,125.22        4.2380%
 2,324,080.78           192,908,112.97        4.2380%
 2,416,819.42           191,172,580.71        4.2380%
 2,348,984.80           189,498,753.74        4.2380%
 2,343,605.90           187,824,394.27        4.2380%
 2,543,158.92           185,944,568.50        4.2380%
 2,332,970.86           184,268,291.88        4.2380%
 2,429,482.17           182,489,583.89        4.2380%
 2,322,283.46           180,811,792.81        4.2380%
 2,418,231.14           179,032,128.66        4.2380%
 2,311,623.69           177,352,786.77        4.2380%
 2,306,293.35           175,672,844.35        4.2380%
 2,401,403.30           173,891,858.98        4.2380%
 2,295,674.93           172,210,312.13        4.2380%
 2,390,232.64           170,428,268.91        4.2380%
 2,285,108.21           168,745,056.54        4.2380%
 3,422,822.62           165,918,185.21        4.2380%
 7,738,417.80           158,765,735.14        4.2380%
 7,113,443.94           152,212,998.86        4.2380%
 6,899,610.45           145,850,953.98        4.2380%
 7,789,021.38           138,577,029.55        4.2380%




24,927,371.29           114,139,066.14        4.2380%
44,721,817.14            69,820,350.14        4.2380%
 4,532,164.98            65,534,767.37        4.2380%
15,474,142.80            50,292,071.52        4.2380%
21,849,503.68            28,620,182.68        4.2380%
28,721,259.62                     0.00        4.2380%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.



BACM 2004-06                                                                                          Banc of America Securities
A4
BCF @ 1.8% CDR, month 1, 12 lag, 40% severity + 50% CPP
12/10/04 13:17:49, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd

Period       Payment Date        Beg Balance                Principal Payment   Interest Due        Interest Payment
  1          01/10/2005          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  2          02/10/2005          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  3          03/10/2005          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  4          04/10/2005          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  5          05/10/2005          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  6          06/10/2005          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  7          07/10/2005          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  8          08/10/2005          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  9          09/10/2005          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  10         10/10/2005          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  11         11/10/2005          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  12         12/10/2005          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  13         01/10/2006          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  14         02/10/2006          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  15         03/10/2006          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  16         04/10/2006          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  17         05/10/2006          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  18         06/10/2006          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  19         07/10/2006          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  20         08/10/2006          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  21         09/10/2006          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  22         10/10/2006          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  23         11/10/2006          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  24         12/10/2006          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  25         01/10/2007          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  26         02/10/2007          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  27         03/10/2007          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  28         04/10/2007          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  29         05/10/2007          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  30         06/10/2007          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  31         07/10/2007          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  32         08/10/2007          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  33         09/10/2007          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  34         10/10/2007          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  35         11/10/2007          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  36         12/10/2007          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  37         01/10/2008          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  38         02/10/2008          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  39         03/10/2008          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  40         04/10/2008          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  41         05/10/2008          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  42         06/10/2008          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  43         07/10/2008          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  44         08/10/2008          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  45         09/10/2008          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  46         10/10/2008          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  47         11/10/2008          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  48         12/10/2008          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  49         01/10/2009          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  50         02/10/2009          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  51         03/10/2009          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  52         04/10/2009          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  53         05/10/2009          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  54         06/10/2009          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  55         07/10/2009          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  56         08/10/2009          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  57         09/10/2009          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  58         10/10/2009          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  59         11/10/2009          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  60         12/10/2009          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  61         01/10/2010          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  62         02/10/2010          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  63         03/10/2010          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  64         04/10/2010          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  65         05/10/2010          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  66         06/10/2010          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  67         07/10/2010          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  68         08/10/2010          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  69         09/10/2010          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  70         10/10/2010          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  71         11/10/2010          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  72         12/10/2010          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  73         01/10/2011          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  74         02/10/2011          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  75         03/10/2011          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  76         04/10/2011          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  77         05/10/2011          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  78         06/10/2011          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  79         07/10/2011          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  80         08/10/2011          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  81         09/10/2011          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  82         10/10/2011          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  83         11/10/2011          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  84         12/10/2011          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  85         01/10/2012          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  86         02/10/2012          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  87         03/10/2012          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  88         04/10/2012          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  89         05/10/2012          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  90         06/10/2012          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  91         07/10/2012          250,433,000.00                   0.00          1,025,523.14         1,025,523.14
  92         08/10/2012          250,433,000.00           1,978,949.07          1,025,523.14         1,025,523.14
  93         09/10/2012          248,454,050.93           1,232,158.06          1,017,419.34         1,017,419.34
  94         10/10/2012          247,221,892.87           1,282,016.68          1,012,373.65         1,012,373.65
  95         11/10/2012          245,939,876.19           1,208,601.90          1,007,123.79         1,007,123.79
  96         12/10/2012          244,731,274.28           1,259,529.97          1,002,174.57         1,002,174.57
  97         01/10/2013          243,471,744.31           1,187,680.69            997,016.79           997,016.79
  98         02/10/2013          242,284,063.62           1,177,975.09            992,153.24           992,153.24
  99         03/10/2013          241,106,088.53           1,351,947.05            987,329.43           987,329.43
 100         04/10/2013          239,754,141.48           1,161,049.54            981,793.21           981,793.21
 101         05/10/2013          238,593,091.94           1,213,706.00            977,038.71           977,038.71
 102         06/10/2013          237,379,385.94           1,146,002.78            972,068.59           972,068.59
 103         07/10/2013          236,233,383.17           1,199,258.96            967,375.70           967,375.70
 104         08/10/2013          235,034,124.21           1,132,966.35            962,464.74           962,464.74
 105         09/10/2013          233,901,157.86           1,127,021.50            957,825.24           957,825.24
 106         10/10/2013          232,774,136.36           1,180,974.63            953,210.09           953,210.09
 107         11/10/2013          231,593,161.73           1,116,582.12            948,374.00           948,374.00
 108         12/10/2013          230,476,579.61           1,170,877.83            943,801.59           943,801.59
 109         01/10/2014          229,305,701.78           3,274,364.70            939,006.85           939,006.85
 110         02/10/2014          226,031,337.07           4,028,312.76            925,598.33           925,598.33
 111         03/10/2014          222,003,024.31           4,024,290.10            909,102.38           909,102.38
 112         04/10/2014          217,978,734.22           3,686,729.17            892,622.92           892,622.92
 113         05/10/2014          214,292,005.04          18,125,511.01            877,525.76           877,525.76
 114         06/10/2014          196,166,494.03           6,383,126.12            803,301.79           803,301.79
 115         07/10/2014          189,783,367.91          58,376,981.14            777,162.89           777,162.89
 116         08/10/2014          131,406,386.78          19,513,956.59            538,109.15           538,109.15
 117         09/10/2014          111,892,430.19          31,595,324.75            458,199.50           458,199.50
 118         10/10/2014           80,297,105.44          61,126,985.84            328,816.65           328,816.65
 119         11/10/2014           19,170,119.60          19,170,119.60             78,501.64            78,501.64


          Interest Short           Expense        Total Payment            End Balance             Coupon Paid
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           1,025,523.14           250,433,000.00               4.9140%
              0.00                 0.00           3,004,472.20           248,454,050.93               4.9140%
              0.00                 0.00           2,249,577.40           247,221,892.87               4.9140%
              0.00                 0.00           2,294,390.33           245,939,876.19               4.9140%
              0.00                 0.00           2,215,725.70           244,731,274.28               4.9140%
              0.00                 0.00           2,261,704.54           243,471,744.31               4.9140%
              0.00                 0.00           2,184,697.49           242,284,063.62               4.9140%
              0.00                 0.00           2,170,128.33           241,106,088.53               4.9140%
              0.00                 0.00           2,339,276.48           239,754,141.48               4.9140%
              0.00                 0.00           2,142,842.75           238,593,091.94               4.9140%
              0.00                 0.00           2,190,744.71           237,379,385.94               4.9140%
              0.00                 0.00           2,118,071.36           236,233,383.17               4.9140%
              0.00                 0.00           2,166,634.66           235,034,124.21               4.9140%
              0.00                 0.00           2,095,431.09           233,901,157.86               4.9140%
              0.00                 0.00           2,084,846.74           232,774,136.36               4.9140%
              0.00                 0.00           2,134,184.72           231,593,161.73               4.9140%
              0.00                 0.00           2,064,956.12           230,476,579.61               4.9140%
              0.00                 0.00           2,114,679.43           229,305,701.78               4.9140%
              0.00                 0.00           4,213,371.55           226,031,337.07               4.9140%
              0.00                 0.00           4,953,911.08           222,003,024.31               4.9140%
              0.00                 0.00           4,933,392.48           217,978,734.22               4.9140%
              0.00                 0.00           4,579,352.09           214,292,005.04               4.9140%
              0.00                 0.00          19,003,036.77           196,166,494.03               4.9140%
              0.00                 0.00           7,186,427.91           189,783,367.91               4.9140%
              0.00                 0.00          59,154,144.03           131,406,386.78               4.9140%
              0.00                 0.00          20,052,065.74           111,892,430.19               4.9140%
              0.00                 0.00          32,053,524.25            80,297,105.44               4.9140%
              0.00                 0.00          61,455,802.49            19,170,119.60               4.9140%
              0.00                 0.00          19,248,621.24                     0.00               4.9140%



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.



BACM 2004-06                                                                           Banc of America Securities

A2
BCF with 46% extension for 30 months.
12/10/04 11:26:35, Oscar v3.04, \\crprdndfs01\ds_dfs\DCR\CMBS\Commercial Deals\Fin1\BACM 2004-6\Structure\Red\Red.oxd

   Period            Payment Date          Beg Balance                Principal Payment Interest Due    Interest Payment
      1               01/10/2005           195,270,000.00                   0.00        689,628.55        689,628.55
      2               02/10/2005           195,270,000.00                   0.00        689,628.55        689,628.55
      3               03/10/2005           195,270,000.00                   0.00        689,628.55        689,628.55
      4               04/10/2005           195,270,000.00                   0.00        689,628.55        689,628.55
      5               05/10/2005           195,270,000.00                   0.00        689,628.55        689,628.55
      6               06/10/2005           195,270,000.00                   0.00        689,628.55        689,628.55
      7               07/10/2005           195,270,000.00                   0.00        689,628.55        689,628.55
      8               08/10/2005           195,270,000.00                   0.00        689,628.55        689,628.55
      9               09/10/2005           195,270,000.00                   0.00        689,628.55        689,628.55
     10               10/10/2005           195,270,000.00                   0.00        689,628.55        689,628.55
     11               11/10/2005           195,270,000.00                   0.00        689,628.55        689,628.55
     12               12/10/2005           195,270,000.00                   0.00        689,628.55        689,628.55
     13               01/10/2006           195,270,000.00                   0.00        689,628.55        689,628.55
     14               02/10/2006           195,270,000.00                   0.00        689,628.55        689,628.55
     15               03/10/2006           195,270,000.00                   0.00        689,628.55        689,628.55
     16               04/10/2006           195,270,000.00                   0.00        689,628.55        689,628.55
     17               05/10/2006           195,270,000.00                   0.00        689,628.55        689,628.55
     18               06/10/2006           195,270,000.00                   0.00        689,628.55        689,628.55
     19               07/10/2006           195,270,000.00                   0.00        689,628.55        689,628.55
     20               08/10/2006           195,270,000.00                   0.00        689,628.55        689,628.55
     21               09/10/2006           195,270,000.00                   0.00        689,628.55        689,628.55
     22               10/10/2006           195,270,000.00                   0.00        689,628.55        689,628.55
     23               11/10/2006           195,270,000.00                   0.00        689,628.55        689,628.55
     24               12/10/2006           195,270,000.00                   0.00        689,628.55        689,628.55
     25               01/10/2007           195,270,000.00                   0.00        689,628.55        689,628.55
     26               02/10/2007           195,270,000.00                   0.00        689,628.55        689,628.55
     27               03/10/2007           195,270,000.00                   0.00        689,628.55        689,628.55
     28               04/10/2007           195,270,000.00                   0.00        689,628.55        689,628.55
     29               05/10/2007           195,270,000.00                   0.00        689,628.55        689,628.55
     30               06/10/2007           195,270,000.00                   0.00        689,628.55        689,628.55
     31               07/10/2007           195,270,000.00                   0.00        689,628.55        689,628.55
     32               08/10/2007           195,270,000.00                   0.00        689,628.55        689,628.55
     33               09/10/2007           195,270,000.00                   0.00        689,628.55        689,628.55
     34               10/10/2007           195,270,000.00                   0.00        689,628.55        689,628.55
     35               11/10/2007           195,270,000.00                   0.00        689,628.55        689,628.55
     36               12/10/2007           195,270,000.00                   0.00        689,628.55        689,628.55
     37               01/10/2008           195,270,000.00                   0.00        689,628.55        689,628.55
     38               02/10/2008           195,270,000.00                   0.00        689,628.55        689,628.55
     39               03/10/2008           195,270,000.00                   0.00        689,628.55        689,628.55
     40               04/10/2008           195,270,000.00                   0.00        689,628.55        689,628.55
     41               05/10/2008           195,270,000.00                   0.00        689,628.55        689,628.55
     42               06/10/2008           195,270,000.00                   0.00        689,628.55        689,628.55
     43               07/10/2008           195,270,000.00                   0.00        689,628.55        689,628.55
     44               08/10/2008           195,270,000.00                   0.00        689,628.55        689,628.55
     45               09/10/2008           195,270,000.00                   0.00        689,628.55        689,628.55
     46               10/10/2008           195,270,000.00                   0.00        689,628.55        689,628.55
     47               11/10/2008           195,270,000.00                   0.00        689,628.55        689,628.55
     48               12/10/2008           195,270,000.00                   0.00        689,628.55        689,628.55
     49               01/10/2009           195,270,000.00                   0.00        689,628.55        689,628.55
     50               02/10/2009           195,270,000.00                   0.00        689,628.55        689,628.55
     51               03/10/2009           195,270,000.00           2,961,426.68        689,628.55        689,628.55
     52               04/10/2009           192,308,573.32           5,339,174.71        679,169.78        679,169.78
     53               05/10/2009           186,969,398.61           5,182,462.22        660,313.59        660,313.59
     54               06/10/2009           181,786,936.39           6,213,181.90        642,010.86        642,010.86
     55               07/10/2009           175,573,754.49          24,576,354.13        620,067.98        620,067.98
     56               08/10/2009           150,997,400.36          50,175,629.81        533,272.49        533,272.49
     57               09/10/2009           100,821,770.56           3,835,745.17        356,068.89        356,068.89
     58               10/10/2009            96,986,025.39          15,594,853.26        342,522.31        342,522.31
     59               11/10/2009            81,391,172.13          22,526,925.82        287,446.49        287,446.49
     60               12/10/2009            58,864,246.31          42,161,821.07        207,888.90        207,888.90
     61               01/10/2010            16,702,425.25          16,702,425.25         58,987.40         58,987.40


Interest Short     Expense         Total Payment           End Balance         Coupon Paid
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00            689,628.55           195,270,000.00        4.2380%
     0.00            0.00          3,651,055.23           192,308,573.32        4.2380%
     0.00            0.00          6,018,344.49           186,969,398.61        4.2380%
     0.00            0.00          5,842,775.81           181,786,936.39        4.2380%
     0.00            0.00          6,855,192.76           175,573,754.49        4.2380%
     0.00            0.00         25,196,422.11           150,997,400.36        4.2380%
     0.00            0.00         50,708,902.29           100,821,770.56        4.2380%
     0.00            0.00          4,191,814.05            96,986,025.39        4.2380%
     0.00            0.00         15,937,375.57            81,391,172.13        4.2380%
     0.00            0.00         22,814,372.31            58,864,246.31        4.2380%
     0.00            0.00         42,369,709.96            16,702,425.25        4.2380%
     0.00            0.00         16,761,412.65                     0.00        4.2380%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 'SEC') and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2004-6 XP Schedule
-----------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


-----------------------------------------------------------------------------------------------------------------------------------
                         Cut-Off         Period 1-6        Period 7-12      Period 13-18      Period 19-24      Period 25-30
Class   Rating           Balance       PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional
-----------------------------------------------------------------------------------------------------------------------------------
A1      AAA/ Aaa       42,300,000.00     39,394,000.00     35,817,000.00     15,423,000.00                --                --
A2      AAA/ Aaa      195,270,000.00    195,270,000.00    195,270,000.00    195,270,000.00    187,796,000.00    164,900,000.00
A3      AAA/ Aaa      256,609,000.00    256,609,000.00    256,609,000.00    256,609,000.00    256,609,000.00    256,609,000.00
A-AB    AAA/ Aaa       36,655,000.00     36,655,000.00     36,655,000.00     36,655,000.00     36,655,000.00     36,655,000.00
A-4     AAA/ Aaa      250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00
AJ      AAA/ Aaa       57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00
B       AA / Aa2       19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00
C       AA- / Aa3       9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00
D       A / A2         18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00
E       A- / A3         9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00
F       BBB+ / Baa1    14,648,000.00     14,648,000.00     14,648,000.00     14,648,000.00     14,648,000.00     14,648,000.00
G       BBB / Baa2      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00
H       BBB- / Baa3    13,428,000.00     13,428,000.00     13,428,000.00     13,428,000.00     13,428,000.00     13,428,000.00
J       BB+ / Ba1       6,104,000.00      6,104,000.00      6,104,000.00      6,104,000.00      6,104,000.00      6,104,000.00
K       BB / Ba2        4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00
L       BB- / Ba3       4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00      4,883,000.00

-----------------------------------------------------------------------------------------------------------------------------------
Total                 949,728,000.00    946,822,000.00    943,245,000.00    922,851,000.00    899,954,000.00    877,058,000.00
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
         Period 31-36      Period 37-42      Period 43-48      Period 49-54      Period 55-60      Period 61-66      Period 67-72
Class   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional
-----------------------------------------------------------------------------------------------------------------------------------
A1                   --                --                --                --                --                --                --
A2       142,927,000.00    121,153,000.00     97,968,000.00      7,300,000.00                --                --                --
A3       256,609,000.00    256,609,000.00    256,609,000.00    256,609,000.00    166,564,000.00    154,484,000.00    144,878,000.00
A-AB      36,655,000.00     36,655,000.00     36,655,000.00     36,655,000.00     36,655,000.00     32,897,000.00     27,543,000.00
A-4      250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00    250,433,000.00
AJ        57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00     57,374,000.00
B         19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00     19,532,000.00
C          9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00
D         18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00     18,311,000.00
E          9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00      9,766,000.00
F         14,648,000.00     14,648,000.00     14,648,000.00     14,648,000.00     13,260,000.00      6,876,000.00        844,000.00
G          9,766,000.00      9,766,000.00      9,766,000.00      6,051,000.00                --                --                --
H         13,428,000.00     12,336,000.00      4,166,000.00                --                --                --                --
J          6,104,000.00                --                --                --                --                --                --
K          1,272,000.00                --                --                --                --                --                --
L                    --                --                --                --                --                --                --

-----------------------------------------------------------------------------------------------------------------------------------
Total    846,591,000.00    816,349,000.00    784,994,000.00    686,445,000.00    581,661,000.00    559,439,000.00    538,447,000.00
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------
         Period 73-78      Period 79-84
Class   PAC IO Notional   PAC IO Notional
-----------------------------------------
A1                   --                --
A2                   --                --
A3       135,933,000.00                --
A-AB      21,750,000.00                --
A-4      250,433,000.00    243,080,000.00
AJ        57,374,000.00     57,374,000.00
B         19,532,000.00     19,532,000.00
C          9,766,000.00      9,766,000.00
D         18,311,000.00     17,727,000.00
E          4,801,000.00                --
F                    --                --
G                    --                --
H                    --                --
J                    --                --
K                    --                --
L                    --                --

-----------------------------------------
Total    517,900,000.00    347,479,000.00
-----------------------------------------


Payment Date          Period         Rate           Strip              0.030%
  12/10/2004              0
   1/10/2005              1        5.21870%
   2/10/2005              2        5.21840%
   3/10/2005              3        5.21890%
   4/10/2005              4        5.39130%
   5/10/2005              5        5.21830%
   6/10/2005              6        5.39130%
   7/10/2005              7        5.21820%
   8/10/2005              8        5.39120%
   9/10/2005              9        5.39120%
  10/10/2005             10        5.21810%
  11/10/2005             11        5.39100%
  12/10/2005             12        5.21800%
   1/10/2006             13        5.21790%
   2/10/2006             14        5.21790%
   3/10/2006             15        5.21820%
   4/10/2006             16        5.39080%
   5/10/2006             17        5.21770%
   6/10/2006             18        5.39070%
   7/10/2006             19        5.21760%
   8/10/2006             20        5.39060%
   9/10/2006             21        5.39050%
  10/10/2006             22        5.21750%
  11/10/2006             23        5.39040%
  12/10/2006             24        5.21740%
   1/10/2007             25        5.21740%
   2/10/2007             26        5.21740%
   3/10/2007             27        5.21800%
   4/10/2007             28        5.39020%
   5/10/2007             29        5.21710%
   6/10/2007             30        5.39000%
   7/10/2007             31        5.21700%
   8/10/2007             32        5.38990%
   9/10/2007             33        5.38980%
  10/10/2007             34        5.21670%
  11/10/2007             35        5.38960%
  12/10/2007             36        5.21660%
   1/10/2008             37        5.38950%
   2/10/2008             38        5.21640%
   3/10/2008             39        5.21720%
   4/10/2008             40        5.38920%
   5/10/2008             41        5.21620%
   6/10/2008             42        5.38900%
   7/10/2008             43        5.21600%
   8/10/2008             44        5.38890%
   9/10/2008             45        5.38880%
  10/10/2008             46        5.21580%
  11/10/2008             47        5.38860%
  12/10/2008             48        5.21530%
   1/10/2009             49        5.21530%
   2/10/2009             50        5.21520%
   3/10/2009             51        5.21700%
   4/10/2009             52        5.38940%
   5/10/2009             53        5.21640%
   6/10/2009             54        5.38930%
   7/10/2009             55        5.21630%
   8/10/2009             56        5.38760%
   9/10/2009             57        5.43260%
  10/10/2009             58        5.25840%
  11/10/2009             59        5.43990%
  12/10/2009             60        5.27760%
   1/10/2010             61        5.31260%
   2/10/2010             62        5.32310%
   3/10/2010             63        5.32360%
   4/10/2010             64        5.49880%
   5/10/2010             65        5.32280%
   6/10/2010             66        5.49860%
   7/10/2010             67        5.32260%
   8/10/2010             68        5.49840%
   9/10/2010             69        5.49830%
  10/10/2010             70        5.32230%
  11/10/2010             71        5.49810%
  12/10/2010             72        5.32210%
   1/10/2011             73        5.32200%
   2/10/2011             74        5.32190%
   3/10/2011             75        5.32240%
   4/10/2011             76        5.49750%
   5/10/2011             77        5.32150%
   6/10/2011             78        5.49730%
   7/10/2011             79        5.32130%
   8/10/2011             80        5.49700%
   9/10/2011             81        5.49690%
  10/10/2011             82        5.34670%
  11/10/2011             83        5.52280%
  12/10/2011             84        5.34630%

BACM 2004-6 Revised PAC IO Schedule
-----------------------------------

The sizing Scenario for purposes of sizing the PAC IO is the Following:

1) 4.5% CDR starting in month 1, 25% loss severity, 9 month lag && 100% CPY with 1% Call for the PAC IO (after LO/YM)

1) Default "Simon- Upper Valley Mall" 100% CDR starting in month 18, 25% loss severity, 6 month lag && 100% CPY with 1% Call for the PAC IO (after LO/YM)


                                                     1                 2                 3                 4                 5
------------------------------------------------------------------------------------------------------------------------------
                         Cut-Off         Period 1-6        Period 7-12      Period 13-18      Period 19-24      Period 25-30
Class   Rating           Balance       PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional
------------------------------------------------------------------------------------------------------------------------------
A1      AAA / AAA      42,300,000.00     39,098,000.00     29,913,000.00      9,931,000.00                --                --
A2      AAA / AAA     193,677,000.00    193,677,000.00    193,677,000.00    193,677,000.00    184,115,000.00    128,429,000.00
A3      AAA / AAA     220,804,000.00    220,804,000.00    220,804,000.00    220,804,000.00    220,804,000.00    220,804,000.00
A-AB    AAA / AAA      35,645,000.00     35,645,000.00     35,645,000.00     35,645,000.00     35,645,000.00     35,645,000.00
A4      AAA / AAA      35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00
A5      AAA / AAA     237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00
AJ      AAA / AAA      56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00
B       AA / AA        19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00
C       AA- / AA-       9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
D       A / A          17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00
E       A- / A-         9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
F       BBB+ / BBB+    14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00
G       BBB / BBB       9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
H       BBB- / BBB-    13,153,000.00     13,153,000.00     13,153,000.00     13,153,000.00     13,153,000.00     13,153,000.00
J       BB+ / BB+       5,979,000.00      5,979,000.00      5,979,000.00      5,979,000.00      5,979,000.00      5,979,000.00
K       BB / BB         4,783,000.00      4,783,000.00      4,783,000.00      4,783,000.00      4,783,000.00      4,783,000.00
L       BB- / BB-       4,783,000.00      4,783,000.00      4,783,000.00      4,783,000.00      4,783,000.00      3,670,000.00

------------------------------------------------------------------------------------------------------------------------------
Total                 930,283,000.00    927,081,000.00    917,896,000.00    897,914,000.00    878,421,000.00    821,622,000.00
------------------------------------------------------------------------------------------------------------------------------


                      6                 7                 8                 9                10                11                12
-----------------------------------------------------------------------------------------------------------------------------------
         Period 31-36      Period 37-42      Period 43-48      Period 49-54      Period 55-60      Period 61-66      Period 67-72
Class   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional
-----------------------------------------------------------------------------------------------------------------------------------
A1                   --                --                --                --                --                --                --
A2       109,307,000.00     90,123,000.00     69,130,000.00                --                --                --                --
A3       220,804,000.00    220,804,000.00    220,804,000.00    204,244,000.00    105,078,000.00     95,180,000.00     87,306,000.00
A-AB      35,645,000.00     35,645,000.00     35,645,000.00     35,645,000.00     35,645,000.00     31,818,000.00     26,628,000.00
A4        35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00
A5       237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00
AJ        56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00
B         19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00
C          9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
D         17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00
E          9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
F         14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00
G          9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
H         13,153,000.00     13,153,000.00     13,153,000.00     10,830,000.00      7,027,000.00      3,768,000.00        672,000.00
J          5,979,000.00      5,818,000.00      1,689,000.00                --                --                --                --
K          4,086,000.00                --                --                --                --                --                --
L                    --                --                --                --                --                --                --

-----------------------------------------------------------------------------------------------------------------------------------
Total    798,133,000.00    774,702,000.00    749,580,000.00    659,878,000.00    556,909,000.00    539,925,000.00    523,765,000.00
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------
                     13                14
         Period 73-78      Period 79-84
Class   PAC IO Notional   PAC IO Notional
-----------------------------------------
A1                   --                --
A2                   --                --
A3        79,920,000.00                --
A-AB      21,010,000.00                --
A4        35,443,000.00                --
A5       237,402,000.00    197,349,000.00
AJ        56,200,000.00     56,200,000.00
B         19,131,000.00     19,131,000.00
C          9,566,000.00      9,566,000.00
D         17,936,000.00     17,936,000.00
E          9,566,000.00      9,566,000.00
F         14,349,000.00     14,349,000.00
G          7,233,000.00      4,438,000.00
H                    --                --
J                    --                --
K                    --                --
L                    --                --

-----------------------------------------
Total    507,756,000.00    328,535,000.00
-----------------------------------------


                                     0.030%
Payment Date           Period        Strip
  12/10/2004              0
   1/10/2005              1        5.21820%
   2/10/2005              2        5.21780%
   3/10/2005              3        5.21840%
   4/10/2005              4        5.39070%
   5/10/2005              5        5.21770%
   6/10/2005              6        5.39070%
   7/10/2005              7        5.21760%
   8/10/2005              8        5.39060%
   9/10/2005              9        5.39050%
  10/10/2005             10        5.21750%
  11/10/2005             11        5.39040%
  12/10/2005             12        5.21740%
   1/10/2006             13        5.21730%
   2/10/2006             14        5.21730%
   3/10/2006             15        5.21760%
   4/10/2006             16        5.39010%
   5/10/2006             17        5.21710%
   6/10/2006             18        5.39000%
   7/10/2006             19        5.21700%
   8/10/2006             20        5.38990%
   9/10/2006             21        5.38990%
  10/10/2006             22        5.21690%
  11/10/2006             23        5.38980%
  12/10/2006             24        5.21680%
   1/10/2007             25        5.18610%
   2/10/2007             26        5.18610%
   3/10/2007             27        5.18860%
   4/10/2007             28        5.35790%
   5/10/2007             29        5.18610%
   6/10/2007             30        5.35780%
   7/10/2007             31        5.18600%
   8/10/2007             32        5.35780%
   9/10/2007             33        5.35780%
  10/10/2007             34        5.18600%
  11/10/2007             35        5.35770%
  12/10/2007             36        5.18590%
   1/10/2008             37        5.35770%
   2/10/2008             38        5.18590%
   3/10/2008             39        5.18670%
   4/10/2008             40        5.35760%
   5/10/2008             41        5.18580%
   6/10/2008             42        5.35760%
   7/10/2008             43        5.18580%
   8/10/2008             44        5.35750%
   9/10/2008             45        5.35750%
  10/10/2008             46        5.18580%
  11/10/2008             47        5.35750%
  12/10/2008             48        5.18530%
   1/10/2009             49        5.18530%
   2/10/2009             50        5.18530%
   3/10/2009             51        5.19510%
   4/10/2009             52        5.38870%
   5/10/2009             53        5.21580%
   6/10/2009             54        5.38860%
   7/10/2009             55        5.21570%
   8/10/2009             56        5.38690%
   9/10/2009             57        5.41740%
  10/10/2009             58        5.25350%
  11/10/2009             59        5.43700%
  12/10/2009             60        5.27510%
   1/10/2010             61        5.28640%
   2/10/2010             62        5.28630%
   3/10/2010             63        5.28890%
   4/10/2010             64        5.46050%
   5/10/2010             65        5.28600%
   6/10/2010             66        5.46030%
   7/10/2010             67        5.28570%
   8/10/2010             68        5.46010%
   9/10/2010             69        5.45990%
  10/10/2010             70        5.28540%
  11/10/2010             71        5.45970%
  12/10/2010             72        5.28520%
   1/10/2011             73        5.28500%
   2/10/2011             74        5.28490%
   3/10/2011             75        5.28750%
   4/10/2011             76        5.45900%
   5/10/2011             77        5.28450%
   6/10/2011             78        5.45870%
   7/10/2011             79        5.28430%
   8/10/2011             80        5.48180%
   9/10/2011             81        5.48180%
  10/10/2011             82        5.34560%
  11/10/2011             83        5.52160%
  12/10/2011             84        5.34520%

BACM 2004-6 Revised PAC IO Schedule
-----------------------------------

The sizing Scenario for purposes of sizing the PAC IO is the Following:

1) 4.5% CDR starting in month 1, 25% loss severity, 9 month lag && 100% CPY with 1% Call for the PAC IO (after LO/YM)

1) Default "Simon- Upper Valley Mall" 100% CDR starting in month 18, 25% loss severity, 6 month lag && 100% CPY with 1% Call for the PAC IO (after LO/YM)


                                                     1                 2                 3                 4                 5
------------------------------------------------------------------------------------------------------------------------------
                         Cut-Off         Period 1-6        Period 7-12      Period 13-18      Period 19-24      Period 25-30
Class   Rating           Balance       PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional
------------------------------------------------------------------------------------------------------------------------------
A1      AAA / AAA      42,300,000.00     39,098,000.00     29,913,000.00      9,931,000.00                --                --
A2      AAA / AAA     193,677,000.00    193,677,000.00    193,677,000.00    193,677,000.00    184,115,000.00    128,429,000.00
A3      AAA / AAA     220,804,000.00    220,804,000.00    220,804,000.00    220,804,000.00    220,804,000.00    220,804,000.00
A-AB    AAA / AAA      35,645,000.00     35,645,000.00     35,645,000.00     35,645,000.00     35,645,000.00     35,645,000.00
A4      AAA / AAA      35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00
A5      AAA / AAA     237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00
AJ      AAA / AAA      56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00
B       AA / AA        19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00
C       AA- / AA-       9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
D       A / A          17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00
E       A- / A-         9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
F       BBB+ / BBB+    14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00
G       BBB / BBB       9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
H       BBB- / BBB-    13,153,000.00     13,153,000.00     13,153,000.00     13,153,000.00     13,153,000.00     13,153,000.00
J       BB+ / BB+       5,979,000.00      5,979,000.00      5,979,000.00      5,979,000.00      5,979,000.00      5,979,000.00
K       BB / BB         4,783,000.00      4,783,000.00      4,783,000.00      4,783,000.00      4,783,000.00      4,783,000.00
L       BB- / BB-       4,783,000.00      4,783,000.00      4,783,000.00      4,783,000.00      4,783,000.00      3,670,000.00

------------------------------------------------------------------------------------------------------------------------------
Total                 930,283,000.00    927,081,000.00    917,896,000.00    897,914,000.00    878,421,000.00    821,622,000.00
------------------------------------------------------------------------------------------------------------------------------


                      6                 7                 8                 9                10                11                12
-----------------------------------------------------------------------------------------------------------------------------------
         Period 31-36      Period 37-42      Period 43-48      Period 49-54      Period 55-60      Period 61-66      Period 67-72
Class   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional
-----------------------------------------------------------------------------------------------------------------------------------
A1                   --                --                --                --                --                --                --
A2       109,307,000.00     90,123,000.00     69,130,000.00                --                --                --                --
A3       220,804,000.00    220,804,000.00    220,804,000.00    204,244,000.00    105,078,000.00     95,180,000.00     87,306,000.00
A-AB      35,645,000.00     35,645,000.00     35,645,000.00     35,645,000.00     35,645,000.00     31,818,000.00     26,628,000.00
A4        35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00     35,443,000.00
A5       237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00    237,402,000.00
AJ        56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00     56,200,000.00
B         19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00     19,131,000.00
C          9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
D         17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00     17,936,000.00
E          9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
F         14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00     14,349,000.00
G          9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00      9,566,000.00
H         13,153,000.00     13,153,000.00     13,153,000.00     10,830,000.00      7,027,000.00      3,768,000.00        672,000.00
J          5,979,000.00      5,818,000.00      1,689,000.00                --                --                --                --
K          4,086,000.00                --                --                --                --                --                --
L                    --                --                --                --                --                --                --

-----------------------------------------------------------------------------------------------------------------------------------
Total    798,133,000.00    774,702,000.00    749,580,000.00    659,878,000.00    556,909,000.00    539,925,000.00    523,765,000.00
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------
                     13                14
         Period 73-78      Period 79-84
Class   PAC IO Notional   PAC IO Notional
-----------------------------------------
A1                   --                --
A2                   --                --
A3        79,920,000.00                --
A-AB      21,010,000.00                --
A4        35,443,000.00                --
A5       237,402,000.00    197,349,000.00
AJ        56,200,000.00     56,200,000.00
B         19,131,000.00     19,131,000.00
C          9,566,000.00      9,566,000.00
D         17,936,000.00     17,936,000.00
E          9,566,000.00      9,566,000.00
F         14,349,000.00     14,349,000.00
G          7,233,000.00      4,438,000.00
H                    --                --
J                    --                --
K                    --                --
L                    --                --

-----------------------------------------
Total    507,756,000.00    328,535,000.00
-----------------------------------------


                                     0.030%
Payment Date           Period        Strip
  12/10/2004              0
   1/10/2005              1        5.21820%
   2/10/2005              2        5.21780%
   3/10/2005              3        5.21840%
   4/10/2005              4        5.39070%
   5/10/2005              5        5.21770%
   6/10/2005              6        5.39070%
   7/10/2005              7        5.21760%
   8/10/2005              8        5.39060%
   9/10/2005              9        5.39050%
  10/10/2005             10        5.21750%
  11/10/2005             11        5.39040%
  12/10/2005             12        5.21740%
   1/10/2006             13        5.21730%
   2/10/2006             14        5.21730%
   3/10/2006             15        5.21760%
   4/10/2006             16        5.39010%
   5/10/2006             17        5.21710%
   6/10/2006             18        5.39000%
   7/10/2006             19        5.21700%
   8/10/2006             20        5.38990%
   9/10/2006             21        5.38990%
  10/10/2006             22        5.21690%
  11/10/2006             23        5.38980%
  12/10/2006             24        5.21680%
   1/10/2007             25        5.18610%
   2/10/2007             26        5.18610%
   3/10/2007             27        5.18860%
   4/10/2007             28        5.35790%
   5/10/2007             29        5.18610%
   6/10/2007             30        5.35780%
   7/10/2007             31        5.18600%
   8/10/2007             32        5.35780%
   9/10/2007             33        5.35780%
  10/10/2007             34        5.18600%
  11/10/2007             35        5.35770%
  12/10/2007             36        5.18590%
   1/10/2008             37        5.35770%
   2/10/2008             38        5.18590%
   3/10/2008             39        5.18670%
   4/10/2008             40        5.35760%
   5/10/2008             41        5.18580%
   6/10/2008             42        5.35760%
   7/10/2008             43        5.18580%
   8/10/2008             44        5.35750%
   9/10/2008             45        5.35750%
  10/10/2008             46        5.18580%
  11/10/2008             47        5.35750%
  12/10/2008             48        5.18530%
   1/10/2009             49        5.18530%
   2/10/2009             50        5.18530%
   3/10/2009             51        5.19510%
   4/10/2009             52        5.38870%
   5/10/2009             53        5.21580%
   6/10/2009             54        5.38860%
   7/10/2009             55        5.21570%
   8/10/2009             56        5.38690%
   9/10/2009             57        5.41740%
  10/10/2009             58        5.25350%
  11/10/2009             59        5.43700%
  12/10/2009             60        5.27510%
   1/10/2010             61        5.28640%
   2/10/2010             62        5.28630%
   3/10/2010             63        5.28890%
   4/10/2010             64        5.46050%
   5/10/2010             65        5.28600%
   6/10/2010             66        5.46030%
   7/10/2010             67        5.28570%
   8/10/2010             68        5.46010%
   9/10/2010             69        5.45990%
  10/10/2010             70        5.28540%
  11/10/2010             71        5.45970%
  12/10/2010             72        5.28520%
   1/10/2011             73        5.28500%
   2/10/2011             74        5.28490%
   3/10/2011             75        5.28750%
   4/10/2011             76        5.45900%
   5/10/2011             77        5.28450%
   6/10/2011             78        5.45870%
   7/10/2011             79        5.28430%
   8/10/2011             80        5.48180%
   9/10/2011             81        5.48180%
  10/10/2011             82        5.34560%
  11/10/2011             83        5.52160%
  12/10/2011             84        5.34520%